      As filed with the Securities and Exchange Commission on June 6, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                  Simon D. Collier, Principal Executive Officer
                               Two Portland Square
                              Portland, Maine 04101
                                  207-553-7110

                        Date of fiscal year end: March 31

            Date of reporting period: April 1, 2007 - March 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.

[LOGO] ABSOLUTE Strategies
-----------------FUND

                                 ANNUAL REPORT

                                MARCH 31, 2008

[LOGO] ABSOLUTE
--------
INVESTMENT ADVISERS

  Absolute Strategies Fund and logo are registered service marks of Absolute Investment Advisers LLC; Absolute Investment Advisers ("AIA") and logo are registered service marks of AIA; and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2008

Dear Shareholder,

We are pleased to present the annual report for the Absolute Strategies Fund (the "Fund") for the fiscal year ended March 31, 2008. The Fund continues to perform as intended given the Fund's risk exposures and risk-adjusted performance. Fund performance has been achieved with low volatility and low beta relative to the S&P 500 Index ("S&P 500"), while at the same time being broadly hedged against equity market fluctuations. From inception through March 31, 2008, the Fund's monthly returns have had a beta of 0.22, (beta measures the Fund's sensitivity to the S&P 500) demonstrating that Fund returns were largely independent of this market index. The annualized standard deviation of monthly returns, a measure of portfolio volatility and risk, has been 2.5%; the largest down month was -1.38% for the Institutional Shares. As of March 31, net assets totaled $907 million, an increase of 266% over March 31, 2007. As a result of the increase in assets, the Fund's net expense ratio has fallen.

The Fund (Institutional Shares) had a modest positive return of 0.41% over the 12 months ended March 31 versus negative returns of -5.1% for the S&P 500 and -13.0% for the Russell 2000 Index. The Fund's beta and standard deviation have been very consistent during the past twelve months and have been inline with expectations. We view our "uneventful" performance as attractive given the context of current market volatility, especially when large losses appear to be common among many investments. As an example of the cost of volatility, if the S&P 500 is to recover its recent peak-to-trough loss of approximately -20%, it will need a 25% gain. For equity investors who may need short-term liquidity, this volatility could be costly.

PLEASE SEE THE ACCOMPANYING PERFORMANCE CHARTS AND FINANCIAL HIGHLIGHTS FOR COMPLETE RETURN AND EXPENSE INFORMATION BY SHARE CLASS. FOR A LONGER TERM PERSPECTIVE, THE FUND'S (INSTITUTIONAL SHARES) 1-YEAR AND SINCE INCEPTION (JULY 27, 2005) AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2008 WERE 0.41% AND 3.49%, RESPECTIVELY. PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S TOTAL ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 2.57% FOR INSTITUTIONAL SHARES. EXCLUDING THE EFFECT OF EXPENSES ATTRIBUTABLE TO DIVIDENDS ON SHORT SALES, THE FUND'S TOTAL ANNUAL OPERATING EXPENSE RATIO (NET) WAS 1.88% FOR INSTITUTIONAL SHARES FOR THE FISCAL YEAR ENDED MARCH 31, 2008. THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.95%. ALTHOUGH SUBJECT TO CHANGE, THIS WAIVER HAS BEEN RENEWED ANNUALLY ON JULY 31/ST/. FOR THE MOST RECENT MONTH END PERFORMANCE INFORMATION, PLEASE CALL (888) 992-2765 OR CONTACT YOUR FINANCIAL ADVISER.

As stated in previous reports, the Fund's emphasis on risk management differs from more traditional investments which achieve returns from general market or beta exposures. The Fund and its sub-advisers do not attempt to track a traditional benchmark or index, such as the S&P 500. Instead, we seek to achieve absolute (positive) returns independent of traditional indices over a complete market cycle (bull and bear markets combined) by using multiple investment strategies. As such, our performance will likely differ from the performance of major market indices during both up and down periods. In addition, the sub-advisers may

                                      1               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2008

selectively take risk, hedge risk, or seek to avoid risk in individual securities or industries without being constrained by managing to a benchmark.

Over the past 18 months we have added four new strategies and have removed four others from the Fund. We believe the new sub-advisers to be highly-skilled managers that will further improve the mix of our assets and offer distinctive risk-adjusted return opportunities. While we continue to seek skilled managers to the Fund, the recent number of manager changes has been largely opportunistic based on asset growth and is unlikely to be common in the future. We also plan to maintain a manageable number of sub-advisers; too many strategies can create over-diversification and higher sensitivity to systemic risks. As the Fund's adviser, we want to have a firm understanding of each strategy's risks and opportunities while maintaining ongoing dialogue with the sub-advisers.

The Fund's allocations and performance can be viewed along multiple dimensions. Overall holdings of the Fund, aggregated across sub-adviser strategies, are diversified across a wide range of industries and asset classes. As such, it is difficult to attribute performance to any small group of securities. As of March 31, 2008, the Fund held over 1500 securities, including both long and short equity, fixed income, ETFs, options, and financial futures hedges. The Fund's long and short securities, excluding short term investments, were approximately $714 million and $369 million respectively. Long and short equity securities totaled approximately 53% and 36% of net assets respectively. Our largest single long stock position was in Berkshire Hathaway, which represented 1% of net assets. Convertible bonds and other fixed income securities totaled approximately 12% and 11% of net assets respectively; these securities are utilized in convertible arbitrage, distressed debt, and discretionary fixed income strategies. Cash held by our sub-advisers was approximately 17% of net assets; much of this cash was held as collateral for options, futures hedges, and short positions.

Fund assets are actively managed by the sub-advisers within clearly specified mandates and allocations, and the sub-advisers act independently of one another. With the recent sub-adviser changes, we currently allocate assets to fourteen strategies among twelve sub-advisers. As of March 31, 2008, we allocated approximately 97% of the Fund's assets; the remaining 3% was held in cash for future allocations and rebalancing. Of the sub-advisers who received assets, the largest allocation to a single strategy was approximately 14%; the smallest was roughly 1%. While we view each manager strategy as an independent risk/return profile, the following chart illustrates a summary breakdown of our sub-adviser allocations by style, (each category may represent strategies used by multiple sub-advisers):

                                      2               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2008


                                    [CHART]

                   Market-Neutral Equity           26%
                   Long/Short Equity               22%
                   Convertible Arbitrage           17%
                   Distressed Debt                 11%
                   Opportunistic Equity            10%
                   Global Macro                     8%
                   Discretionary Fixed Income       3%
                   Unallocated                      3%

As expected, the sub-advisers have produced a range of return profiles that combine to form the overall portfolio. With dislocations in both the equity and credit markets over the past 12 months, meaningful upside performance in almost any sub-adviser strategy was difficult to obtain. However, of the twelve strategies receiving an allocation for the full 12 months, eight had positive returns. Largest gains came from equity market neutral and convertible arbitrage strategies while negative returns were attributable to certain equity strategies. Considering the performance of many other investments, we are pleased with the ability of our managers to preserve capital during this time. Additionally, our overlay hedge provided an intended buffer against systemic risk as well as providing a positive return to the Fund's performance. This overlay hedge was implemented to minimize potential systemic risk due to our ongoing concerns regarding broad asset class correlations, financial industry leverage, and mis-pricing of risk.

Given our emphasis on risk management, the Fund performed well preserving capital during highly volatile and difficult markets for many investments over the 9 months ended March 31, 2008. Since June 30, 2007 when volatility returned to the markets, the Fund (Institutional Shares) was down -1.1% versus losses of -10.7% for the S&P 500 and -16.7% for the Russell 2000 Index. Hedge funds have also had a difficult time as the HFRX Global Hedge Fund Index was down -4.8% over the past 9 months. Much of our past commentary stressed that banks, investment banks and hedge funds were relying on easy credit, low volatility, and excessive use of leverage and that the inevitable re-pricing of risk would not be kind to these participants. To restate a portion of our letter to shareholders from September 30, 2007:

     "...HEDGE FUNDS AND INVESTMENT BANKS HAVE RELIED ON EASY CREDIT, LOW VOLATILITY AND EXCESSIVE USE OF LEVERAGE TO GENERATE PERFORMANCE. UP UNTIL RECENTLY, THIS UNDISCIPLINED APPROACH HAD CREATED A PANACEA OF EXCITING RETURNS WITH LOW VOLATILITY. UNFORTUNATELY, LOW VOLATILITY DOES NOT MEAN LOW RISK, ESPECIALLY WHEN USING ILLIQUID INVESTMENTS THAT ARE NOT MARKED TO MARKET, BUT MARKED TO MODEL. WHEN HIGHLY LEVERAGED PORTFOLIOS ARE NOT VALUED APPROPRIATELY, A DISLOCATION IS INEVITABLE WHEN CONDITIONS CHANGE... GIVEN THE ABOVE, INVESTORS AND ADVISORS WOULD BE WISE TO ASSESS HOW MUCH OF THEIR INVESTMENTS 'REQUIRE' LEVERAGE OR SENSITIVITY TO DIRECTIONAL MARKETS TO GENERATE ATTRACTIVE RETURNS."

                                      3               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2008


The massive unwinding of these systemic factors clearly took center stage during the first quarter 2008, especially with the "intervention" of Bear Stearns. In addition to the Bear event, dislocations were defined by liquidations of both good and bad assets caused by the frantic unwinding of leverage by banks and hedge funds. These events likely had an impact on some of the Fund's securities and performance (like most investments); however irrational market movements also presented opportunities. While the Fund was well positioned for increased volatility including certain defensive exposures and the overlay hedge, some of our managers did attempt to exploit short and long term opportunities. As this took place during highly volatile markets, the Fund's volatility did increase modestly during the first quarter.

Serious dislocations and struggles in the credit markets continue to be a threat. Market participants have quickly realized that leverage can magnify results but does not add much value. As a result they are likely not finished unwinding leverage, liquidating securities, and raising capital, (most investment banks have balance sheets similar to Bear with leverage ratios of around 30:1). The credit crisis probably extends beyond the well-publicized SUBPRIME risks as all kinds of lenders have taken on various types of under-priced credit risk with poor lending standards. This is the result of bad ideas drummed up by advocates of innovative securitizations that have not passed the test of time, (these ideas are not exclusive to SUBPRIME). As such, the years of cheap and easy credit are probably over and the availability of credit remains tight as excesses correct; investors may no longer accept historically low risk premiums.

Although there will be many strong rallies, traditional equity and fixed income investments may have low return expectations over the next several years. For those looking beyond the next few years and planning for the LONG TERM, well known market historian Peter Bernstein was recently quoted in a New York Times article, "THE NEXT 20 YEARS WILL BE FAR MORE A RESULT OF THE PAST 20 THAN WHAT HAPPENED IN THE DISTANT PAST." In fact, since the market peak 8 years ago, the S&P 500 has produced a total cumulative return of 1% as of March 31. That is a far cry from the 17.8% annualized total return over the 20 years ending in 1999 that played a big part in the equity market's often quoted "historical return" of 10% per year. To summarize Mr. Bernstein's view, equity investors hoping for historical returns may be disappointed, especially if they cannot "AFFORD TO HANG ON FOR THE LONG RUN."

Recent market turmoil has created a "flight to safety" to fixed income, yielding attractive gains in certain highly-liquid investments. However, these recent returns may not be sustainable as current US Treasury yields are near historic lows, higher inflation is a potential threat, and corporate bond defaults hit record lows in 2007. Therefore, we appreciate the role of your investment advisor and their prudent decision to diversify portfolios away from traditional stocks and bonds.

We are excited about the Fund's prospects for higher risk-adjusted return opportunities when risk becomes re-priced. The Fund should be well positioned to exploit what could be excellent risk-return trade-offs over the next few years given the fore mentioned issues. As a reminder, the Fund is not a "bear market" fund. The Fund seeks to manage the capital you give us, not to "rescue" your other investments. As the Fund's

                                      4               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2008

exposures evolve and assets are repositioned, minimal dips and short term volatility are inescapable; nevertheless our goal will continue to be to seek strategies that can avoid large systemic losses.

Thank you for your investment in the Absolute Strategies Fund.

Sincerely,
 LOGO
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

Investors should carefully consider the Fund's investment objectives, risks, charges and expenses before investing. This and other information is in the prospectus, a copy of which may be obtained by calling (888) 992-2765 or visiting the Fund's web site: www.absoluteadvisers.com. Please read the prospectus carefully before you invest.

The views in this report were those of the Fund's adviser as of March 31, 2008 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

SINCE THE FUND UTILIZES A MULTI-MANAGER STRATEGY WITH MULTIPLE SUB-ADVISERS, IT MAY BE EXPOSED TO VARYING FORMS OF RISK. THESE RISKS INCLUDE, BUT ARE NOT LIMITED TO, GENERAL MARKET RISK, MULTI-MANAGER RISK, NON-DIVERSIFICATION RISK, SMALL COMPANY RISK, FOREIGN RISK, INTEREST RISK, CREDIT RISK, PREPAYMENT RISK, IPO RISK, LIQUIDITY RISK, HIGH TURNOVER RISK, LEVERAGE RISK, POOLED INVESTMENT VEHICLE RISK AND DERIVATIVES RISK. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS PLEASE REFER TO THE PROSPECTUS.

Beta is the measure of an asset's sensitivity to broad market moves, as measured for instance by the S&P 500 Index. A fund with a realized beta of 0.5 with respect to the S&P 500 Index would have received, on average, about 50% of the index returns when the market was up and about 50% of its losses when the market was down. Standard deviation indicates the volatility of a fund's total returns and is useful because it identifies the spread of a fund's short-term fluctuations. The Russell 2000 Index is used as a benchmark for US small cap stocks and measures the performance of the 2,000 smallest companies in the Russell 3000 (3,000 of the biggest U.S. stocks). The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index or average.

                                      5               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2008

The following chart reflects the change in value, since Absolute Strategies Fund's (the "Fund") commencement of investment operations, of a hypothetical $10,000 investment in Institutional, A and C Shares, including (i) sales charges (if applicable) and (ii) the reinvestment of dividends and distributions compared with broad-based securities market indices. The Standard and Poor's 500 Composite Index ("S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Lehman Brothers U.S. Aggregate Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The total return of each share class includes the maximum 4.50% sales charge (A Shares only) and operating expenses that reduce returns, while the total return of each index does not include sales charges or expenses. The performance of each share class differs due to different sales charge structures and class expenses. During the period, Fund fees were waived or expenses reimbursed, otherwise returns would have been lower. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Past performance is not predictive of, nor a guarantee of future results. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S TOTAL ANNUAL OPERATING EXPENSE RATIOS (GROSS) ARE 2.57%, 2.96% AND 3.75% FOR INSTITUTIONAL SHARES, A SHARES AND C SHARES, RESPECTIVELY. EXCLUDING THE EFFECT OF EXPENSES ATTRIBUTABLE TO DIVIDENDS ON SHORT SALES, THE FUND'S TOTAL ANNUAL OPERATING EXPENSE RATIOS (NET) WAS 1.88%, 2.25% AND 3.00% FOR INSTITUTIONAL SHARES, A SHARES AND C SHARES, RESPECTIVELY, FOR THE FISCAL YEAR ENDED MARCH 31, 2008. THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.95%, 2.25% AND 3.00% FOR INSTITUTIONAL SHARES, A SHARES AND C SHARES, RESPECTIVELY. ALTHOUGH SUBJECT TO CHANGE, THIS WAIVER HAS BEEN RENEWED ANNUALLY ON JULY 31/ST/. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH END PERFORMANCE INFORMATION, PLEASE CALL (888) 992-2765 OR CONTACT YOUR FINANCIAL ADVISER.

   INSTITUTIONAL, A AND C SHARES VS. S&P 500 INDEX AND LEHMAN BROTHERS U.S.
                                AGGREGATE INDEX

                                                               COMMENCEMENT OF INVESTMENT
AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/08            ONE YEAR    OPERATIONS 07/27/05
------------------------------------------            -------- --------------------------
Absolute Strategies Fund -- Institutional Shares        0.41%             3.49%
Absolute Strategies Fund -- A Shares (w/sales charge)  (4.49)%            1.35%
Absolute Strategies Fund -- C Shares*                  (0.72)%            2.49%
S&P 500 Index                                          (5.08)%            4.53%
Lehman Brothers U.S. Aggregate Index (since 07/31/05)   7.67%             5.37%

              INVESTMENT VALUE AS OF 03/31/08
              -------------------------------
              Absolute Strategies Fund -- Institutional
               Shares                                     $10,962
              Absolute Strategies Fund -- A Shares
               (w/sales charge)                           $10,366
              Absolute Strategies Fund -- C Shares        $10,681
              S&P 500 Index                               $11,425
              Lehman Brothers U.S. Aggregate Index (since
               07/31/05)                                  $11,497

*C Shares commenced operations on January 13, 2006. The performance of C Shares prior to January 13, 2006 is that of the Institutional Shares as adjusted for the higher expenses applicable to C Shares.
                                    [CHART]

                                                                   Lehman
             Institutional                           S&P 500     Brothers U.S.
                 Shares     A Shares    C Shares      Index    Aggregate Index
             -------------  --------    --------     -------   ---------------
7/27/2005      $10,000      $ 9,550     $10,000     $10,000       $10,000
9/30/2005       10,079        9,619      10,073      10,117        10,024
12/31/2005      10,058        9,591      10,043      10,328        10,083
3/31/2006       10,360        9,859      10,314      10,763        10,018
6/30/2006       10,393        9,895      10,321      10,608        10,011
9/30/2006       10,484        9,973      10,392      11,209        10,392
12/31/2006      10,743       10,209      10,616      11,960        10,520
3/31/2007       10,918       10,365      10,759      12,036        10,679
6/30/2007       11,085       10,516      10,895      12,792        10,623
9/30/2007       11,251       10,663      11,028      13,052        10,925
12/31/2007      11,295       10,700      11,048      12,617        11,253
3/31/2008       10,962       10,366      10,681      11,425        11,497



                                      6               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

          SHARES  SECURITY DESCRIPTION                        VALUE
          ------- --------------------                      ----------
          LONG POSITIONS - 79.1%
          EQUITY SECURITIES - 53.3%
          COMMON STOCK - 51.4%
          CONSUMER DISCRETIONARY - 7.8%
           20,925 Abercrombie & Fitch Co. (f)               $1,530,455
           60,400 Aeropostale, Inc. (a)(f)                   1,637,444
          129,975 American Eagle Outfitters, Inc. (f)        2,275,862
           22,600 AnnTaylor Stores Corp. (a)(f)                546,468
            7,247 Autoliv, Inc. (f)                            363,799
            3,200 Barnes & Noble, Inc. (f)                      98,080
           54,925 Bed Bath & Beyond, Inc. (a)(f)             1,620,288
           25,600 Best Buy Co., Inc. (f)                     1,061,376
            3,500 Big Lots, Inc. (a)(f)                         78,050
            6,400 BJ's Wholesale Club, Inc. (a)(f)             228,416
           20,400 Bob Evans Farms, Inc. (f)                    562,836
          107,000 Building Materials Holding Corp. (f)         468,660
           41,400 Burger King Holdings, Inc. (f)             1,145,124
          150,000 Cabela's, Inc., Class A (a)                2,124,000
          128,730 Carmax, Inc. (a)(f)                        2,499,937
          120,050 Carter's, Inc. (a)(f)                      1,938,808
           14,200 Casey's General Stores, Inc. (f)             320,920
              800 Centex Corp. (f)(j)                           19,368
            2,700 Charlotte Russe Holding, Inc. (a)(f)          46,818
           11,900 Cherokee, Inc. (f)                           400,673
            1,000 China Eastern Airlines Corporation, Ltd.,
                  ADR (a)                                       51,400
            1,000 China Southern Airlines Company, Ltd.,
                  ADR (a)                                       39,650
           18,900 Christopher & Banks Corp. (f)                188,811
           96,735 Cintas Corp. (f)                           2,760,817
            2,000 Circuit City Stores, Inc. (f)(j)               7,960
           29,300 CKE Restaurants, Inc. (f)                    328,746
            8,428 Coach, Inc. (a)(f)                           254,104
            9,200 Copart, Inc. (a)(f)                          356,592
           27,670 Dana Holding Corp. (a)                       276,700
            3,300 Deckers Outdoor Corp. (a)(f)                 355,806
           15,600 Dollar Tree, Inc. (a)(f)                     430,404
           28,650 DreamWorks Animation SKG, Inc.,
                  Class A (a)                                  738,597
           41,400 Dress Barn, Inc. (a)(f)                      535,716
           60,800 Ezcorp, Inc., Class A (a)(f)                 748,448
          100,000 Family Dollar Stores, Inc.                 1,950,000
           25,000 Furniture Brands International, Inc. (j)     292,500
           22,950 GameStop Corp., Class A (a)(f)             1,186,745
           24,018 Gap, Inc. (f)                                472,674
           36,500 Goodyear Tire & Rubber Co. (a)(f)            941,700
           10,700 Gymboree Corp. (a)(f)                        426,716
           39,535 Hasbro, Inc. (f)                           1,103,026
           26,900 Herman Miller, Inc. (f)                      660,933
            9,300 HNI Corp.(f)                                 250,077
           20,475 Home Depot, Inc. (f)                         572,686
           47,800 HOT Topic, Inc. (a)(f)                       206,018
            3,350 Iconix Brand Group, Inc. (a)                  58,123

           SHARES  SECURITY DESCRIPTION                      VALUE
           ------- --------------------                   -----------
            44,650 International Game Technology (f)      $ 1,795,376
             6,200 Jack in the Box, Inc. (a)(f)               166,594
             2,463 Johnson Controls, Inc. (f)                  83,249
             4,000 Knoll, Inc. (f)                             46,160
            44,650 Kohl's Corp. (a)(f)                      1,915,039
            20,535 Las Vegas Sands Corp. (a)                1,512,197
            41,800 Lions Gate Entertainment Corp. (a)(f)      407,550
            42,000 Lowe's Cos., Inc. (f)                      963,480
             6,805 Macy's, Inc. (f)                           156,923
             1,500 Magna International, Inc., Class A (f)     108,225
            33,500 Marvel Entertainment, Inc. (a)(f)          897,465
            16,415 McDonald's Corp. (f)                       915,464
            28,360 MGM Mirage (a)                           1,666,717
           110,000 Mobile Mini, Inc. (a)                    2,090,000
            24,265 Mohawk Industries, Inc. (a)(f)           1,737,617
            22,952 Nike, Inc., Class B (f)(j)               1,560,736
             3,495 Northwest Airlines Corp. (a)(f)             31,420
             1,300 NVR, Inc. (a)(f)                           776,750
             3,140 Oshkosh Corp. (f)                          113,919
            17,400 Owens & Minor, Inc. (f)                    684,516
             7,100 Pacific Sunwear of California (a)(f)        89,531
             9,900 PF Chang's China Bistro, Inc. (a)(f)       281,556
            12,600 Polaris Industries, Inc. (f)               516,726
            68,200 Pulte Homes, Inc. (f)(j)                   992,310
             2,940 RadioShack Corp. (f)                        47,775
            56,605 Royal Caribbean Cruises, Ltd. (f)        1,862,305
             1,800 Ryland Group, Inc. (f)(j)                   59,202
            18,700 School Specialty, Inc. (a)(f)              589,798
             6,570 Sears Holdings Corp. (a)                   670,731
           135,000 Sonic Corp. (a)(f)                       2,975,400
            61,350 Steak N Shake Co. (a)(f)                   482,825
            23,800 Steelcase, Inc. (f)                        263,228
             9,050 Target Corp. (f)                           458,654
             1,300 Tech Data Corp. (a)(f)                      42,640
             6,700 Thor Industries, Inc. (f)                  199,459
             1,820 Tiffany & Co.                               76,149
            30,400 Tim Hortons, Inc. (f)                    1,035,120
             1,458 TJX Cos., Inc. (f)                          48,216
             2,500 Toro Co. (f)                               103,475
            21,300 Tween Brands, Inc. (a)(f)                  526,962
            32,900 Urban Outfitters, Inc. (a)(f)            1,031,415
            26,900 Wabash National Corp. (f)                  241,831
            15,000 Wal-Mart Stores, Inc.                      790,200
             2,800 Warnaco Group, Inc. (a)(f)                 110,432
           197,902 Warner Music Group Corp. (f)               985,552
             7,700 WESCO International, Inc. (a)(f)           280,973
            13,500 Winnebago Industries (f)                   228,150
             8,400 WMS Industries, Inc. (a) (f)               302,148
             1,400 WW Grainger, Inc. (f)                      106,946
            20,540 Wynn Resorts, Ltd.                       2,067,146
            34,400 Yum! Brands, Inc. (f)                    1,280,024
            28,200 Zale Corp. (a)(f)                          557,232
                                                          -----------
                                                           71,095,839
                                                          -----------

See Notes to Financial Statements.    7               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

          SHARES SECURITY DESCRIPTION                         VALUE
          ------ --------------------                       ----------
          CONSUMER STAPLES - 6.0%
          60,000 Aaron Rents, Inc.                          $1,292,400
          90,569 Accenture, Ltd., Class A (f)                3,185,312
             965 Alcon, Inc. (a)(f)                            137,271
          17,400 American Greetings Corp., Class A (f)         322,770
           2,500 AMN Healthcare Services, Inc. (a)(f)           38,550
          19,824 Anheuser-Busch Cos., Inc. (f)                 940,649
          17,800 Apollo Group, Inc., Class A (a)(f)            768,960
           5,900 Arbitron, Inc. (f)                            254,644
          22,000 Archer-Daniels-Midland Co.                    905,520
          24,100 Avon Products, Inc. (f)                       952,914
           7,700 Blyth, Inc. (f)                               151,844
          52,600 Bowne & Co., Inc. (f)                         802,150
           6,000 Bunge, Ltd.                                   521,280
           8,700 Campbell Soup Co. (f)                         295,365
          18,000 Charles River Laboratories International,
                 Inc. (a)                                    1,060,920
           3,195 Chiquita Brands International, Inc. (a)(f)     73,836
          10,400 ChoicePoint, Inc. (a)(f)                      495,040
          32,700 Clorox Co. (f)                              1,852,128
          88,321 Coca-Cola Co. (f)                           5,376,099
           4,600 Comdisco Holding Co., Inc. (a)                 44,988
           3,000 ConAgra Foods, Inc. (f)                        71,850
           8,000 Consolidated Graphics, Inc. (a)(f)            448,400
           3,200 Convergys Corp. (a)(f)                         48,192
          21,800 Corporate Executive Board Co. (f)             882,464
          34,200 Corrections Corp. Of America (a)(f)           941,184
          21,770 DeVry, Inc. (f)                               910,857
          36,200 Ennis, Inc. (f)                               607,436
          14,500 Forrester Research, Inc. (a)(f)               385,410
           2,418 Fossil, Inc. (a)(f)                            73,846
           2,038 Fresh Del Monte Produce, Inc. (a)(f)           74,183
          19,400 Gevity HR, Inc. (f)                           168,004
          22,400 Hansen Natural Corp. (a)(f)                   790,720
          20,600 Hewitt Associates, Inc. (a)(f)                819,262
           7,339 HJ Heinz Co. (f)                              344,713
           5,600 Hormel Foods Corp. (f)                        233,296
          32,000 Iron Mountain, Inc. (a)                       846,080
          23,000 ITT Educational Services, Inc. (a)(j)       1,056,390
          15,025 Jarden Corp. (a)                              326,644
           1,800 Kellogg Co. (f)                                94,608
          24,575 Koninklijke Ahold NV, ADR (f)                 366,042
          62,500 Kraft Foods, Inc. (f)                       1,938,125
          11,500 Kroger Co. (f)                                292,100
          14,535 Loews Corp. -- Carolina Group (f)           1,054,514
           8,300 MAXIMUS, Inc. (f)                             304,693
           4,798 McKesson Corp. (f)                            251,271
           1,927 Molson Coors Brewing Co., Class B (f)         101,302
          21,565 Moody's Corp.                                 751,109
          26,000 Pepsi Bottling Group, Inc. (f)                881,660
          52,600 PepsiCo, Inc. (f)                           3,797,720
          24,200 Pharmaceutical Product Development,
                 Inc. (f)                                    1,013,980
          32,915 Procter & Gamble Co. (f)(j)                 2,306,353

          SHARES  SECURITY DESCRIPTION                       VALUE
          ------- --------------------                    -----------
           18,895 Quanta Services, Inc. (a)               $   437,797
            1,200 Reynolds American, Inc.                      70,836
          153,680 Robert Half International, Inc. (f)       3,955,723
           48,200 Rollins, Inc. (f)                           852,658
            2,940 Safeway, Inc. (f)                            86,289
           20,000 Sotheby's                                   578,200
            5,800 Strayer Education, Inc. (f)                 884,500
           11,000 SYSCO Corp. (f)                             319,220
           28,200 TNS, Inc. (f)                               582,048
           14,200 TrueBlue, Inc. (a)(f)                       190,848
           33,380 Tupperware Brands Corp. (f)               1,291,138
            9,665 Unilever NV                                 326,000
            4,865 Unilever plc, ADR (f)                       164,048
            3,320 United Rentals, Inc. (a)(f)                  62,549
            2,401 Watson Wyatt Worldwide, Inc.,
                  Class A (f)                                 136,257
           12,800 Weight Watchers International, Inc. (f)     593,024
           29,600 WM Wrigley Jr., Co. (f)                   1,860,064
                                                          -----------
                                                           54,046,247
                                                          -----------
          ENERGY - 4.5%
            3,950 Anadarko Petroleum Corp. (f)(j)             248,969
            3,100 Apache Corp. (f)(j)                         374,542
           21,900 Arch Coal, Inc. (f)                         952,650
            3,300 ATP Oil & Gas Corp. (a)(f)                  107,976
            2,450 Cabot Oil & Gas Corp. (f)                   124,558
           18,015 Canadian Natural Resources, Ltd.          1,229,704
           51,925 Canadian Oil Sands Trust                  2,099,359
            7,000 Canadian Oil Sands Trust                    282,973
           10,240 Chevron Corp. (f)                           874,086
           19,800 Cimarex Energy Co. (f)                    1,083,852
            1,335 CNOOC, Ltd., ADR                            195,965
           26,450 ConocoPhillips (f)                        2,015,754
           14,400 Consol Energy, Inc. (f)                     996,336
           36,540 Covanta Holding Corp. (a)                 1,004,850
            2,200 Dawson Geophysical Co. (a)(f)               148,500
           37,000 Denbury Resources, Inc. (a)(f)            1,056,350
            7,500 Diamond Offshore Drilling, Inc. (f)         873,000
           28,800 Dresser-Rand Group, Inc. (a)(f)             885,600
           44,560 El Paso Corp.                               741,478
           16,130 EnCana Corp. (f)                          1,221,848
           32,600 Energy Partners, Ltd. (a)(f)                308,722
            3,200 ENSCO International, Inc. (f)               200,384
           13,500 Equitable Resources, Inc. (f)               795,150
            1,500 Exxon Mobil Corp. (f)                       126,870
            4,300 First Solar, Inc. (a)(f)                    993,902
           18,300 FMC Technologies, Inc. (a)(f)             1,041,087
            4,800 Frontier Oil Corp. (f)                      130,848
           30,130 Gazprom OAO, ADR                          1,526,085
           28,850 Halliburton Co. (f)(j)                    1,134,670
           54,400 Headwaters, Inc. (a)(f)                     717,536
            7,500 Helmerich & Payne, Inc. (f)                 351,525
           16,730 Imperial Oil, Ltd.                          874,310
           18,241 Marathon Oil Corp. (f)                      831,790

See Notes to Financial Statements.    8               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

          SHARES  SECURITY DESCRIPTION                        VALUE
          ------- --------------------                     -----------
           17,600 Mitcham Industries, Inc. (a)(f)          $   313,632
            6,365 Murphy Oil Corp. (f)                         522,821
            6,770 National Energy Group (a)                     25,726
            2,300 National Oilwell Varco, Inc. (a)(f)          134,274
            8,700 Natural Gas Services Group, Inc. (a)(f)      189,921
            4,200 Newfield Exploration Co. (a)(f)              221,970
           17,900 Nexen, Inc. (f)                              530,019
            4,800 Noble Energy, Inc. (f)                       349,440
            4,000 Occidental Petroleum Corp. (f)               292,680
           16,775 Oceaneering International, Inc. (a)(f)     1,056,825
            2,000 Oneok, Inc.                                   89,260
           41,300 Patterson-UTI Energy, Inc. (f)             1,081,234
           18,700 Peabody Energy Corp. (f)                     953,700
           12,600 Petro-Canada (f)                             546,966
            1,225 Petroleo Brasileiro SA, ADR (f)              125,085
            1,915 Range Resources Corp. (f)                    121,507
            6,282 Schlumberger, Ltd. (f)(j)                    546,534
            7,200 SEACOR Holdings, Inc. (a)(f)                 614,592
            2,300 Southwestern Energy Co. (a)(f)                77,487
           18,940 Suncor Energy, Inc.                        1,824,869
           18,800 Sunoco, Inc. (f)                             986,436
            8,800 Sunpower Corp., Class A (a)(f)               655,688
            2,000 Swift Energy Co. (a)(f)                       89,980
           44,600 Talisman Energy, Inc. (f)                    789,420
           14,520 Texas Pacific Land Trust                     598,950
            9,200 Unit Corp. (a)(f)                            521,180
           10,600 Valero Energy Corp. (f)                      520,566
              155 WesternZagros Resources, Ltd. (a)                368
           17,325 XTO Energy, Inc. (f)                       1,071,725
                                                           -----------
                                                            40,404,084
                                                           -----------
          FINANCIALS - 12.9%
            1,755 ACE, Ltd. (f)                                 96,630
          140,000 Allied Capital Corp.                       2,580,200
           15,500 Allstate Corp. (f)                           744,930
           12,000 American Capital Strategies, Ltd.            409,920
          401,000 AmeriCredit Corp. (a)                      4,038,070
            2,100 Ameriprise Financial, Inc. (f)               108,885
            3,680 Annaly Capital Management, Inc. (f)           56,378
            3,000 Assurant, Inc. (f)                           182,580
           28,680 ASX, Ltd.                                    980,289
           20,100 Axis Capital Holdings, Ltd. (f)              682,998
            1,200 Bank of America Corp. (f)(j)                  45,492
          111,632 Bank of New York Mellon Corp. (f)          4,658,403
            2,070 Bear Stearns Cos., Inc. (f)(j)                21,714
               67 Berkshire Hathaway, Inc., Class A (a)(f)   8,937,800
              200 Berkshire Hathaway, Inc., Class B (a)        894,580
            5,470 BlackRock, Inc.                            1,116,865
           22,280 Blackstone Group LP                          353,806
            8,000 Bolsas y Mercados Espanoles                  390,811
           32,030 Brookfield Asset Management, Inc.,
                  Class A                                      859,365
            6,150 Cathay General Bancorp                       127,489
           15,800 Center Financial Corp.                       143,148

         SHARES  SECURITY DESCRIPTION                         VALUE
         ------- --------------------                       ----------
          49,800 Central Pacific Financial Corp.(f)         $  938,730
          75,300 Charles Schwab Corp. (f)                    1,417,899
           9,900 Chubb Corp. (f)                               489,852
          40,400 Cigna Corp. (f)                             1,639,028
           1,800 City National Corp. (f)                        89,028
          16,085 Climate Exchange PLC (a)                      590,682
           4,445 CME Group, Inc.                             2,085,149
          24,520 Cohen & Steers, Inc.                          649,535
           6,295 Colonial BancGroup, Inc. (f)                   60,621
          18,200 Comerica, Inc. (f)                            638,456
          23,500 Corus Bankshares, Inc. (f)                    228,655
           4,000 Countrywide Financial Corp. (f)(j)             22,000
           4,000 Deutsche Boerse AG                            648,425
           1,650 Digital Realty Trust, Inc. (f)                 58,575
             600 Discover Financial Services (f)                 9,822
          11,816 East West Bancorp, Inc. (f)                   209,734
          50,690 Eaton Vance Corp. (f)                       1,546,552
          37,380 Entertainment Properties Trust (f)          1,843,955
           2,700 Erie Indemnity Co., Class A (f)               138,213
             470 Fairfax Financial Holdings, Ltd.              134,937
          28,000 Federal National Mortgage Association         736,960
          30,000 Federal Realty Investment Trust             2,338,500
          21,565 Federated Investors, Inc., Class B (f)        844,485
          12,500 Fifth Third Bancorp (f)                       261,500
          34,725 First Marblehead Corp. (f)                    259,049
          11,700 First Niagara Financial Group, Inc. (f)       159,003
          25,300 Forest City Enterprises, Inc., Class A        931,040
           8,600 Fpic Insurance Group, Inc. (a)(f)             405,404
          43,760 Franklin Resources, Inc. (f)                4,244,282
           2,370 Goldman Sachs Group, Inc. (f)                 391,974
          14,100 Greenhill & Co., Inc. (f)                     980,796
          10,850 Groupe Bruxelles Lambert SA                 1,324,065
          15,790 Hanmi Financial Corp.                         116,688
           3,800 Hanover Insurance Group, Inc. (f)             156,332
           3,000 HDFC Bank, Ltd., ADR                          294,720
          22,000 Health Care Real Estate Investment Trust,
                 Inc. (a)                                      992,860
         126,000 Hong Kong Exchanges and Clearing, Ltd.      2,162,923
         150,000 HRPT Properties Trust                       1,009,500
          43,000 Hudson City Bancorp, Inc. (f)                 760,240
          25,470 Icahn Enterprises LP                        2,101,275
           8,250 ICICI Bank, Ltd., ADR                         315,068
          16,500 Infinity Property & Casualty Corp. (f)        686,400
          12,420 IntercontinentalExchange, Inc. (a)(f)       1,620,810
           7,900 Investment Technology Group, Inc. (a)(f)      364,822
         200,000 iStar Financial, Inc.                       2,806,000
          32,400 Janus Capital Group, Inc. (f)                 753,948
           3,208 JPMorgan Chase & Co. (f)                      137,784
          46,800 JSE, Ltd.                                     375,083
          10,800 Keycorp (f)                                   237,060
          29,500 Knight Capital Group, Inc., Class A (a)(f)    479,080
         120,125 LaBranche & Co., Inc. (a)                     522,544
          17,950 Lazard, Ltd., Class A (f)                     685,690
          14,070 Legg Mason, Inc.                              787,639

See Notes to Financial Statements.    9               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

            SHARES  SECURITY DESCRIPTION                    VALUE
            ------- --------------------                  ----------
             64,145 Leucadia National Corp.               $2,900,637
            318,500 Link Real Estate Investment Trust        706,341
              7,271 Loews Corp. (f)                          292,440
             40,900 London Stock Exchange Group PLC          980,204
              2,425 M&T Bank Corp.                           195,164
              2,130 Markel Corp. (a)                         937,136
              1,200 Merrill Lynch & Co., Inc. (f)(j)          48,888
             29,400 Montpelier Re Holdings, Ltd. (f)         471,870
              4,300 Montreal Exchange, Inc.                  138,558
              1,200 Morgan Stanley (f)(j)                     54,840
             15,790 Nara Bancorp, Inc.                       205,112
             70,130 Nasdaq Stock Market, Inc. (a)          2,711,226
             24,800 Northern Trust Corp. (f)               1,648,456
              8,075 Nymex Holdings, Inc.                     731,837
             42,925 NYSE Euronext                          2,648,902
             35,600 optionsXpress Holdings, Inc. (f)         737,276
             39,700 Oriental Financial Group (f)             782,487
                 71 Osaka Securities Exchange Co., Ltd.      322,663
              1,695 Pargesa Holding SA                       188,902
             36,000 Ping An Insurance Group Co. of China,
                    Ltd.                                     255,101
             24,580 Power Corp. of Canada                    814,185
             16,450 Power Corp. of Canada                    544,808
             59,820 PrivateBancorp, Inc. (f)               1,882,535
             11,000 Progressive Corp.                        176,770
              6,000 Pzena Investment Management, Inc.,
                    Class A                                   67,920
             80,000 Realty Income Corp.                    2,049,600
              1,400 RenaissanceRe Holdings, Ltd.              72,674
             11,500 Resource America, Inc., Class A          108,675
              7,500 RLI Corp. (f)                            371,775
             16,300 Safeco Corp. (f)                         715,244
              1,225 Simon Property Group, Inc. (f)           113,815
            216,900 Singapore Exchange, Ltd.               1,181,888
            119,200 SLM Corp. (f)(j)                       1,829,720
              5,765 South Financial Group, Inc. (f)           85,668
              4,000 St. Joe Co.                              171,720
             20,425 State Street Corp.                     1,613,575
                170 Student Loan Corp.                        16,813
             15,300 SunTrust Banks, Inc. (f)                 843,642
              8,700 SVB Financial Group (a)(f)               379,668
             33,721 T Rowe Price Group, Inc. (f)           1,686,050
             53,800 TD Ameritrade Holding Corp. (a)(f)       888,238
              9,700 Torchmark Corp. (f)                      583,067
             26,600 TradeStation Group, Inc. (a)(f)          226,632
             16,300 Travelers Cos., Inc. (f)                 779,955
             70,000 UBS AG (f)                             2,016,000
             15,790 UCBH Holdings, Inc.                      122,530
            105,000 UDR, Inc.                              2,574,600
              7,500 UnionBanCal Corp. (f)                    368,100
              4,675 UnumGroup Corp. (f)                      102,897
             21,590 US Global Investors, Inc., Class A       292,329
              4,855 Vornado Realty Trust                     418,550
             33,500 Waddell & Reed Financial, Inc. (f)     1,076,355

         SHARES SECURITY DESCRIPTION                          VALUE
         ------ --------------------                       ------------
          1,675 Washington Real Estate Investment
                Trust (f)                                  $     55,979
         26,500 Webster Financial Corp. (f)                     738,555
         60,000 Weingarten Realty Investors                   2,066,400
             50 Wells Fargo & Co.                                 1,455
          1,245 White Mountains Insurance Group, Ltd.           597,600
         20,800 Willis Group Holdings, Ltd. (f)                 699,088
         15,790 Wilshire Bancorp, Inc.                          120,636
         15,600 WR Berkley Corp. (f)                            431,964
                                                           ------------
                                                            116,959,440
                                                           ------------
         HEALTH CARE - 3.0%
         10,865 Aetna, Inc. (f)                                 457,308
         15,000 Allergan, Inc. (f)                              845,850
         21,300 AmerisourceBergen Corp. (f)                     872,874
         10,700 Amgen, Inc. (a)(f)(j)                           447,046
          1,410 Barr Pharmaceuticals, Inc. (a)(f)                68,117
          8,983 Baxter International, Inc. (f)                  519,397
         40,000 Beckman Coulter, Inc.                         2,582,000
          6,360 Becton Dickinson & Co. (f)                      546,006
          2,724 Biogen Idec, Inc. (a)(f)                        168,044
          1,989 BioMarin Pharmaceuticals, Inc. (a)(f)            70,351
          5,739 Bristol-Myers Squibb Co. (f)                    122,241
          7,983 Cardinal Health, Inc. (f)                       419,187
          2,086 Celgene Corp. (a)(f)                            127,851
          1,715 Cephalon, Inc. (a)(f)                           110,446
         12,200 Covance, Inc. (a)(f)                          1,012,234
          5,500 Covidien, Ltd.                                  243,375
          1,700 CR Bard, Inc. (f)                               163,880
         23,200 Dentsply International, Inc. (f)                895,520
         16,700 Edwards Lifesciences Corp. (a)(f)               743,985
          5,100 Endo Pharmaceuticals Holdings, Inc. (a)(f)      122,094
         23,700 Express Scripts, Inc. (a)(f)                  1,524,384
         15,700 Forest Laboratories, Inc. (a)(f)                628,157
          3,000 Gilead Sciences, Inc. (a)(f)                    154,590
          2,500 Haemonetics Corp. (a)(f)                        148,950
          7,800 Health Net, Inc. (a)(f)                         240,240
          5,870 Henry Schein, Inc. (a)(f)                       336,938
          2,000 Hologic, Inc. (a)(f)                            111,200
          3,164 Hospira, Inc. (a)(f)                            135,324
         15,600 Idexx Laboratories, Inc. (a)(f)                 768,456
          3,900 Integra LifeSciences Holdings Corp. (a)(f)      169,533
          3,900 Intuitive Surgical, Inc. (a)(f)               1,264,965
         33,800 Invacare Corp. (f)                              753,064
          1,117 Invitrogen Corp. (a)(f)                          95,470
         22,800 Johnson & Johnson (f)                         1,479,036
         21,300 Kinetic Concepts, Inc. (a)(f)                   984,699
         33,900 King Pharmaceuticals, Inc. (a)(f)               294,930
          4,500 Lifecell Corp. (a)(f)                           189,135
         19,000 Lincare Holdings, Inc. (a)(f)                   534,090
          6,600 Medco Health Solutions, Inc. (a)(f)             289,014
         20,900 Mentor Corp. (f)                                537,548
          5,600 OSI Pharmaceuticals, Inc. (a)(f)                209,384
         19,300 Pfizer, Inc. (f)                                403,949

See Notes to Financial Statements.    10              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

         SHARES  SECURITY DESCRIPTION                          VALUE
         ------- --------------------                       -----------
          50,175 Quest Diagnostics, Inc. (f)                $ 2,271,422
           5,502 Smith & Nephew PLC, ADR (f)                    363,077
          14,800 Stryker Corp. (f)                              962,740
           6,800 SurModics, Inc. (a)(f)                         284,784
           2,090 Varian Medical Systems, Inc. (a)(f)             97,896
           7,600 WellPoint, Inc. (a)(f)                         335,388
          20,000 West Pharmaceutical Services, Inc.             884,600
           1,550 Zimmer Holdings, Inc. (a)(f)                   120,683
                                                            -----------
                                                             27,111,452
                                                            -----------
         INDUSTRIALS - 6.4%
           1,900 3M Co. (f)                                     150,385
          20,680 Acuity Brands, Inc. (f)                        888,206
           1,675 AGCO Corp. (a)(f)                              100,299
          14,000 American Ecology Corp. (f)                     354,620
          24,200 Amphenol Corp., Class A (f)                    901,450
           4,700 Analogic Corp. (f)                             312,738
           2,120 Ball Corp. (f)                                  97,393
         900,000 Beijing Capital International Airport Co.,
                 Ltd., Class H                                  815,259
          41,050 Boeing Co. (f)                               3,052,889
          44,100 Brink's Co. (f)                              2,962,638
          29,000 Burlington Northern Santa Fe Corp. (f)       2,674,380
          10,700 Canadian National Railway Co. (f)              517,024
           1,200 Caterpillar, Inc. (f)(j)                        93,948
         107,800 Cemex SAB de C.V., ADR (a)(f)                2,815,736
          21,900 CH Robinson Worldwide, Inc. (f)              1,191,360
           2,499 Chicago Bridge & Iron Co. NV (f)                98,061
           8,000 Commercial Metals Co.                          239,760
           3,800 Crane Co. (f)                                  153,330
           1,000 CSX Corp.                                       56,070
          20,900 Cummins, Inc. (f)                              978,538
           6,700 Cymer, Inc. (a)(f)                             174,468
          12,700 Deere & Co. (f)                              1,021,588
           2,700 Dionex Corp. (a)(f)                            207,873
          20,800 Dolby Laboratories, Inc., Class A (a)(f)       754,208
           1,800 Dover Corp. (f)                                 75,204
           6,210 Eagle Materials, Inc. (f)                      220,765
           4,275 Eastman Kodak Co. (f)                           75,539
           4,700 Encore Wire Corp. (f)                           85,587
          14,426 Energizer Holdings, Inc. (a)(f)              1,305,264
           2,200 EnPro Industries, Inc. (a)(f)                   68,618
           5,200 Excel Maritime Carriers, Ltd. (f)              152,620
          11,100 Flowserve Corp. (f)                          1,158,618
           7,400 Fluor Corp. (f)                              1,044,584
          14,900 Foster Wheeler, Ltd. (a)(f)                    843,638
          16,800 Freightcar America, Inc. (f)                   576,240
          24,400 Frontline, Ltd. (f)                          1,122,888
          11,100 Gardner Denver, Inc. (a)(f)                    411,810
          60,800 GATX Corp. (f)                               2,375,456
           4,800 General Maritime Corp. (f)                     113,328
           6,000 Genesee & Wyoming, Inc. (a)(f)                 206,400
          17,900 Graco, Inc. (f)                                649,054
           6,500 Greif, Inc., Class A (f)                       441,545

          SHARES SECURITY DESCRIPTION                         VALUE
          ------ --------------------                      -----------
          72,000 Hainan Meilan International Airport Co.,
                 Ltd., Class H                             $    74,564
           4,200 Harsco Corp. (f)                              232,596
          10,175 Herbalife, Ltd. (f)                           483,313
           8,200 Hubbell, Inc., Class B (f)                    358,258
          43,800 Insteel Industries, Inc. (f)                  509,394
          12,600 Jacobs Engineering Group, Inc. (a)(f)         927,234
          40,500 JB Hunt Transport Services, Inc. (f)        1,272,915
          18,850 Joy Global, Inc. (f)(j)                     1,228,266
             347 Kansas City Southern (a)(f)                    13,918
          56,200 Lancaster Colony Corp. (f)                  2,245,752
          10,700 Landstar System, Inc. (f)                     558,112
          17,100 Lennox International, Inc. (f)                615,087
           5,752 Lockheed Martin Corp. (f)                     571,174
          25,900 Manitowoc Co., Inc. (f)                     1,056,720
          46,800 Masco Corp. (f)                               928,044
           3,000 McDermott International, Inc. (a)             164,460
          39,100 Methode Electronics, Inc. (f)                 457,079
          15,292 Mettler Toledo International, Inc. (a)(f)   1,485,159
          19,300 Mueller Industries, Inc. (f)                  556,805
           3,140 Norfolk Southern Corp. (f)                    170,565
           6,065 Northrop Grumman Corp. (f)                    471,918
           5,000 Overseas Shipholding Group, Inc. (f)          350,200
          38,400 Pacer International, Inc. (f)                 630,912
           2,700 Packaging Corp. of America (f)                 60,291
           1,950 Parker Hannifin Corp. (f)                     135,077
          40,000 Pentair, Inc.                               1,276,000
           3,018 Precision Castparts Corp. (f)                 308,077
           6,126 Rockwell Collins, Inc. (f)                    350,101
           7,700 Rogers Corp. (a)(f)                           257,257
           1,700 Ryder System, Inc. (f)                        103,547
           6,800 Simpson Manufacturing Co., Inc. (f)           184,824
           1,975 Snap-On, Inc. (f)                             100,429
          80,000 Sonoco Products Co.                         2,290,400
           6,905 Stericycle, Inc. (a)(f)                       355,607
           1,700 Teledyne Technologies, Inc. (a)(f)             79,900
           1,925 Terex Corp. (a)(f)                            120,313
           2,995 Teva Pharmaceutical Industries, Ltd.,
                 ADR (f)                                       138,339
          17,400 Textron, Inc. (f)                             964,308
           9,391 Thermo Fisher Scientific, Inc. (a)(f)         533,784
           3,000 Thomas & Betts Corp. (a)(f)                   109,110
           3,600 Tsakos Energy Navigation, Ltd. (f)            110,736
           2,750 Tyco International, Ltd.                      121,138
           1,000 Union Pacific Corp.                           125,380
          30,100 United Parcel Service, Inc., Class B (f)    2,197,902
           2,757 United Technologies Corp. (f)(j)              189,737
           6,940 USG Corp. (a)(f)                              255,531
          18,352 Waters Corp. (a)(f)                         1,022,206
           4,300 Zebra Technologies Corp. (a)(f)               143,276
                                                           -----------
                                                            58,435,094
                                                           -----------

See Notes to Financial Statements.    11              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

        SHARES  SECURITY DESCRIPTION                           VALUE
        ------- --------------------                        -----------
        INFORMATION TECHNOLOGY - 3.1%
         23,435 Adobe Systems, Inc. (a)(f)                  $   834,052
          2,000 Advanced Micro Devices, Inc. (a)(f)(j)           11,780
          4,094 American Reprographics Co. (a)(f)                60,755
         15,600 Analog Devices, Inc. (f)                        460,512
          2,100 Apple, Inc. (a)(f)(j)                           301,350
         50,000 Applied Materials, Inc. (f)(j)                  975,500
         12,900 ATMI, Inc. (a)(f)                               359,007
         14,400 Autodesk, Inc. (a)(f)                           453,312
         32,123 Automatic Data Processing, Inc. (f)           1,361,694
          6,200 Avid Technology, Inc. (a)(f)                    150,908
         54,400 BMC Software, Inc. (a)(f)                     1,769,088
         62,900 Broadridge Financial Solutions, Inc. (f)      1,107,040
         16,125 CACI International, Inc., Class A (a)           734,494
         63,500 Compuware Corp. (a)(f)                          466,090
         28,200 CSG Systems International, Inc. (a)(f)          320,634
         35,300 Cypress Semiconductor Corp. (a)(f)              833,433
         13,200 DST Systems, Inc. (a)(f)                        867,768
          3,204 Dun & Bradstreet Corp. (f)                      260,742
          7,495 Emulex Corp. (a)(f)                             121,719
         34,200 Entegris, Inc. (a)(f)                           245,898
         13,900 Fair Isaac Corp. (f)                            299,128
         11,300 Global Payments, Inc. (f)                       467,368
          7,419 Hewlett-Packard Co. (f)                         338,752
          4,325 Intel Corp. (f)                                  91,603
          4,121 International Business Machines
                Corp. (f)                                       474,492
         42,000 Jack Henry & Associates, Inc. (f)             1,036,140
          1,100 Lexmark International, Inc., Class A (a)(f)      33,792
          6,000 Mastercard, Inc., Class A (f)                 1,337,940
         15,000 MEMC Electronic Materials, Inc. (a)(f)        1,063,500
        164,510 Microsoft Corp. (f)                           4,668,794
          3,400 MicroStrategy, Inc. (a)(f)                      251,566
         42,900 NCR Corp. (a)(f)                                979,407
          3,617 Nvidia Corp. (a)(f)                              71,580
          2,200 Omnivision Technologies, Inc. (a)(f)             37,004
         21,279 Oracle Corp. (a)(f)                             416,217
         42,600 QLogic Corp. (a)(f)                             653,910
         60,000 Rackable Systems, Inc. (a)(f)                   547,200
         50,300 Rambus, Inc. (a)(f)                           1,172,493
         16,300 Salesforce.com, Inc. (a)(f)                     943,281
         41,460 Scientific Learning Corp. (a)(f)                194,862
         12,300 Seagate Technology (f)                          257,562
         11,400 SEI Investments Co. (f)                         281,466
         21,400 Semtech Corp. (a)(f)                            306,662
         10,700 Sybase, Inc. (a)(f)                             281,410
          9,400 Texas Instruments, Inc. (f)                     265,738
                                                            -----------
                                                             28,167,643
                                                            -----------
        MATERIALS - 2.7%
          9,400 Air Products & Chemicals, Inc. (f)              864,800
          1,661 Airgas, Inc. (f)                                 75,526
         21,800 AK Steel Holding Corp. (f)                    1,186,356
         52,115 Anglo American PLC, ADR                       1,551,464

          SHARES  SECURITY DESCRIPTION                        VALUE
          ------- --------------------                     -----------
            1,087 Barrick Gold Corp. (f)                   $    47,230
            4,657 Bayer AG, ADR (f)                            374,868
              600 BHP Billiton, Ltd., ADR                       39,510
           11,100 Carpenter Technology Corp. (f)               621,267
           31,026 Celanese Corp., Class A (f)                1,211,565
            9,300 CF Industries Holdings, Inc. (f)             963,666
           51,800 Chemtura Corp. (f)                           380,212
              453 Cleveland-Cliffs, Inc. (f)                    54,278
            1,138 Compass Minerals International, Inc. (f)      67,119
           12,300 Cytec Industries, Inc. (f)                   662,355
            7,900 Dow Chemical Co. (f)                         291,115
            6,300 Eastman Chemical Co. (f)                     393,435
            5,700 Ecolab, Inc. (f)                             247,551
           48,000 Franco-Nevada Corp. (a)                      946,815
            2,195 Freeport-McMoRan Copper & Gold,
                  Inc. (f)                                     211,203
           21,400 Innospec, Inc. (f)                           453,680
            3,300 International Paper Co. (f)                   89,760
            8,000 Louisiana-Pacific Corp. (f)                   73,440
            6,200 Lubrizol Corp. (f)                           344,162
            1,800 Methanex Corp. (f)                            47,106
           11,100 Minerals Technologies, Inc. (f)              697,080
           10,300 Mosaic Co. (a)(f)                          1,056,780
            7,500 NewMarket Corp. (f)                          565,875
           17,600 Nucor Corp. (f)                            1,192,224
           26,000 Plum Creek Timber Co., Inc. (f)            1,058,200
           16,834 Praxair, Inc. (f)                          1,417,928
            1,630 Rio Tinto PLC, ADR                           671,299
            2,100 Schnitzer Steel Industries, Inc. (f)         149,142
           30,000 Schulman A, Inc. (f)                         615,900
            7,000 Sherwin-Williams Co. (f)                     357,280
           34,790 Sigma-Aldrich Corp.                        2,075,224
           12,800 Southern Copper Corp. (f)                  1,329,024
           27,600 Steel Dynamics, Inc. (f)                     911,904
            1,515 Terra Industries, Inc. (a)(f)                 53,828
            5,379 United States Steel Corp. (f)                682,434
            1,500 Westlake Chemical Corp. (f)                   19,575
            3,800 Weyerhaeuser Co. (f)                         247,152
                                                           -----------
                                                            24,299,332
                                                           -----------
          TELECOMMUNICATION SERVICES - 2.8%
            4,700 Adtran, Inc. (f)                              86,950
           15,500 Amazon.com, Inc. (a)(f)(j)                 1,105,150
           10,020 American Tower Corp., Class A (a)(f)         392,884
           11,220 AT&T, Inc. (f)                               429,725
           10,200 Central European Media Enterprises,
                  Ltd. (a)(f)                                  869,346
            3,900 CenturyTel, Inc. (f)                         129,636
           20,900 Check Point Software Technologies (a)(f)     468,160
            6,150 Cisco Systems, Inc. (a)(f)(j)                148,153
            3,000 Comcast Corp., Class A (f)(j)                 58,020
          135,700 Comcast Corp., Special Class A (f)         2,574,229
           24,500 CommScope, Inc. (a)(f)                       853,335
            5,073 Corning, Inc. (f)                            121,955

See Notes to Financial Statements.    12              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

          SHARES  SECURITY DESCRIPTION                        VALUE
          ------- --------------------                     -----------
           19,300 CryptoLogic, Ltd. (f)                    $   306,098
           39,500 CTC Media, Inc. (a)(f)                     1,096,125
           68,400 DIRECTV Group, Inc. (a)(f)                 1,695,636
          111,600 Earthlink, Inc. (a)(f)                       842,580
           95,110 eBay, Inc. (a)(f)(j)                       2,838,082
            2,150 Embarq Corp. (f)                              86,215
            2,775 FTD Group, Inc. (f)                           37,240
              340 Getty Images, Inc. (a)                        10,880
           20,800 Harris Corp. (f)                           1,009,424
            5,400 InterDigital, Inc. (a)(f)                    106,974
           10,700 Juniper Networks, Inc. (a)(f)                267,500
            2,800 Lamar Advertising Co., Class A (a)(f)        100,604
            5,000 Liberty Global, Inc., Class A (a)(f)         170,400
           25,000 Liberty Media Corp. -- Interactive,
                  Class A (a)                                  403,500
            4,450 McGraw-Hill Cos., Inc.                       164,427
            1,475 Meredith Corp. (f)                            56,419
           11,700 NetFlix, Inc. (a)(f)                         405,405
           12,000 NeuStar, Inc., Class A (a)(f)                317,760
           31,700 Nokia Corp., ADR (f)                       1,009,011
           18,691 RH Donnelley Corp. (a)                        94,576
            7,800 Rogers Communications, Inc., Class B (f)     280,176
           22,900 S1 Corp. (a)(f)                              162,819
           35,300 SBA Communications Corp., Class A (a)(f)   1,052,999
           11,500 Scholastic Corp. (a)(f)                      348,105
           11,000 Shaw Communications, Inc., Class B (f)       199,980
           21,000 Stamps.com, Inc. (a)(f)                      215,460
            5,255 Syniverse Holdings, Inc. (a)(f)               87,548
           27,300 Travelzoo, Inc. (a)(f)                       301,392
            6,700 United Online, Inc. (f)                       70,752
           10,878 VeriSign, Inc. (a)(f)                        361,585
           36,850 Viacom, Inc., Class B (a)(f)               1,459,997
           21,400 Vignette Corp. (a)(f)                        282,694
           77,180 Walt Disney Co. (f)                        2,421,908
              500 Washington Post Co., Class B                 330,750
                                                           -----------
                                                            25,832,564
                                                           -----------
          UTILITIES - 2.2%
           25,188 Allegheny Energy, Inc.                     1,271,994
           19,100 Alliant Energy Corp. (f)                     668,691
            4,100 Ameren Corp. (f)                             180,564
          215,305 Aquila, Inc. (a)                             691,129
           90,000 Atmos Energy Corp.                         2,295,000
            1,281 Brookfield Infrastructure Partners LP         21,713
           80,212 Calpine Corp. (a)                          1,477,505
           52,430 Centerpoint Energy, Inc.                     748,176
           60,050 CMS Energy Corp.                             813,077
            1,325 Constellation Energy Group, Inc. (f)         116,958
          304,000 Datang International Power Generation
                  Co., Ltd., Class H (a)                       161,320
           26,400 DTE Energy Co. (f)                         1,026,696
            4,900 Duke Energy Corp. (f)                         87,465
          144,600 Dynegy, Inc., Class A (a)                  1,140,894
            9,929 Edison International (f)                     486,720

         SHARES  SECURITY DESCRIPTION                         VALUE
         ------- --------------------                      ------------
           7,200 El Paso Electric Co. (a)(f)               $    153,864
           7,930 Energen Corp. (f)                              494,039
           5,900 Entergy Corp. (f)                              643,572
           4,325 FirstEnergy Corp. (f)                          296,782
          16,706 Mirant Corp. (a)(f)                            607,931
           6,770 NRG Energy, Inc. (a)                           263,962
          10,204 PPL Corp. (f)                                  468,568
          15,640 Public Service Enterprise Group, Inc. (f)      628,572
         166,220 Reliant Energy, Inc. (a)                     3,931,103
         106,800 Sierra Pacific Resources (f)                 1,348,884
           4,525 Wisconsin Energy Corp. (f)                     199,055
                                                           ------------
                                                             20,224,234
                                                           ------------
         Total Common Stocks (Cost $490,957,349)            466,575,929
                                                           ------------

                 SECURITY
          SHARES DESCRIPTION                  RATE           VALUE
          ------ -----------                  ----        -----------
          CONVERTIBLE PREFERRED STOCK - 1.9%
          CONSUMER DISCRETIONARY - 0.1%
             283 Blockbuster, Inc. (f)        7.50%           217,910
          22,639 General Motors Corp. (f)     6.25            374,958
                                                          -----------
                                                              592,868
                                                          -----------
          CONSUMER STAPLES - 0.4%
          27,049 Bunge, Ltd. (f)              4.88          3,076,824
             511 Universal Corp. (f)          6.75            788,218
                                                          -----------
                                                            3,865,042
                                                          -----------
          ENERGY - 0.2%
           2,261 Chesapeake Energy Corp. (b)  5.00            298,452
           6,700 Chesapeake Energy Corp. (f)  5.00            884,400
           5,165 Goodrich Petroleum Corp. (f) 5.38            280,847
                                                          -----------
                                                            1,463,699
                                                          -----------
          FINANCIALS - 0.8%
          13,009 Affiliated Managers Group,
                 Inc. (f)                     5.10            547,191
           3,256 Bank of America Corp. (f)    7.25          3,349,610
           3,293 CIT Group, Inc. (f)          7.75             40,339
          49,222 Citigroup, Inc. (f)          6.50          2,337,061
             692 SLM Corp. (f)                7.25            570,900
             976 Washington Mutual, Inc. (f)  7.75            681,980
                                                          -----------
                                                            7,527,081
                                                          -----------
          HEALTH CARE - 0.1%
              70 Healthsouth Corp. (b)(f)     6.50             54,162
             472 Healthsouth Corp. (f)        6.50            365,210
             444 Mylan, Inc. (f)              6.50            383,776
          17,301 Omnicare, Inc. (f)           4.00            510,380
                                                          -----------
                                                            1,313,528
                                                          -----------

See Notes to Financial Statements.    13              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

                     SECURITY
           SHARES    DESCRIPTION          RATE              VALUE
          ---------- -----------          ----           ------------
          INDUSTRIALS - 0.2%
                 974 Kansas City
                     Southern (f)         5.13%          $  1,428,030
                                                         ------------
          TELECOMMUNICATION SERVICES - 0.1%
                 323 Interpublic Group
                     of Cos., Inc. (b)(f) 5.25                273,742
                 757 Interpublic Group
                     of Cos., Inc. (f)(g) 5.25                621,665
                                                         ------------
                                                              895,407
                                                         ------------
          Total Convertible Preferred Stock
          (Cost $18,438,928)                               17,085,655
                                                         ------------
          TOTAL EQUITY SECURITIES (COST $509,396,277)     483,661,584
                                                         ------------

                     SECURITY                   MATURITY
          PRINCIPAL  DESCRIPTION          RATE    DATE      VALUE
          ---------- -----------          ----  -------- ------------
          FIXED-INCOME SECURITIES - 22.9%
          ASSET BACKED OBLIGATIONS - 3.1%
          $  390,000 Asset Backed
                     Funding
                     Certificates Series
                     2006-HE1 M2 (c)      2.88  01/25/37       98,774
           1,350,000 Asset Backed
                     Funding
                     Certificates Series
                     2006-OPT2
                     A3D (c)              2.82  10/25/36      777,465
             254,388 Adjustable Rate
                     Mortgage Trust,
                     Series 2005-8
                     4A11 (c)             5.44  11/25/35      229,068
             230,000 Banc of America
                     Commercial
                     Mortgage, Inc.,
                     Series 2005-4 A3     4.89  07/10/45      223,851
             110,000 Bayview Financial
                     Acquisition Trust,
                     Series 2005-D
                     AF3 (c)              5.50  12/28/35       90,819
             330,000 Bear Stearns
                     Commercial
                     Mortgage
                     Securities, Series
                     2003-PWR2 A4 (c)     5.19  05/11/39      322,136
             185,343 Chase Mortgage
                     Finance Corp.,
                     Series 2005-A1
                     1A1 (c)              5.41  12/25/35      187,010
             125,000 Chase Mortgage
                     Finance Corp.,
                     Series 2005-A1
                     2A3 (c)              5.24  12/25/35      117,611

                      SECURITY                   MATURITY
           PRINCIPAL  DESCRIPTION          RATE    DATE     VALUE
           ---------- -----------          ----  -------- ----------
           $1,300,000 Citigroup Mortgage
                      Loan Trust, Inc.,
                      Series 2007-AHL3
                      A3B (c)              2.77% 05/25/37 $1,073,994
              980,000 Citigroup Mortgage
                      Loan Trust, Inc.,
                      Series 2007-AMC4
                      A2C (c)              2.77  05/25/37    797,394
               26,032 Citigroup Mortgage
                      Loan Trust, Inc.,
                      Series 2005-WFI
                      A2 (c)               4.49  02/25/35     25,451
              415,000 Citigroup Mortgage
                      Loan Trust, Inc.,
                      Series 2007-AMC2
                      M1 (c)               2.87  01/25/37    122,263
              195,000 Citigroup Mortgage
                      Loan Trust, Inc.,
                      Series 2007-AMC2
                      M2 (c)               2.89  01/25/37     46,359
              800,000 Citigroup Mortgage
                      Loan Trust, Inc.,
                      Series 2007-WFH2
                      A3 (c)               2.78  03/25/37    635,347
            1,250,000 Citigroup Mortgage
                      Loan Trust, Inc.,
                      Series 2007-WFH2
                      M1 (c)               3.00  03/25/37    464,942
              925,000 Citigroup Mortgage
                      Loan Trust, Inc.,
                      Series 2007-WFH3
                      A2 (c)               2.76  06/25/37    776,000
            1,000,000 Citigroup Mortgage
                      Loan Trust, Inc.,
                      Series 2007-WFH3
                      M2 (c)               2.87  06/25/37    217,821
            1,000,000 Citigroup Mortgage
                      Loan Trust, Inc.,
                      Series 2007-WFH4
                      A2B (c)              3.65  07/25/37    781,135
              280,000 Commercial
                      Mortgage Pass
                      Through
                      Certificates, Series
                      2005-C6 A3           5.14  06/10/44    275,423
            1,250,000 Conseco Finance,
                      Series 2002-C
                      BF1 (c)              8.00  06/15/32  1,116,179
               95,590 Countrywide
                      Alternative Loan
                      Trust, Series 2004-
                      J10 4CB1             6.50  10/25/34     97,239

See Notes to Financial Statements.    14              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

                      SECURITY                     MATURITY
           PRINCIPAL  DESCRIPTION            RATE    DATE    VALUE
           ---------- -----------            ----  -------- --------
           $   55,661 Countrywide
                      Alternative Loan
                      Trust, Series 2005-43
                      4A1 (c)                5.71% 10/25/35 $ 35,123
              595,516 Countrywide
                      Alternative Loan
                      Trust, Series 2006-
                      OA2 X1P                4.15  05/20/46   28,245
              956,848 Countrywide
                      Alternative Loan
                      Trust, Series 2006-
                      OA22 A1 (c)            2.76  02/25/47  729,878
              375,000 Credit Suisse First
                      Boston Mortgage
                      Securities Corp.,
                      Series 2002-CKS4 A2    5.18  11/15/36  375,029
               63,098 Credit Suisse First
                      Boston Mortgage
                      Securities Corp.,
                      Series 2003-AR24
                      2A4 (c)                4.03  10/25/33   63,383
              200,000 Credit Suisse First
                      Boston Mortgage
                      Securities Corp.,
                      Series 2005-C5
                      A3 (c)                 5.10  08/15/38  194,019
              200,000 Credit Suisse
                      Mortgage Capital
                      Certificates, Series
                      2006-C1 A3 (c)         5.55  02/15/39  196,393
            1,600,000 Credit-Based Asset
                      Servicing and
                      Securitization, LLC,
                      Series 2006-CB8
                      M2 (c)                 2.90  10/25/36  504,973
              564,000 Credit-Based Asset
                      Servicing and
                      Securitization, LLC,
                      Series 2006-CB9
                      A2 (c)                 2.71  11/25/36  432,271
            1,563,000 Credit-Based Asset
                      Servicing and
                      Securitization, LLC,
                      Series 2007-CB4
                      M1 (c)                 2.92  04/25/37  408,288
              500,000 CW Capital Cobalt,
                      Ltd., Series 2007-C3
                      AJ (c)                 5.82  05/15/46  389,769
               82,291 Equity One ABS, Inc.,
                      Series 2002-4 M1 (c)   5.22  02/25/33   66,343
            1,583,980 FINOVA Group, Inc. (d) 7.50  11/15/09  241,557

                       SECURITY                    MATURITY
            PRINCIPAL  DESCRIPTION           RATE    DATE    VALUE
            ---------- -----------           ----  -------- --------
            $2,500,000 First Franklin
                       Mortgage Loan Asset
                       Backed Certificates,
                       Series 2006-FF18
                       M1 (c)                2.83% 12/25/37 $692,442
               183,547 First Horizon Asset
                       Securities, Inc.,
                       Series 2003-10 2A1    4.75  01/25/19  182,921
               375,699 Fannie Mae REMICS
                       Series 2007-54 FA (c) 3.00  06/25/37  363,969
               200,000 General Electric
                       Capital Commercial
                       Mortgage Corp.,
                       Series 2006-C1 (c)    5.34  03/10/44  188,613
               300,000 GMAC Commercial
                       Mortgage Securities,
                       Inc., Series 2002-C2
                       A3                    5.71  10/15/38  300,959
               210,000 GMAC Commercial
                       Mortgage Securities,
                       Inc., Series 2004-C3
                       A4                    4.55  12/10/41  203,096
             6,260,922 Government National
                       Mortgage Association,
                       Series 2007-78
                       SG (c)                4.00  12/20/37  459,515
             1,500,000 GSAA Home Equity
                       Trust Series 2006-9
                       A4A (c)               2.84  06/25/36  918,464
                27,440 Harborview Mortgage
                       Loan Trust, Series
                       2004-8 2A4A (c)       2.96  11/19/34   23,508
               682,497 Harborview Mortgage
                       Loan Trust, Series
                       2006-1 X1 (c)         3.93  03/19/37   28,366
             1,350,000 Indymac Residential
                       Asset Backed
                       Trust, Series 2007-A
                       2A4A (c)              2.92  04/25/37  818,906
               225,000 JP Morgan Chase
                       Commercial Mortgage
                       Securities Corp.,
                       Series 2004-C3 A4     4.66  01/15/42  216,387
               400,000 JP Morgan Chase
                       Commercial Mortgage
                       Securities Corp.,
                       Series 2007-CB19
                       AJ (c)                5.75  02/12/49  311,382
               200,000 JP Morgan Chase
                       Commercial Mortgage
                       Securities Corp.,
                       Series 2007-LD11
                       AJ (c)                5.82  06/15/49  156,075

See Notes to Financial Statements.    15              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

                        SECURITY                 MATURITY
             PRINCIPAL  DESCRIPTION        RATE    DATE     VALUE
            ----------- -----------        ----  -------- ----------
            $   454,000 JP Morgan Chase
                        Commercial
                        Mortgage
                        Securities Corp.,
                        Series 2007-LD12
                        AJ (c)             6.06% 02/15/51 $  359,558
              1,000,000 JP Morgan
                        Mortgage
                        Acquisition Corp.,
                        Series 2007-CH3
                        A4 (c)             2.81  03/25/37    801,752
                120,000 JP Morgan
                        Mortgage Trust,
                        Series 2005-A3
                        11A2 (c)           4.49  06/25/35     95,434
                200,000 JP Morgan
                        Mortgage Trust,
                        Series 2006-A2
                        2A2 (c)            5.75  04/25/36    174,269
                330,000 LB-UBS
                        Commercial
                        Mortgage Trust,
                        Series 2003-C8
                        A4 (c)             5.12  11/15/32    326,831
             49,319,512 Lehman ABS
                        Manufactured
                        Housing Contract,
                        Series 2001-B
                        AIOC (c)           0.00  05/15/41    863,092
              2,250,000 Lehman XS Trust,
                        Series 2007-12N
                        1A3A (c)(g)        2.80  07/25/47  1,365,865
                 58,070 Mastr Seasoned
                        Securities Trust,
                        Series 2004-1
                        4A1 (c)            7.10  10/25/32     54,729
                143,000 Merrill Lynch
                        Mortgage Trust,
                        Series 2007-C1
                        AJ (c)             5.83  06/12/50    111,798
                106,471 Morgan Stanley
                        Dean Witter
                        Capital I, Series
                        2000-LIFE A2 (c)   7.57  11/15/36    109,712
              1,100,000 Nationstar Home
                        Equity Loan Trust,
                        Series 2007-A
                        AV3 (c)            2.75  03/25/37    856,475
                 17,292 Newcastle
                        Mortgage
                        Securities Trust,
                        Series 2006-1
                        A1 (c)             2.67  03/25/36     17,211

                      SECURITY                   MATURITY
           PRINCIPAL  DESCRIPTION          RATE    DATE     VALUE
           ---------- -----------          ----  -------- ----------
           $  100,000 Northwest Airlines,
                      Inc.                 6.84% 04/01/11 $   98,000
              350,000 Salomon Brothers
                      Mortgage Securities
                      VII, Inc., Series
                      2002-KEY2 A3         4.87  03/18/36    340,321
            1,365,000 Saxon Asset
                      Securities Trust,
                      Series 2007-1
                      A2C (c)              2.75  01/25/47  1,127,118
              810,000 Soundview Home
                      Equity Loan Trust,
                      Series 2006-EQ1
                      A2 (c)               2.71  10/25/36    740,540
            1,130,000 Soundview Home
                      Equity Loan Trust,
                      Series 2006-EQ1
                      A3 (c)               2.76  10/25/36    863,810
            1,200,000 Soundview Home
                      Equity Loan Trust,
                      Series 2006-OPT1
                      2A4 (c)              2.87  03/25/36    771,621
              120,000 Soundview Home
                      Equity Loan Trust,
                      Series 2007-OPT2
                      M2 (c)               2.87  07/25/37     31,052
              500,000 Soundview Home
                      Equity Loan Trust,
                      Series 2007-OPT5
                      M2 (c)(b)            4.75  10/25/37    310,625
              739,880 Structured Asset
                      Mortgage
                      Investments, Inc.,
                      Series 2007-AR3
                      2A1 (c)              2.79  09/25/47    562,135
              675,000 United Air Lines,
                      Inc.                 6.93  09/01/11    783,000
              330,000 Wachovia Bank
                      Commercial
                      Mortgage Trust,
                      Series 2003-C6
                      A4 (c)               5.13  08/15/35    319,748
              220,000 Wachovia Bank
                      Commercial
                      Mortgage Trust,
                      Series 2006-C25
                      AM (c)               5.74  05/15/43    206,286
               29,745 Washington Mutual
                      Mortgage Pass
                      Through
                      Certificates, Series
                      2002-AR18 A (c)      6.57  01/25/33     28,955

See Notes to Financial Statements.    16              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

                         SECURITY                   MATURITY
            PRINCIPAL    DESCRIPTION         RATE     DATE       VALUE
             ----------      -----------     ----   --------  -----------
            $  115,000   Washington
                         Mutual Mortgage
                         Pass Through
                         Certificates,
                         Series 2005-AR16
                         1-A4A (c)           5.10%  12/25/35  $   107,397
             4,950,789   Washington
                         Mutual Mortgage
                         Pass Through
                         Certificates,
                         Series 2006-
                         AR5 X (e)           0.00   06/25/46       34,037
                                                              -----------
            Total Asset Backed Obligations (Cost $29,428,202)  28,467,526
                                                              -----------
            CORPORATE CONVERTIBLE BONDS - 11.9%
            CONSUMER DISCRETIONARY - 0.6%
               600,000   Ambassadors
                         International,
                         Inc. (b)(f)         3.75   04/15/27      381,750
               243,000   Champion
                         Enterprises,
                         Inc. (f)            2.75   11/01/37      209,284
               200,000   Empire Resorts,
                         Inc. (f)            8.00   07/31/14      130,000
               534,000   Ford Motor Co. (f)  4.25   12/15/36      460,575
               500,000   Frontier Airlines
                         Holdings, Inc. (f)  5.00   12/15/25      290,000
                64,000   Group 1
                         Automotive,
                         Inc. (b)(f)(h)      2.25   06/15/36       41,120
               336,000   Group 1
                         Automotive,
                         Inc. (f)(h)         2.25   06/15/36      215,880
               467,000   Mesa Air Group,
                         Inc. (f)(h)         2.48   06/16/23      170,455
               513,000   Morgan Hotel
                         Group Co. (b)(f)    2.38   10/15/14      412,324
             1,250,000   Penske Auto
                         Group, Inc. (f)     3.50   04/01/26    1,312,500
               560,000   School Specialty,
                         Inc. (f)            3.75   11/30/26      513,100
             1,000,000   School Specialty,
                         Inc. (f)(h)         3.75   08/01/23      957,500
               414,000   Scientific Games
                         Corp. (f)(h)        0.75   12/01/24      411,930
               300,000   Sport Supply
                         Group, Inc. (f)     5.75   12/01/09      291,000
                                                              -----------
                                                                5,797,418
                                                              -----------
            CONSUMER STAPLES - 0.7%
             1,200,000   CBIZ, Inc. (f)      3.13   06/01/26    1,216,500
               612,000   Chemed Corp. (f)    1.88   05/15/14      508,725

                      SECURITY                  MATURITY
           PRINCIPAL  DESCRIPTION         RATE    DATE      VALUE
           ---------- -----------         ----  -------- -----------
           $  857,000 Euronet
                      Worldwide, Inc. (f) 3.50% 10/15/25 $   729,521
            1,806,000 Live Nation,
                      Inc. (b)(f)         2.88  07/15/27   1,424,483
              103,000 PHH Corp. (b)       4.00  04/15/12     106,958
              803,000 Quanta Services,
                      Inc. (f)            4.50  10/01/23   1,691,319
              665,000 Spartan Stores,
                      Inc. (b)(f)         3.38  05/15/27     568,575
              335,000 Spartan Stores,
                      Inc. (f)            3.38  05/15/27     286,425
                                                         -----------
                                                           6,532,506
                                                         -----------
           ENERGY - 1.2%
              442,000 Bill Barrett
                      Corp. (f)(g)        5.00  03/15/28     472,940
              500,000 Delta Petroleum
                      Corp. (f)           3.75  05/01/37     540,625
            1,000,000 Evergreen Solar,
                      Inc. (f)            4.38  07/01/12   1,373,750
              844,000 Global Industries,
                      Ltd. (b)(f)         2.75  08/01/27     655,155
              176,000 Global Industries,
                      Ltd. (f)            2.75  08/01/27     136,620
              100,000 International Coal
                      Group, Inc. (b)(f)  9.00  08/01/12     132,250
              801,000 Nabors Industries,
                      Inc. (f)            0.94  05/15/11     823,027
              736,000 Peabody Energy
                      Corp. (f)           4.75  12/15/41     839,040
            2,020,000 Penn Virginia
                      Corp. (f)           4.50  11/15/12   2,174,025
              521,000 Pioneer Natural
                      Resources Co. (f)   2.88  01/15/38     578,961
            2,000,000 Suntech Power
                      Holdings Co.,
                      Ltd. (b)(f)         3.00  03/15/13   2,442,500
              740,000 Transocean,
                      Inc. (f)            1.63  12/15/37     813,075
                                                         -----------
                                                          10,981,968
                                                         -----------
           FINANCIALS - 1.0%
              400,000 Alesco Financial,
                      Inc. (b)(f)         7.63  05/15/27     202,000
              789,000 American Equity
                      Investment Life
                      Holding Co. (f)     5.25  12/06/24     764,344
            1,000,000 CapitalSource,
                      Inc. (f)            7.25  07/15/37     686,250
              829,000 Forest City
                      Enterprises,
                      Inc. (f)            3.63  10/15/11     703,075

See Notes to Financial Statements.    17              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

                      SECURITY                    MATURITY
           PRINCIPAL  DESCRIPTION           RATE    DATE     VALUE
           ---------- -----------           ----  -------- ----------
           $2,000,000 Host Hotels &
                      Resorts LP (b)(f)     3.25% 04/15/24 $2,245,000
              500,000 KKR Financial
                      Holdings, LLC (b)(f)  7.00  07/15/12    392,500
              300,000 Leucadia National
                      Corp.                 3.75  04/15/14    626,625
            1,610,000 Nasdaq OMX
                      Group (b)(f)          2.50  08/15/13  1,664,337
              761,000 National City
                      Corp. (f)             4.00  02/01/11    628,776
            1,146,000 World Acceptance
                      Corp. (f)             3.00  10/01/11    919,665
                                                           ----------
                                                            8,832,572
                                                           ----------
           HEALTH CARE - 3.5%
              748,000 Affymetrix, Inc. (f)  3.50  01/15/38    707,795
            1,994,000 American Medical
                      Systems Holdings,
                      Inc. (f)              3.25  07/01/36  1,954,120
              863,000 Amylin
                      Pharmaceuticals,
                      Inc. (b)(f)           3.00  06/15/14    724,920
            1,643,000 Amylin
                      Pharmaceuticals,
                      Inc. (f)              3.00  06/15/14  1,380,120
              400,000 ATS Medical,
                      Inc. (b)(f)           6.00  10/15/25    351,500
              200,000 ATS Medical, Inc. (f) 6.00  10/15/25    175,750
            1,407,000 Charles River
                      Laboratories
                      International,
                      Inc. (f)              2.25  06/15/13  1,878,345
            2,158,000 Cubist
                      Pharmaceuticals,
                      Inc. (f)              2.25  06/15/13  1,944,898
            1,000,000 CuraGen Corp.(f)      4.00  02/15/11    710,000
              400,000 deCODE genetics,
                      Inc. (f)              3.50  04/15/11    179,500
            1,200,000 EPIX
                      Pharmaceuticals,
                      Inc. (f)              3.00  06/15/24    786,000
            1,900,000 Hologic, Inc. (f)(h)  2.00  12/15/37  1,835,875
              300,000 Illumina, Inc. (b)(f) 0.63  02/15/14    543,000
            1,000,000 Incyte Corp. (f)      3.50  02/15/11  1,068,750
            1,250,000 Isis
                      Pharmaceuticals,
                      Inc. (f)              2.63  02/15/27  1,531,250
              683,000 King
                      Pharmaceuticals,
                      Inc. (f)              1.25  04/01/26    542,131
              813,000 LifePoint Hospitals,
                      Inc. (f)              3.50  05/15/14    686,985

                      SECURITY                  MATURITY
           PRINCIPAL  DESCRIPTION         RATE    DATE      VALUE
           ---------- -----------         ----  -------- -----------
           $  405,000 Medtronic, Inc. (f) 1.50% 04/15/11 $   428,794
              608,000 Millennium
                      Pharmaceuticals,
                      Inc. (f)            2.25  11/15/11     741,760
            2,860,000 Molina Healthcare,
                      Inc. (f)            3.75  10/01/14   2,477,475
              500,000 NovaMed, Inc. (f)   1.00  06/15/12     397,500
            1,233,000 NuVasive,
                      Inc. (b)(f)(g)      2.25  03/15/13   1,246,871
            1,000,000 Oscient
                      Pharmaceuticals
                      Corp. (f)           3.50  04/15/11     325,000
              392,000 OSI
                      Pharmaceuticals,
                      Inc. (b)(f)         3.00  01/15/38     382,690
            1,365,000 Sciele Pharma,
                      Inc. (f)            2.63  05/15/27   1,313,812
            2,000,000 SonoSite, Inc. (f)  3.75  07/15/14   2,037,500
            1,563,000 Vertex
                      Pharmaceuticals,
                      Inc. (f)            4.75  02/15/13   1,871,692
            1,257,000 West
                      Pharmaceutical
                      Services, Inc. (f)  4.00  03/15/47   1,197,292
            2,500,000 Wright Medical
                      Group, Inc. (f)     2.63  12/01/14   2,459,375
                                                         -----------
                                                          31,880,700
                                                         -----------
           INDUSTRIALS - 1.3%
              326,000 AAR Corp. (b)(f)(g) 1.63  03/01/14     317,035
            2,000,000 AAR Corp. (f)       1.75  02/01/26   2,255,000
              348,000 Barnes Group,
                      Inc. (b)(f)         3.38  03/15/27     374,100
              497,000 Barnes Group,
                      Inc. (f)            3.38  03/15/27     534,275
              797,000 FEI Co. (f)         2.88  06/01/13     797,996
            2,500,000 Itron, Inc. (f)     2.50  08/01/26   3,906,250
              149,000 Kemet Corp. (b)(f)  2.25  11/15/26     100,575
              735,000 Kemet Corp. (f)     2.25  11/15/26     496,125
              300,000 LeCroy Corp. (f)    4.00  10/15/26     262,875
              500,000 LeCroy Corp. (b)(f) 4.00  10/15/26     438,125
              350,000 Newport
                      Corp. (b)(f)        2.50  02/15/12     289,187
              500,000 Newport Corp. (f)   2.50  02/15/12     413,125
            1,000,000 Orbital Sciences
                      Corp. (f)           2.44  01/15/27   1,217,500
              249,000 Trinity Industries,
                      Inc. (f)            3.88  06/01/36     212,272
                                                         -----------
                                                          11,614,440
                                                         -----------

See Notes to Financial Statements.    18              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

                      SECURITY                  MATURITY
           PRINCIPAL  DESCRIPTION         RATE    DATE      VALUE
           ---------- -----------         ----  -------- -----------
           INFORMATION TECHNOLOGY - 1.3%
           $  375,000 CACI International,
                      Inc. (f)            2.13% 05/01/14 $   389,531
              625,000 CACI International,
                      Inc. (b)(f)         2.13  05/01/14     649,219
              409,000 EMC Corp. (f)       1.75  12/01/13     482,109
            2,431,000 Epicor Software
                      Corp. (f)           2.38  05/15/27   2,142,319
            1,000,000 Magma Design
                      Automation,
                      Inc. (b)(f)         2.00  05/15/10     908,750
              500,000 Maxtor Corp. (f)    2.38  08/15/12     686,875
              579,000 Mentor Graphics
                      Corp. (f)           6.25  03/01/26     547,155
              465,000 Nuance
                      Communications,
                      Inc. (b)(f)         2.75  08/15/27     537,075
              165,000 ON Semiconductor
                      Corp. (b)(f)        2.63  12/15/26     137,569
            2,999,000 ON Semiconductor
                      Corp. (f)           2.63  12/15/26   2,500,416
              176,000 PMC -- Sierra,
                      Inc. (f)            2.25  10/15/25     172,920
              302,000 Skyworks
                      Solutions, Inc. (f) 1.25  03/01/10     312,193
            2,000,000 SPSS, Inc. (f)(g)   2.50  03/15/12   2,167,500
                                                         -----------
                                                          11,633,631
                                                         -----------
           MATERIALS - 0.5%
            2,510,000 Kinross Gold
                      Corp. (b)(f)        1.75  03/15/28   2,754,725
               70,000 Newmont Mining
                      Corp. (b)(f)        1.25  07/15/14      85,400
              533,000 Newmont Mining
                      Corp. (f)           1.25  07/15/14     650,260
            2,000,000 USEC, Inc. (f)      3.00  10/01/14   1,172,500
                                                         -----------
                                                           4,662,885
                                                         -----------
           TELECOMMUNICATION SERVICES - 1.8%
              142,000 ADC
                      Telecommunications,
                      Inc. (f)            3.50  07/15/15     127,800
            2,123,000 Central European
                      Media Enterprises,
                      Ltd. (b)(f)(g)      3.50  03/15/13   2,182,956
              749,000 Ciena Corp. (f)     0.25  05/01/13     704,996
              119,000 Citadel
                      Broadcasting
                      Corp. (f)           1.88  02/15/11     101,596
            2,974,000 Earthlink,
                      Inc. (f)(h)         3.25  11/15/26   3,182,180
            2,834,000 Equinix, Inc. (f)   3.00  10/15/14   2,610,823

                       SECURITY                MATURITY
            PRINCIPAL  DESCRIPTION       RATE    DATE      VALUE
            ---------- -----------       ----  -------- ------------
            $  509,000 Global Crossing,
                       Ltd. (f)          5.00% 05/15/11 $    481,005
               224,000 HLTH Corp. (f)    3.13  09/01/25      188,720
             1,025,000 Level 3
                       Communications,
                       Inc. (f)          6.00  09/15/09      914,813
             2,000,000 Level 3
                       Communications,
                       Inc. (f)          5.25  12/15/11    1,580,000
             2,000,000 Network
                       Equipment
                       Technologies,
                       Inc. (b)(f)(g)    3.75  12/15/14    1,572,500
               241,000 NII Holdings,
                       Inc. (b)(f)       3.13  06/15/12      192,499
               585,000 NII Holdings,
                       Inc. (f)          3.13  06/15/12      467,269
               750,000 Symmetricom,
                       Inc. (f)          3.25  06/15/25      644,063
               744,000 Time Warner
                       Telecom, Inc. (f) 2.38  04/01/26      781,200
               579,000 Verisign,
                       Inc. (b)(f)       3.25  08/15/37      683,220
                                                        ------------
                                                          16,415,640
                                                        ------------
            Total Corporate Convertible Bonds
            (Cost $114,913,688)                          108,351,760
                                                        ------------
            CORPORATE NON-COVERTIBLE BONDS - 1.6%
            CONSUMER DISCRETIONARY - 0.3%
                96,000 Continental
                       Airlines, Inc.    7.06  09/15/09       95,640
               129,749 Continental
                       Airlines, Inc.    7.46  04/01/15      120,667
               500,000 Continental
                       Airlines, Inc.    6.90  04/19/22      420,000
               300,000 Delphi Corp. (d)  6.50  08/15/13       96,000
               720,000 Delta Air Lines,
                       Inc.              7.11  09/18/11      710,334
             2,028,000 WMG Holdings
                       Corp. (f)(h)      0.00  12/15/14    1,064,700
                                                        ------------
                                                           2,507,341
                                                        ------------
            FINANCIALS - 0.9%
               155,000 Allied World
                       Assurance
                       Holdings, Ltd.    7.50  08/01/16      159,264
               630,000 Bank of America
                       Corp. (c)         8.00  12/29/49      631,821
                65,000 BankAmerica
                       Capital III (c)   4.83  01/15/27       49,296
                66,000 BNP Paribas (c)   9.23  06/08/17       76,131

See Notes to Financial Statements.    19              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

                      SECURITY                     MATURITY
           PRINCIPAL  DESCRIPTION            RATE    DATE    VALUE
           ---------- -----------            ----  -------- --------
           $  225,000 Camden Property
                      Trust                  4.38% 01/15/10 $219,748
              195,000 Capital One Financial
                      Corp.                  5.70  09/15/11  184,080
              400,000 Chase Capital II (c)   3.74  02/01/27  319,140
              300,000 Citigroup Capital
                      XXI (c)                8.30  12/21/57  296,417
              324,000 Citigroup, Inc.        6.88  03/05/38  324,795
              100,000 Countrywide Home
                      Loans, Inc.            3.25  05/21/08   98,073
               50,000 Countrywide Financial
                      Corp. (c)              2.85  12/19/08   47,256
              130,000 Countrywide Financial
                      Corp. (c)              4.79  01/05/09  121,699
              200,000 Countrywide Financial
                      Corp. (c)              3.35  05/05/08  198,707
              250,000 Countrywide Financial
                      Corp. (c)              2.87  06/18/08  245,779
              477,000 Countrywide Financial
                      Corp. (c)              2.82  03/24/09  438,286
              105,000 Credit Suisse          6.00  02/15/18  104,942
               75,000 Developers Diversified
                      Realty Corp.           4.63  08/01/10   72,035
              100,000 Fairfax Financial
                      Holdings, Ltd.         7.75  04/26/12   99,500
              100,000 Ford Motor Credit Co.,
                      LLC (c)                8.71  04/15/12   93,988
              120,000 Ford Motor Credit Co.,
                      LLC                    7.38  10/28/09  109,375
              500,000 Ford Motor Credit Co.,
                      LLC                    5.80  01/12/09  476,430
            1,064,000 GMAC, LLC (c)          5.28  12/01/14  711,830
              480,000 HBOS PLC (c)(b)        5.92  12/30/49  353,618
              232,000 HCP, Inc.              5.63  05/01/17  187,225
              325,000 JP Morgan Chase
                      Capital XIII (c)       3.65  09/30/34  242,663
               50,000 JPMorgan Chase
                      Bank NA (c)            7.78  03/28/22   49,314
               31,000 Lehman Brothers
                      Holdings, Inc. (c)     0.00  11/30/10   33,579
               56,000 Lehman Brothers
                      Holdings, Inc. (c)     8.92  02/16/17   50,361
              151,000 Lehman Brothers
                      Holdings, Inc. (c)     0.00  06/20/16  166,175
              171,000 Lehman Brothers
                      Holdings, Inc. (c)     0.00  11/07/16  166,075
              325,000 Mack-Cali Realty LP    7.25  03/15/09  329,054
               80,000 Merrill Lynch & Co.,
                      Inc. (c)               8.68  05/02/17   80,100
               80,000 Merrill Lynch & Co.,
                      Inc. (c)               8.95  05/18/17   79,700
               80,000 Merrill Lynch & Co.,
                      Inc. (c)               9.57  06/06/17   84,304

                     SECURITY                    MATURITY
           PRINCIPAL DESCRIPTION           RATE    DATE      VALUE
           --------- -----------          -----  -------- -----------
           $ 24,000  MetLife, Inc.         6.40% 12/15/36 $    19,126
            201,000  MetLife, Inc.         6.50  12/15/32     198,631
             65,000  Nationsbank Cap
                     Trust III (c)         4.81  01/15/27      50,117
             60,000  New Plan Excel
                     Realty Trust          5.13  09/15/12      49,200
            160,000  Reckson Operating
                     Partnership LP        6.00  03/31/16     137,081
            400,000  Residential Capital,
                     LLC (c)               3.49  06/09/08     318,000
             49,000  Shurgard Storage
                     Centers, LLC          5.88  03/15/13      49,565
            100,000  Shurgard Storage
                     Centers, LLC          7.75  02/22/11     109,990
            180,000  Simon Property
                     Group LP              5.75  05/01/12     180,087
            130,000  Wachovia Bank NA      6.00  11/15/17     127,197
            175,000  Washington Real
                     Estate Investment
                     Trust                 5.95  06/15/11     180,737
            170,000  Weingarten Realty
                     Investors             4.99  09/03/13     170,797
                                                          -----------
                                                            8,491,288
                                                          -----------
           MATERIALS - 0.0% (K)
            110,000  Barrick Gold
                     Finance Co.           5.80  11/15/34     100,287
                                                          -----------
           TELECOMMUNICATION SERVICES - 0.2%
            450,000  CCH I Holdings
                     LLC/CCH I Holdings
                     Capital Corp.        11.00  10/01/15     315,000
            275,000  Hawaiian Telcom
                     Communications,
                     Inc.                  9.75  05/01/13     149,875
            250,000  Level 3 Financing,
                     Inc.                  9.25  11/01/14     205,625
            500,000  Mediacom LLC/
                     Mediacom Capital
                     Corp.                 9.50  01/15/13     462,500
            300,000  Sprint Capital Corp.  6.13  11/15/08     297,794
                                                          -----------
                                                            1,430,794
                                                          -----------
           UTILITIES - 0.2%
            350,000  Aquila, Inc.         14.88  07/01/12     433,125
            500,000  Aquila, Inc.          7.63  11/15/09     521,710
            675,000  Sabine Pass LNG LP    7.25  11/30/13     654,750
            140,000  Southern Union
                     Co. (c)               7.20  11/01/66     118,300
             55,000  SWEPCO Capital
                     Trust I (c)           5.25  10/01/43      55,556
                                                          -----------
                                                            1,783,441
                                                          -----------
           Total Corporate Non-Covertible Bonds
           (Cost $15,359,358)                              14,313,151
                                                          -----------

See Notes to Financial Statements.    20              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

                     SECURITY                       MATURITY
           PRINCIPAL DESCRIPTION              RATE    DATE    VALUE
           --------- -----------              ----  -------- --------
           MUNICIPAL BONDS - 0.1%
            $35,000  City of Houston Texas,
                     Series A, FSA Insured,
                     Prerefunded 12/01/12
                     @ 100                    5.00% 12/01/30 $ 38,118
             35,000  Clark County School
                     District, Series C, MBIA
                     Insured, Prerefunded
                     06/15/12 @ 100           5.00  06/15/22   38,044
             40,000  Commonwealth of
                     Massachusetts Series A,
                     FGIC Insured,
                     Prerefunded 06/01/12
                     @ 100                    5.38  06/01/19   43,460
             20,000  Commonwealth of
                     Massachusetts Series B,
                     AMBAC Insured,
                     Prerefunded 08/01/14
                     @ 100                    5.00  08/01/22   21,974
             50,000  Commonwealth of
                     Massachusetts Series B,
                     FSA Insured, Prerefunded
                     03/01/12 @ 100           5.50  03/01/18   54,695
             35,000  Commonwealth of
                     Massachusetts Series E,
                     FSA Insured, Prerefunded
                     01/01/13 @ 100           5.25  01/01/18   38,311
             40,000  County of Galveston
                     Texas, Series C, AMBAC
                     Insured, Prerefunded
                     02/01/13 @ 100           5.00  02/01/28   43,588
             59,000  County of Harris Texas,
                     Refunded                 5.25  10/01/20   65,238
             25,000  Greenville County School
                     District Prerefunded
                     12/01/12 @ 101           5.50  12/01/28   28,102
             15,000  New Jersey Economic
                     Development Authority
                     Series C, MBIA Insured,
                     Prerefunded 06/15/12
                     @ 100                    5.25  06/15/17   16,452
             50,000  Sacramento County
                     Sanitation District
                     Series A, AMBAC
                     Insured, Prerefunded
                     12/01/14 @ 100           5.00  12/01/35   55,804
             35,000  University of Texas
                     Series D, Prerefunded
                     08/15/14 @ 100           5.00  08/15/24   38,369
                                                             --------
           Total Municipal Bonds (Cost $481,097)              482,155
                                                             --------

                            SECURITY              MATURITY
              PRINCIPAL     DESCRIPTION     RATE    DATE      VALUE
             -----------    -----------     ----  -------- -----------
             SYNDICATED LOANS - 0.3%
             $   250,000    Delphi Corp.    7.06% 07/01/08 $   246,375
                 500,000    Delphi Corp.    7.06  07/01/08     492,750
                 500,000    HCA, Inc.       6.83  11/18/12     456,318
                 728,842    HCA, Inc.       7.20  11/18/12     665,166
                 748,747    Tribune Co.     7.91  05/24/14     506,340
                                                           -----------
             Total Syndicated Loans (Cost $2,539,733)        2,366,949
                                                           -----------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.9%
             AGENCY - 0.3%
                 735,000    Freddie Mac (c) 2.61  09/28/09     733,554
                 635,000    Federal Home
                            Loan Bank
                            System (c)      2.95  02/18/09     635,480
                 720,000    Federal Home
                            Loan Bank
                            System (c)      2.50  03/26/10     720,215
                 225,000    Fannie Mae
                            Discount
                            Notes (e)       2.16  04/21/08     224,778
                                                           -----------
                                                             2,314,027
                                                           -----------
             DISCOUNT NOTE - 4.0%
                 705,000    FHLB Discount
                            Note (e)        2.18  04/21/08     704,305
               3,260,000    FHLB Discount
                            Note (e)        1.78  04/22/08   3,256,626
               4,730,000    FHLB Discount
                            Note (e)   2.08, 2.21 04/18/08   4,726,036
               6,495,000    FHLB Discount
                            Note (e)        2.21  04/23/08   6,487,953
              21,200,000    FHLB Discount
                            Note (e)   1.88, 1.95 04/16/08  21,184,312
                  55,000    FHLMC Discount
                            Note (e)        1.92  04/14/08      54,965
                  90,000    FHLMC Discount
                            Note (e)        2.08  04/04/08      89,987
                 185,000    FHLMC Discount
                            Note (e)        2.30  04/07/08     184,945
                                                           -----------
                                                            36,689,129
                                                           -----------
             MORTGAGE BACKED SECURITIES - 1.1%
                 355,000    FGLMC Gold Pool
                            # G04048 (g)    6.00  03/01/38     364,420
                 299,609    FGLMC Gold Pool
                            # G02366        6.50  10/01/36     312,045
                 344,686    FGLMC Gold Pool
                            # G03995        6.50  02/01/38     357,924
                 355,000    FGLMC Gold Pool
                            # G04079        5.50  03/01/38     358,873
                 333,824    FGLMC Gold Pool
                            # G12399        6.00  09/01/21     343,849

See Notes to Financial Statements.    21              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

                       SECURITY                  MATURITY
             PRINCIPAL DESCRIPTION         RATE    DATE    VALUE
             --------- -----------        -----  -------- --------
             $332,430  FGLMC Gold Pool #
                       G01864              5.00% 01/01/34 $330,175
              477,642  FGLMC Gold Pool #
                       G12393              5.50  10/01/21  488,505
              500,348  FGLMC Gold Pool #
                       G03436              6.00  11/01/37  513,626
              315,257  FGLMC Gold Pool #
                       G03601              6.00  07/01/37  323,623
              325,499  FGLMC Gold Pool #
                       G03640              5.50  12/01/37  329,050
              301,468  FGLMC Gold Pool #
                       J06246              5.50  10/01/21  308,324
              318,842  FGLMC Gold Pool #
                       1B3413 (c)          5.95  05/01/37  324,713
              337,106  FGLMC Gold Pool #
                       H03161              6.50  08/01/37  346,969
              205,000  FHLMC FHR 2929 PE   5.00  05/15/33  200,567
               26,989  FHLMC Pool
                       # 1L0113 (c)        7.24  05/01/35   27,680
               55,380  FHLMC Series 2433
                       SA (c)             13.60  02/15/32   62,687
              220,281  FNMA Benchmark
                       REMIC 2006-B2 AB    5.50  05/25/14  224,381
              149,022  FNMA FNR 2001-52
                       YZ                  6.50  10/25/31  156,172
               82,939  FNMA FNR 2001-81
                       QG                  6.50  01/25/32   87,103
              225,000  FNMA FNR 2006-4 WE  4.50  02/25/36  203,035
              355,000  FNCI55 - FNMA (g)   5.00  04/25/23  358,384
              355,000  FNCI55 - FNMA       5.50  04/15/23  362,377
              333,369  FNMA Pool # 888430  5.00  11/01/33  330,929
              265,200  FNMA Pool # 776708  5.00  05/01/34  263,104
              365,191  FNMA Pool # 254868  5.00  09/01/33  362,518
              217,802  FNMA Pool # 545639  6.50  04/01/32  227,423
              356,159  FNMA Pool # 735646  4.50  07/01/20  355,666
               57,854  FNMA Pool #
                       555177 (c)          4.85  01/01/33   60,284
                3,292  FNMA Pool #
                       673743 (c)          6.96  11/01/32    3,336
               33,550  FNMA Pool #
                       708856 (c)          6.84  06/01/33   34,054
              358,051  FNMA Pool # 725425  5.50  04/01/34  362,777
              352,904  FNMA Pool # 725027  5.00  11/01/33  350,321
              135,676  FNMA Pool # 735861  6.50  09/01/33  141,714
               98,733  FNMA Pool # 735881  6.00  11/01/34  101,671
              212,946  FNMA Pool #
                       764388 (c)          4.96  03/01/34  211,667
               68,998  FNMA Pool #
                       841741 (c)          5.05  09/01/35   70,188
              345,741  FNMA Pool # 889184  5.50  09/01/36  350,205
              217,338  FNMA Pool #
                       895606 (c)          5.75  06/01/36  222,174

                         SECURITY                   MATURITY
            PRINCIPAL    DESCRIPTION         RATE     DATE       VALUE
             ----------      -----------     ----   --------  ------------
            $   21,344   GNMA II Pool #
                         80610 (c)           6.38%  06/20/32  $     21,775
                40,807   GNMA II Pool #
                         81136 (c)           6.00   11/20/34        40,981
                86,547   GNMA II Pool #
                         81432 (c)           5.63   08/20/35        87,142
                81,258   GNMA II Pool #
                         81435 (c)           5.63   08/20/35        81,849
                                                              ------------
                                                                10,064,260
                                                              ------------
            US TREASURY SECURITIES - 0.5%
               126,000   Financing Corp.
                         FICO (e)            0.00   09/26/19        75,997
               255,000   U.S. Treasury
                         Bond                8.13   08/15/19       355,307
               639,000   U.S. Treasury
                         Bond                6.13   11/15/27       793,458
               187,000   U.S. Treasury
                         Inflation Indexed
                         Bond                2.38   01/15/27       213,714
               104,000   U.S. Treasury
                         Note                4.25   09/30/12       112,426
               226,000   U.S. Treasury
                         Note                3.63   12/31/12       238,201
               385,984   U.S. Treasury
                         Note                5.13   05/15/16       600,533
               460,000   U.S. Treasury
                         Note                4.25   11/15/14       503,125
             1,606,000   U.S. Treasury
                         Note                4.75   05/31/12     1,762,084
                                                              ------------
                                                                 4,654,845
                                                              ------------
            Total US Government and Agency Obligations
            (Cost $53,145,264)                                  53,722,261
                                                              ------------
            TOTAL FIXED-INCOME SECURITIES (COST $215,867,342)  207,703,802
                                                              ------------
            RIGHTS - 0.0% (K)
            150,000      Comdisco Holding Co., Inc. (i)
                         (Cost $51,260)                             18,000
                                                              ------------

                         SECURITY
             SHARES      DESCRIPTION                             VALUE
             ----------      -----------                      ------------
            MUTUAL FUND - 0.8%
                23,150   Energy Select
                         Sector SPDR
                         Fund                                    1,706,154
                21,150   iShares Cohen &
                         Steers Realty                           1,700,248
                29,650   iShares MSCI
                         Mexico Index
                         Fund                                    1,752,315

See Notes to Financial Statements.    22              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

                    SECURITY
           SHARES   DESCRIPTION                              VALUE
          --------- -----------                            ----------
             3,312  NFJ Dividend
                    Interest & Premium
                    Strategy Fund (f)                      $   73,295
            51,300  SPDR Lehman 1-3
                    Month T-Bill ETF (f)                    2,357,235
                                                           ----------
          Total Mutual Fund (Cost $7,604,939)               7,589,247
                                                           ----------

                    SECURITY                     MATURITY
          PRINCIPAL DESCRIPTION                    DATE      VALUE
          --------- -----------                 ---------- ----------
          SHORT-TERM INVESTMENTS - 0.4%
          COMMERCIAL PAPER - 0.4%
          $ 40,000  Bank of America
                    Corp.                        04/23/08      39,931
           175,000  BNP Paribas
                    Finance, Inc.                04/25/08     174,688
           780,000  General Electric
                    Capital Corp.                04/25/08     778,671
           165,000  JP Morgan Chase
                    & Co.                        04/09/08     164,897
           690,000  Merrill Lynch & Co.          04/25/08     688,644
           955,000  Rabobank USA
                    Finance Corp.                04/07/08     954,527
           685,000  UBS Finance
                    Delaware, LLC                04/04/08     684,822
                                                           ----------
          Total Commercial Paper (Cost $3,486,180)          3,486,180
                                                           ----------
          Total Short-Term Investments
          (Cost $3,486,180)                                 3,486,180
                                                           ----------
                    SECURITY             STRIKE EXPIRATION
          CONTRACTS DESCRIPTION          PRICE     DATE      VALUE
          --------- -----------          ------ ---------- ----------
          PUT OPTIONS PURCHASED - 0.3%
                30  Advanced Micro
                    Devices, Inc.         20.00  01/21/09      42,375
                30  Amazon.com, Inc.      30.00  01/21/09       2,100
                18  Amgen, Inc.           60.00  01/21/09      33,075
                18  Amgen, Inc.           70.00  01/21/09      50,895
                30  Anadarko
                    Petroleum Corp.       40.00  01/21/09       3,000
                18  Apache Corp.          60.00  01/21/09       1,530
                15  Apple, Inc.           50.00  01/21/09         825
                60  Applied Materials,
                    Inc.                  15.00  01/21/09       5,700
                18  Bank of America
                    Corp.                 40.00  01/21/09      12,600
                22  Bank of America
                    Corp.                 30.00  01/20/10      10,505
                15  Bear Stearns Cos.,
                    Inc.                 130.00  01/21/09     179,438
                45  Bed Bath &
                    Beyond, Inc.          30.00  01/21/09      20,250
                18  Caterpillar, Inc.     60.00  01/21/09       4,653
                18  Centex Corp.          40.00  01/21/09      30,960

                    SECURITY             STRIKE EXPIRATION
          CONTRACTS DESCRIPTION          PRICE     DATE      VALUE
          --------- -----------          ------ ---------- ----------
               30   Circuit City Stores,
                    Inc.                 30.00   01/21/09  $   78,000
               60   Cisco Systems, Inc.  15.00   01/21/09       2,400
              140   Citigroup, Inc.      15.00   01/20/10      34,230
               30   Comcast Corp.        30.00   01/21/09      12,487
               30   Countrywide
                    Financial Corp.      25.00   01/21/09      58,875
               30   Countrywide
                    Financial Corp.      30.00   01/21/09      73,800
               30   Halliburton Co.      30.00   01/21/09       3,615
              149   ITT Educational
                    Services, Inc.       35.00   10/22/08      55,130
               18   Kohl's Corp.         50.00   01/21/09      19,746
               36   Lowe's Cos., Inc.    30.00   01/21/09      28,620
               45   Lowe's Cos., Inc.    25.00   01/21/09      19,800
               18   Merrill Lynch & Co.,
                    Inc.                 55.00   01/21/09      32,175
               30   Microsoft Corp.      20.00   01/21/09       2,325
               18   Morgan Stanley (g)   50.00   01/21/09      14,130
               30   Nike, Inc.           40.00   01/21/09       2,175
               18   Procter & Gamble
                    Co.                  50.00   01/21/09       1,260
               47   Pulte Homes, Inc.    25.00   01/21/09      52,405
              900   Retail Holders Trust 90.00   01/21/09     742,500
               14   Ryland Group, Inc.   30.00   01/21/09       8,820
               18   Ryland Group, Inc.   40.00   01/21/09      22,140
               15   Schlumberger, Ltd.   60.00   01/21/09       3,413
               18   Target Corp.         40.00   01/21/09       6,480
              840   SPDR Retail ETF      40.00   06/25/08     705,600
               18   United Technologies
                    Corp.                50.00   01/21/09       2,565
                                                           ----------
          Total Put Options Purchased
          (Premiums Paid $1,815,355)                        2,380,597
                                                           ----------
          CALL OPTIONS PURCHASED - 1.4%
              136   Accenture, Ltd.      20.00   01/21/09     212,840
              530   American Eagle
                    Outfitters, Inc.     10.00   01/17/09     424,000
              610   Automatic Data
                    Processing, Inc.     30.00   01/21/09     789,950
              160   Bed Bath & Beyond,
                    Inc.                 20.00   01/21/09     175,200
              300   Bed Bath & Beyond,
                    Inc.                 20.00   01/16/10     373,500
              421   Bed Bath & Beyond,
                    Inc.                 30.00   01/21/09     185,240
              100   Boeing Co.           55.00   01/20/10     230,000
              172   Quest Diagno         30.00   01/16/10     290,680
            1,030   UnitedHealth         30.00   01/16/10     988,800
              500   Carmax, Inc.         10.00   07/23/08     470,000
              240   Cemex SAB de C.V.,
                    ADR                  15.00   01/16/10     308,400
              160   Cintas Corp.         20.00   01/21/09     152,800

See Notes to Financial Statements.    23              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

                    SECURITY         STRIKE EXPIRATION
          CONTRACTS DESCRIPTION      PRICE     DATE        VALUE
          --------- -----------      ------ ---------- -------------
             170    Comcast Corp.     10.00  01/16/10  $     160,650
             170    ConocoPhillips    60.00  01/21/09        321,725
              15    FedEx Corp. (j)   90.00  01/21/09         17,775
             326    Home Depot,
                    Inc.              30.00  01/17/09         93,399
             233    Johnson &
                    Johnson           50.00  01/21/09        351,830
              16    Joy Global, Inc.  16.00  04/23/08          4,960
             219    Joy Global, Inc.  30.00  01/16/10        821,250
             130    Kohl's Corp.      20.00  01/16/10        325,000
             225    Kraft Foods,
                    Inc.              25.00  01/16/10        175,500
             825    Lowe's Cos.,
                    Inc.              10.00  01/16/10      1,097,250
             109    McDonald's
                    Corp.             40.00  01/21/09        179,850
             150    Microsoft Corp.   20.00  01/16/10        152,625
             247    Microsoft Corp.   20.00  01/21/09        224,770
              70    Procter &
                    Gamble Co.        40.00  01/21/09        211,050
              72    Procter &
                    Gamble Co.        60.00  01/21/09         80,640
             100    Procter &
                    Gamble Co.       100.00  01/21/09        204,000
             190    Royal
                    Caribbean
                    Cruises, Ltd.     20.00  01/16/10        295,450
             250    Target Corp.      30.00  01/17/09        552,500
             100    United Parcel
                    Service, Inc.     50.00  01/16/10        245,500
             260    Wal-Mart
                    Stores, Inc.      30.00  01/21/09        598,000
             350    Wal-Mart
                    Stores, Inc.      30.00  01/16/10        805,000
             417    Wal-Mart
                    Stores, Inc.      35.00  01/21/09        768,323
             100    Walt Disney Co.   20.00  01/16/10        124,500
             150    Walt Disney Co.   20.00  01/21/09        180,000
             201    Walt Disney Co.   30.00  01/21/09         88,440
             228    Warner Music
                    Group Corp. (g)   25.00  01/21/09          3,420
                                                       -------------
          Total Call Options Purchased
          (Premiums Paid $13,865,358)                     12,684,817
                                                       -------------
          TOTAL LONG POSITIONS - 79.1%
          (COST $752,086,711) *                          717,524,227
          TOTAL SHORT POSITIONS - (35.9)%
          (COST $(364,185,599))                         (325,322,477)
          TOTAL OPTIONS WRITTEN - (0.2)%
          (COST $(2,240,298))                             (2,089,702)
          Other Assets & Liabilities, Net - 57.0%        516,808,233
                                                       -------------
          NET ASSETS - 100.00%                         $ 906,920,281
                                                       =============

See Notes to Financial Statements.    24              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2008

           SHARES  SECURITY DESCRIPTION                     VALUE
          -------  --------------------                  -----------
          SECURITIES SOLD SHORT - (35.9)%
          COMMON STOCK - (31.3)%
          CONSUMER DISCRETIONARY - (5.0)%
           (3,125) Aeropostale, Inc.                     $   (84,719)
           (3,152) Alaska Air Group, Inc.                    (61,842)
          (56,672) Ambassadors International, Inc.          (419,940)
          (51,300) American Eagle Outfitters, Inc.          (898,262)
           (3,000) AnnTaylor Stores Corp.                    (72,540)
          (13,200) AutoNation, Inc.                         (197,604)
           (2,300) Barnes & Noble, Inc.                      (70,495)
             (100) Beazer Homes USA, Inc.                       (945)
          (32,100) Bed Bath & Beyond, Inc.                  (946,950)
          (49,446) Blockbuster, Inc., Class A               (161,194)
          (12,055) Bob Evans Farms, Inc.                    (332,597)
          (11,300) Borders Group, Inc.                       (66,331)
           (1,600) BorgWarner, Inc.                          (68,848)
          (20,413) Carmax, Inc.                             (396,420)
           (2,000) Carnival Corp.                            (80,960)
           (2,850) Casey's General Stores, Inc.              (64,410)
          (35,900) Casual Male Retail Group, Inc.           (150,780)
          (34,600) CBRL Group, Inc.                       (1,237,642)
          (28,100) Centex Corp.                             (680,301)
          (11,008) Champion Enterprises, Inc.               (110,410)
          (54,970) Cheesecake Factory                     (1,197,796)
          (30,700) Choice Hotels International, Inc.      (1,047,177)
             (712) Citadel Broadcasting Corp.                 (1,182)
          (13,800) Citi Trends, Inc.                        (254,610)
           (1,598) Columbia Sportswear Co.                   (70,360)
           (4,900) Comcast Corp., Class A                    (94,766)
          (28,600) Copa Holdings SA, Class A              (1,089,946)
          (33,980) Dick's Sporting Goods, Inc.              (909,984)
          (21,500) DR Horton, Inc.                          (338,625)
          (11,000) DSW, Inc., Class A                       (142,450)
           (1,176) Empire Resorts, Inc.                       (1,611)
           (1,300) Fastenal Co.                              (59,709)
          (73,139) Ford Motor Co.                           (418,355)
          (33,850) Frontier Airlines Holdings, Inc.          (85,641)
           (1,350) GameStop Corp., Class A                   (69,809)
           (5,600) Gaylord Entertainment Co.                (169,624)
           (7,127) General Motors Corp.                     (135,769)
          (17,650) Genesco, Inc.                            (407,892)
          (12,200) Goodyear Tire & Rubber Co.               (314,760)
          (14,119) Group 1 Automotive, Inc.                 (331,514)
           (2,000) Guess?, Inc.                              (80,940)
           (1,862) Gymboree Corp.                            (74,257)
          (16,100) Harman International Industries, Inc.    (700,994)
           (2,830) Hibbett Sports, Inc.                      (43,695)
          (29,200) HNI Corp.                                (785,188)
             (200) Hovnanian Enterprises, Inc., Class A       (2,120)
           (1,990) International Game Technology             (80,018)
           (1,700) J Crew Group, Inc.                        (75,089)
          (13,880) JC Penney Co., Inc.                      (523,414)
          (27,700) Jetblue Airways Corp.                    (160,660)

            SHARES  SECURITY DESCRIPTION                    VALUE
           -------  --------------------                 -----------
              (100) KB Home                              $    (2,473)
            (9,668) Kohl's Corp.                            (414,661)
           (12,215) Las Vegas Sands Corp.                   (899,513)
           (52,500) Lennar Corp., Class A                   (987,525)
           (67,600) Limited Brands, Inc.                  (1,155,960)
            (5,000) Lithia Motors, Inc., Class A             (50,800)
            (9,100) Liz Claiborne, Inc.                     (165,165)
            (3,093) Lowe's Cos., Inc.                        (70,953)
            (8,000) Macrovision Corp.                       (108,000)
           (34,800) MarineMax, Inc.                         (433,608)
           (49,800) Mattel, Inc.                            (991,020)
           (31,900) McCormick & Schmick's Seafood
                    Restaurants, Inc.                       (371,635)
            (2,800) MDC Holdings, Inc.                      (122,612)
            (2,876) Mesa Air Group, Inc.                      (6,759)
           (19,300) MGM Mirage                            (1,134,261)
           (26,700) Mobile Mini, Inc.                       (507,300)
            (1,154) Mohawk Industries, Inc.                  (82,638)
           (14,196) Morgans Hotel Group Co.                 (210,385)
           (25,300) MSC Industrial Direct Co.             (1,068,925)
            (6,800) News Corp., Class A                     (127,500)
           (41,900) Office Depot, Inc.                      (462,995)
            (5,900) OfficeMax, Inc.                         (112,926)
            (8,500) O'Reilly Automotive, Inc.               (242,420)
            (5,650) Pacific Sunwear of California            (71,247)
           (23,200) Panera Bread Co., Class A               (971,848)
            (7,725) PC Mall, Inc.                            (82,117)
           (40,893) Penske Auto Group, Inc.                 (795,778)
           (16,300) PepsiAmericas, Inc.                     (416,139)
           (52,126) PetSmart, Inc.                        (1,065,455)
            (9,000) Phillips-Van Heusen Corp.               (341,280)
           (13,500) Pinnacle Entertainment, Inc.            (172,800)
           (16,800) Polo Ralph Lauren Corp.                 (979,272)
           (30,900) Pool Corp.                              (583,701)
           (66,500) Pulte Homes, Inc.                       (967,575)
           (50,500) Quiksilver, Inc.                        (495,405)
            (4,800) RadioShack Corp.                         (78,000)
           (47,800) Ruby Tuesday, Inc.                      (358,500)
            (8,795) Ryanair Holdings PLC, ADR               (248,723)
              (600) Ryland Group, Inc.                       (19,734)
           (79,500) Sara Lee Corp.                        (1,111,410)
           (11,853) School Specialty, Inc.                  (373,844)
           (35,142) Scientific Games Corp., Class A         (741,848)
           (10,700) Skechers U.S.A., Inc., Class A          (216,247)
            (3,700) Sonic Automotive, Inc., Class A          (76,035)
            (5,169) Sonic Corp.                             (113,925)
           (70,000) Spartan Motors, Inc.                    (592,200)
            (2,781) Sport Supply Group, Inc.                 (33,233)
           (16,100) Standard-Pacific Corp.                   (78,246)
            (3,325) Starbucks Corp.                          (58,188)
           (19,000) Starwood Hotels & Resorts Worldwide,
                    Inc.                                    (983,250)
           (89,600) Steak 'n' Shake Co.                     (705,152)
           (15,223) Target Corp.                            (771,502)

See Notes to Financial Statements.    25              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2008

         SHARES  SECURITY DESCRIPTION                         VALUE
        -------  --------------------                      -----------
        (22,600) Thor Industries, Inc.                     $  (672,802)
        (13,350) Tiffany & Co.                                (558,564)
         (2,900) Timberland Co., Class A                       (39,817)
         (6,900) Titan International, Inc.                    (211,209)
           (200) Toll Brothers, Inc.                            (4,696)
         (2,882) Toyota Motor Corp., ADR                      (290,765)
        (28,107) Tractor Supply Co.                         (1,110,789)
         (3,375) Tween Brands, Inc.                            (83,498)
         (3,050) Urban Outfitters, Inc.                        (95,618)
        (10,955) Vail Resorts, Inc.                           (529,017)
         (7,300) Wal-Mart Stores, Inc.                        (384,563)
           (300) Washington Post Co., Class B                 (198,450)
         (1,892) Watsco, Inc.                                  (78,367)
        (37,400) Wendy's International, Inc.                  (862,444)
        (21,600) WESCO International, Inc.                    (788,184)
         (2,900) Williams-Sonoma, Inc.                         (70,296)
         (3,550) Zumiez, Inc.                                  (55,700)
                                                           -----------
                                                            45,038,612
                                                           -----------
        CONSUMER STAPLES - (4.2)%
        (14,000) Aegean Marine Petroleum Network, Inc.        (478,940)
        (17,900) Avery Dennison Corp.                         (881,575)
        (39,400) Bare Escentuals, Inc.                        (922,748)
         (6,527) Brown-Forman Corp., Class B                  (432,218)
        (27,795) Bunge, Ltd.                                (2,414,830)
         (4,910) Campbell Soup Co.                            (166,695)
        (41,000) Cardiome Pharma Corp.                        (344,400)
        (68,163) CBIZ, Inc.                                   (553,484)
         (8,100) Central European Distribution Corp.          (471,339)
        (16,000) Cephalon, Inc.                             (1,030,400)
        (24,167) Charles River Laboratories International,
                 Inc.                                       (1,424,403)
         (5,360) Chemed Corp.                                 (226,192)
         (3,155) Coinstar, Inc.                                (88,782)
         (1,460) Colgate-Palmolive Co.                        (113,749)
         (2,506) Constellation Brands, Inc., Class A           (44,281)
        (13,300) Cornell Cos., Inc.                           (298,718)
        (17,800) Corporate Executive Board Co.                (720,544)
        (11,946) Corrections Corp. of America                 (328,754)
         (3,645) Cosan Limited, Class A                        (44,906)
         (5,900) Deluxe Corp.                                 (113,339)
         (1,625) Estee Lauder Cos., Inc.                       (74,506)
        (44,512) Euronet Worldwide, Inc.                      (857,301)
         (8,900) Fortune Brands, Inc.                         (618,550)
        (98,500) H&R Block, Inc.                            (2,044,860)
         (3,896) Hain Celestial Group, Inc.                   (114,932)
        (36,500) Healthcare Services Group                    (753,360)
         (5,900) Henry Schein, Inc.                           (338,660)
        (26,500) Hershey Co.                                  (998,255)
         (9,700) Huron Consulting Group, Inc.                 (403,035)
        (28,900) Iron Mountain, Inc.                          (764,116)
        (20,500) Kenexa Corp.                                 (378,840)
        (14,853) Kraft Foods, Inc.                            (460,592)
         (3,125) Lance, Inc.                                   (61,250)

           SHARES  SECURITY DESCRIPTION                      VALUE
          -------  --------------------                  ------------
          (41,494) Live Nation, Inc.                     $   (503,322)
           (2,575) McCormick & Co., Inc., NV                  (95,198)
          (12,200) Mcgrath Rentcorp                          (294,142)
          (31,100) Monster Worldwide, Inc.                   (752,931)
          (24,300) Moody's Corp.                             (846,369)
           (4,125) Nash Finch Co.                            (140,168)
           (6,775) Noven Pharmaceuticals, Inc.                (60,840)
          (22,288) Omnicare, Inc.                            (404,750)
           (4,135) Oscient Pharmaceuticals Corp.               (7,195)
           (4,762) OSI Pharmaceuticals, Inc.                 (178,051)
          (54,700) PDL BioPharma, Inc.                       (579,273)
           (9,900) PeopleSupport, Inc.                        (90,288)
          (12,300) Pharmaceutical Product Development,
                   Inc.                                      (515,370)
           (3,502) PHH Corp.                                  (61,040)
           (8,300) Procter & Gamble Co.                      (581,581)
          (70,607) Quanta Services, Inc.                   (1,635,964)
          (35,700) Robert Half International, Inc.           (918,918)
           (2,496) Sanderson Farms, Inc.                      (94,873)
           (5,200) Satyam Computer Services, Ltd., ADR       (117,468)
           (4,250) Schering-Plough Corp.                      (61,243)
          (29,800) Scotts Miracle-Gro Co., Class A           (966,116)
          (27,600) Sepracor, Inc.                            (538,752)
           (2,393) Smithfield Foods, Inc.                     (61,644)
           (8,800) Sotheby's                                 (254,408)
          (17,992) Spartan Stores, Inc.                      (375,133)
          (80,300) Stewart Enterprises, Inc.                 (515,525)
          (34,300) SYSCO Corp.                               (995,385)
          (27,913) Tootsie Roll Industries, Inc.             (703,408)
           (2,000) Tyson Foods, Inc., Class A                 (31,900)
          (34,100) United Natural Foods, Inc.                (638,011)
           (9,007) Universal Corp.                           (590,229)
          (85,950) Valeant Pharmaceuticals International   (1,102,739)
          (49,000) VCA Antech, Inc.                        (1,340,150)
          (87,945) Vertex Pharmaceuticals, Inc.            (2,101,006)
          (29,542) Whole Foods Market, Inc.                  (974,000)
             (427) Wimm-Bill-Dann Foods OJSC, ADR             (43,759)
                                                         ------------
                                                          (38,139,703)
                                                         ------------
          ENERGY - (3.2)%
             (700) Apache Corp.                               (84,574)
           (2,800) Arch Coal, Inc.                           (121,800)
           (5,800) Arena Resources, Inc.                     (224,518)
          (16,520) Baker Hughes, Inc.                      (1,131,620)
           (2,250) Berry Petroleum Co.                       (104,603)
          (12,190) Bill Barrett Corp.                        (575,978)
          (38,600) BJ Services Co.                         (1,100,486)
          (54,100) BPZ Resources, Inc.                     (1,175,593)
           (2,385) CARBO Ceramics, Inc.                       (95,639)
           (1,225) Carrizo Oil & Gas, Inc.                    (72,606)
          (60,600) Cheniere Energy, Inc.                   (1,199,880)
          (16,394) Chesapeake Energy Corp.                   (756,583)
           (1,325) Chevron Corp.                             (113,102)
           (1,850) Comstock Resources, Inc.                   (74,555)

See Notes to Financial Statements.    26              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2008

           SHARES   SECURITY DESCRIPTION                    VALUE
          --------  --------------------                ------------
            (5,600) Covanta Holding Corp.               $   (154,000)
           (52,721) Delta Petroleum Corp.                 (1,188,331)
            (6,800) Diamond Offshore Drilling, Inc.         (791,520)
           (20,900) Enbridge, Inc.                          (860,244)
            (2,385) Encore Acquisition Co.                   (96,068)
            (1,600) EOG Resources, Inc.                     (192,000)
           (10,635) Equitable Resources, Inc.               (626,402)
          (181,823) Evergreen Solar, Inc.                 (1,685,499)
              (210) First Solar, Inc.                        (48,539)
           (44,400) Flotek Industries, Inc.                 (647,796)
            (6,500) Gasco Energy, Inc.                       (15,860)
           (16,773) Global Industries, Ltd.                 (269,878)
            (2,400) GMX Resources, Inc.                      (83,832)
           (17,400) Goodrich Petroleum Corp.                (523,392)
           (16,400) Gulfport Energy Corp.                   (173,840)
           (20,300) Holly Corp.                             (881,223)
           (11,120) International Coal Group, Inc.           (70,612)
            (2,003) JA Solar Holdings Co Ltd, ADR            (37,256)
           (19,714) Nabors Industries, Ltd.                 (665,742)
            (2,800) National Oilwell Varco, Inc.            (163,464)
            (4,000) Parallel Petroleum Corp.                 (78,280)
           (27,376) Peabody Energy Corp.                  (1,396,176)
           (26,265) Penn Virginia Corp.                   (1,158,023)
           (12,659) Pioneer Natural Resources Co.           (621,810)
            (8,000) Quicksilver Resources, Inc.             (292,240)
           (12,200) Range Resources Corp.                   (774,090)
            (5,400) Rowan Cos., Inc.                        (222,372)
            (1,815) Royal Dutch Shell PLC, ADR              (125,199)
           (15,000) Schlumberger, Ltd.                    (1,305,000)
            (2,050) Smith International, Inc.               (131,672)
            (7,600) Southwestern Energy Co.                 (256,044)
            (3,640) StatoilHydro ASA, ADR                   (108,726)
            (2,100) Suncor Energy, Inc.                     (202,335)
           (19,200) Sunoco, Inc.                          (1,007,424)
            (4,400) Sunpower Corp., Class A                 (327,844)
           (39,849) Suntech Power Holdings Co. Ltd, ADR   (1,616,275)
           (56,700) Tetra Technologies, Inc.                (898,128)
           (20,000) Toreador Resources Corp.                (155,600)
            (1,575) Total SA, ADR                           (116,566)
           (28,000) TransCanada Corp.                     (1,078,840)
              (655) Transocean, Inc.                         (88,556)
           (38,500) Western Refining, Inc.                  (518,595)
            (6,500) Whiting Petroleum Corp.                 (420,225)
            (6,250) XTO Energy, Inc.                        (386,625)
                                                        ------------
                                                         (29,293,680)
                                                        ------------
          FINANCIALS - (4.0)%
            (3,036) Affiliated Managers Group, Inc.         (275,487)
           (15,428) Alesco Financial, Inc.                   (44,433)
           (30,027) American Equity Investment Life
                    Holding Co.                             (278,651)
           (17,800) American International Group, Inc.      (769,850)
            (4,100) Arthur J. Gallagher & Co.                (96,842)
           (37,800) Assured Guaranty, Ltd.                  (897,372)

          SHARES   SECURITY DESCRIPTION                       VALUE
         --------  --------------------                    -----------
          (39,152) Bank of America Corp.                   $(1,484,252)
          (16,100) BankAtlantic Bancorp, Inc., Class A         (62,951)
          (24,400) BankUnited Financial Corp., Class A        (122,244)
           (3,160) Brookfield Asset Management, Inc.,
                   Class A                                     (84,783)
          (39,400) Brookline Bancorp, Inc.                    (452,312)
          (43,700) Brown & Brown, Inc.                        (759,506)
          (20,298) CapitalSource, Inc.                        (196,282)
           (8,700) Capitol Bancorp, Ltd.                      (183,918)
          (19,500) Capitol Federal Financial                  (730,860)
           (1,970) CIT Group, Inc.                             (23,345)
          (95,252) Citigroup, Inc.                          (2,040,298)
          (10,600) CNA Financial Corp.                        (273,374)
           (4,020) Colonial Properties Trust                   (96,681)
          (13,300) Conseco, Inc.                              (135,660)
          (43,200) Cousins Properties, Inc.                 (1,067,472)
           (1,263) Cullen/Frost Bankers, Inc.                  (66,989)
          (28,800) CVB Financial Corp.                        (299,808)
          (76,000) E*Trade Financial Corp.                    (293,360)
          (37,100) Fannie Mae                                 (976,472)
          (36,300) Federal National Mortgage Association      (919,115)
           (6,215) FirstFed Financial Corp.                   (168,737)
           (7,996) Forest City Enterprises, Inc., Class A     (294,253)
           (9,800) Franklin Resources, Inc.                   (950,502)
           (2,300) Hartford Financial Services Group, Inc.    (174,271)
           (3,995) Healthcare Realty Trust, Inc.              (104,469)
           (4,200) Hilb, Rogal & Hobbs Co.                    (132,174)
          (22,200) Horace Mann Educators Corp.                (388,056)
          (80,200) Host Hotels & Resorts, Inc.              (1,276,784)
           (4,260) Hudson City Bancorp, Inc.                   (75,317)
          (40,327) Investors Bancorp, Inc.                    (619,019)
          (45,100) Jefferies Group, Inc.                      (727,463)
          (20,700) KBW, Inc.                                  (456,435)
          (20,600) Kilroy Realty Corp.                      (1,011,666)
           (6,886) KKR Financial Holdings, LLC                 (87,177)
          (10,100) Lehman Brothers Holdings, Inc.             (380,164)
          (11,300) Loews Corp.                                (454,486)
           (3,780) Marsh & McLennan Cos., Inc.                 (92,043)
          (47,700) MBIA, Inc.                                 (582,894)
          (29,625) Merrill Lynch & Co., Inc.                (1,206,923)
          (11,700) MetLife, Inc.                              (705,042)
          (19,763) Nasdaq OMX Group                           (764,038)
          (24,102) National City Corp.                        (239,815)
          (24,800) National Financial Partners Corp.          (557,256)
           (3,600) New York Community Bancorp, Inc.            (65,592)
           (1,374) Northern Trust Corp.                        (91,330)
          (63,700) People's United Financial, Inc.          (1,102,647)
          (53,200) PFF Bancorp, Inc.                          (442,624)
         (122,600) PMI Group, Inc.                            (713,532)
          (22,900) Popular, Inc.                              (267,014)
          (46,200) Raymond James Financial, Inc.            (1,061,676)
           (3,802) Simon Property Group, Inc.                 (353,244)
          (76,985) SLM Corp.                                (1,181,720)
           (1,710) Sovran Self Storage, Inc.                   (73,034)
          (10,500) State Street Corp.                         (829,500)

See Notes to Financial Statements.    27              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2008

            SHARES  SECURITY DESCRIPTION                    VALUE
           -------  --------------------                ------------
            (1,500) Sun Life Financial, Inc.            $    (69,900)
            (1,863) SunTrust Banks, Inc.                    (102,726)
           (54,500) TCF Financial Corp.                     (976,640)
           (50,850) UDR, Inc.                             (1,246,842)
           (18,700) UMB Financial Corp.                     (770,440)
            (2,400) Unum Group                               (52,824)
           (22,620) Valley National Bancorp                 (434,530)
           (30,358) Washington Federal, Inc.                (693,377)
           (38,453) Washington Mutual, Inc.                 (396,066)
            (1,086) Westamerica Bancorporation               (57,124)
            (9,872) World Acceptance Corp.                  (314,423)
           (23,300) XL Capital, Ltd., Class A               (688,515)
           (13,900) Zenith National Insurance Corp.         (498,454)
                                                        ------------
                                                         (36,565,075)
                                                        ------------
           HEALTH CARE - (3.0)%
            (3,500) Abbott Laboratories                     (193,025)
           (14,865) Affymetrix, Inc.                        (258,800)
            (3,700) Alcon, Inc.                             (526,325)
            (5,100) AMAG Pharmaceuticals, Inc.              (206,193)
           (35,000) American Dental Partners, Inc.          (338,449)
           (69,324) American Medical Systems Holdings,
                    Inc.                                    (983,708)
           (50,499) Amylin Pharmaceuticals, Inc.          (1,475,076)
           (44,100) APP Pharmaceuticals, Inc.               (532,728)
            (9,959) ATS Medical, Inc.                        (14,042)
            (2,500) Baxter International, Inc.              (144,550)
            (8,900) BioMarin Pharmaceuticals, Inc.          (314,793)
            (5,000) Bristol-Myers Squibb Co.                (106,500)
            (2,900) Cooper Cos., Inc.                        (99,847)
           (41,269) Cubist Pharmaceuticals, Inc.            (760,175)
            (1,400) Cyberonics, Inc.                         (20,300)
           (25,500) DaVita, Inc.                          (1,217,880)
           (11,673) deCODE Genetics, Inc.                    (17,860)
           (10,000) Dentsply International, Inc.            (386,000)
            (3,122) Edwards Lifesciences Corp.              (139,085)
            (2,333) Eli Lilly & Co.                         (120,359)
           (38,500) Endo Pharmaceuticals Holdings, Inc.     (921,690)
              (750) Genentech, Inc.                          (60,885)
           (20,100) Gen-Probe, Inc.                         (968,820)
           (18,635) Health Management Associates, Inc.,
                    Class A                                  (98,579)
            (3,940) HealthExtras, Inc.                       (97,870)
           (13,345) Healthsouth Corp.                       (237,408)
           (16,880) Hologic, Inc.                           (938,528)
            (6,126) Illumina, Inc.                          (464,963)
           (11,900) Immucor, Inc.                           (253,946)
           (39,269) Incyte Corp.                            (412,717)
           (62,874) Isis Pharmaceuticals, Inc.              (887,152)
            (1,624) Johnson & Johnson                       (105,349)
           (15,841) King Pharmaceuticals, Inc.              (137,817)
           (12,762) LifePoint Hospitals, Inc.               (350,572)
            (4,255) Lincare Holdings, Inc.                  (119,608)
           (10,300) Luminex Corp.                           (202,394)

         SHARES  SECURITY DESCRIPTION                          VALUE
        -------  --------------------                      ------------
        (37,000) Medicis Pharmaceutical Corp., Class A     $   (728,530)
        (14,772) Medtronic, Inc.                               (714,522)
         (4,010) Mentor Corp.                                  (103,137)
        (27,249) Millennium Pharmaceuticals, Inc.              (421,270)
        (10,056) Millipore Corp.                               (677,875)
        (45,037) Molina Healthcare, Inc.                     (1,099,804)
        (32,975) Mylan, Inc.                                   (382,510)
        (48,125) NovaMed, Inc.                                 (182,394)
        (18,680) NuVasive, Inc.                                (644,647)
         (3,300) Patterson Cos., Inc.                          (119,790)
         (5,463) Pfizer, Inc.                                  (114,341)
         (5,137) PSS World Medical, Inc.                        (85,582)
         (6,700) Psychiatric Solutions, Inc.                   (227,264)
         (6,280) Quest Diagnostics, Inc.                       (284,296)
        (15,400) Resmed, Inc.                                  (649,571)
        (30,268) Sciele Pharma, Inc.                           (590,226)
        (40,025) SonoSite, Inc.                              (1,137,911)
         (9,300) Stereotaxis, Inc.                              (55,056)
         (3,800) Stryker Corp.                                 (247,190)
        (12,000) Tenet Healthcare Corp.                         (67,920)
         (3,173) UnitedHealth Group, Inc.                      (109,024)
        (10,200) Vital Images, Inc.                            (151,164)
        (28,800) Well Care Health Plans, Inc.                (1,121,760)
        (25,655) West Pharmaceutical Services, Inc.          (1,134,721)
        (73,632) Wright Medical Group, Inc.                  (1,777,476)
                                                           ------------
                                                            (26,941,974)
                                                           ------------
        INDUSTRIALS - (4.5)%
         (2,144) 3M Co.                                        (169,698)
        (51,130) AAR Corp.                                   (1,394,315)
        (29,200) Aircastle, Ltd.                               (328,500)
         (2,000) Alexander & Baldwin, Inc.                      (86,160)
         (1,950) Ametek, Inc.                                   (85,625)
        (22,800) Ball Corp.                                  (1,047,432)
        (32,540) Barnes Group, Inc.                            (746,793)
         (4,010) Bemis Co., Inc.                               (101,974)
        (15,388) Black & Decker Corp.                        (1,017,147)
         (9,400) Brady Corp., Class A                          (314,242)
         (4,300) Bristow Group, Inc.                           (230,781)
         (7,200) Curtiss-Wright Corp.                          (298,656)
         (5,900) Danaher Corp.                                 (448,577)
         (5,800) Deere & Co.                                   (466,552)
         (8,800) Dolby Laboratories, Inc., Class A             (319,088)
        (29,600) Eagle Bulk Shipping, Inc.                     (762,496)
        (27,200) Eagle Materials, Inc.                         (966,960)
         (2,700) Energizer Holdings, Inc.                      (244,296)
           (950) Energy Conversion Devices, Inc.                (28,404)
         (2,785) EnerSys                                        (66,617)
         (1,600) ESCO Technologies, Inc.                        (63,552)
        (32,145) Expeditors International Washington, Inc.   (1,452,311)
         (9,700) FARO Technologies, Inc.                       (302,446)
        (27,698) FEI Co.                                       (604,647)
        (11,600) Flir Systems, Inc.                            (349,044)
         (2,200) Flowserve Corp.                               (229,636)

See Notes to Financial Statements.    28              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2008

          SHARES  SECURITY DESCRIPTION                        VALUE
         -------  --------------------                    ------------
          (1,800) General Cable Corp.                     $   (106,326)
         (28,300) General Electric Co.                      (1,047,383)
         (59,900) Gentex Corp.                              (1,027,285)
         (15,300) Golar LNG, Ltd.                             (279,531)
         (27,500) Graco, Inc.                                 (997,150)
         (16,300) Haynes International, Inc.                  (894,544)
         (10,500) IDEX Corp.                                  (322,245)
         (21,300) Illinois Tool Works, Inc.                 (1,027,299)
          (4,600) Insituform Technologies, Inc.                (63,618)
          (4,138) Intermec, Inc.                               (91,822)
         (33,523) Itron, Inc.                               (3,024,780)
         (19,400) ITT Industries, Inc.                      (1,005,114)
         (17,200) Kaman Corp.                                 (486,588)
         (32,577) Kansas City Southern                      (1,306,663)
          (7,500) Kaydon Corp.                                (329,325)
         (54,795) Kemet Corp.                                 (221,372)
         (13,100) Layne Christensen Co.                       (458,762)
         (27,112) LeCroy Corp.                                (234,790)
          (4,000) Lindsay Corp.                               (409,880)
         (54,700) LSB Industries, Inc.                        (806,278)
         (37,600) Metalico, Inc.                              (368,856)
          (8,600) Mine Safety Appliances Co.                  (354,234)
          (4,000) Moog, Inc., Class A                         (168,839)
         (42,100) Nalco Holding Co.                           (890,415)
         (13,234) Newport Corp.                               (147,824)
         (31,257) Orbital Sciences Corp.                      (753,294)
         (81,100) Packaging Corp. of America                (1,810,963)
         (38,900) Pactiv Corp.                              (1,019,569)
         (16,600) Rockwell Automation, Inc.                   (953,172)
          (2,450) Rofin-Sinar Technologies, Inc.              (110,005)
          (6,500) Roper Industries, Inc.                      (386,360)
         (27,700) Seaspan Corp.                               (789,173)
         (34,638) Sonoco Products Co.                         (991,686)
          (3,800) Stericycle, Inc.                            (195,700)
         (31,400) Sturm Ruger & Co., Inc.                     (258,736)
         (14,000) Terex Corp.                                 (874,999)
         (34,300) Tetra Tech, Inc.                            (669,193)
         (10,125) Trimble Navigation, Ltd.                    (289,474)
          (3,578) Trinity Industries, Inc.                     (95,353)
         (13,800) Triumph Group, Inc.                         (785,634)
         (17,500) Universal Display Corp.                     (250,600)
          (1,676) Universal Forest Products, Inc.              (53,967)
         (57,100) UTi Worldwide, Inc.                       (1,146,568)
          (6,000) Waters Corp.                                (334,200)
         (12,290) Watts Water Technologies, Inc., Class A     (344,489)
                                                          ------------
                                                           (40,310,007)
                                                          ------------
         INFORMATION TECHNOLOGY - (3.1)%
         (53,900) ACI Worldwide, Inc.                       (1,073,688)
         (11,600) Anadigics, Inc.                              (76,096)
         (28,500) Analog Devices, Inc.                        (841,320)
          (3,400) Apple, Inc.                                 (487,900)
          (6,800) Blackboard, Inc.                            (226,644)
         (13,760) CACI International, Inc., Class A           (626,768)

           SHARES  SECURITY DESCRIPTION                      VALUE
          -------  --------------------                  ------------
          (10,800) Cadence Design Systems, Inc.          $   (115,344)
           (1,200) Cerner Corp.                               (44,736)
          (54,700) Cognizant Technology Solutions Corp.,
                   Class A                                 (1,577,001)
           (8,100) Computer Sciences Corp.                   (330,399)
          (23,000) Concur Technologies, Inc.                 (714,150)
          (51,000) CSG Systems International, Inc.           (579,870)
          (51,000) Cypress Semiconductor Corp.             (1,204,109)
           (7,350) Diodes, Inc.                              (161,406)
          (13,400) DST Systems, Inc.                         (880,916)
          (11,600) Electronic Arts, Inc.                     (579,072)
           (7,100) Electronic Data Systems Corp.             (118,215)
          (32,900) Electronics for Imaging                   (490,868)
          (19,076) EMC Corp.                                 (273,550)
          (89,395) Epicor Software Corp.                   (1,001,224)
          (28,400) FalconStor Software, Inc.                 (216,124)
           (4,600) IHS, Inc.                                 (295,826)
          (46,700) Immersion Corp.                           (332,037)
          (44,000) IMS Health, Inc.                          (924,440)
           (2,300) International Business Machines Corp.     (264,822)
          (28,800) Lexmark International, Inc., Class A      (884,736)
          (36,300) Linear Technology Corp.                 (1,114,047)
          (32,809) Magma Design Automation, Inc.             (313,982)
          (12,898) Mentor Graphics Corp.                     (113,889)
          (35,100) Microchip Technology, Inc.              (1,148,823)
           (7,500) Micron Technology, Inc.                    (44,775)
           (6,800) Microsemi Corp.                           (155,040)
           (8,400) MKS Instruments, Inc.                     (179,760)
          (21,400) MSC Software Corp.                        (277,986)
          (47,300) National Semiconductor Corp.              (866,536)
          (36,100) NetApp, Inc.                              (723,805)
          (20,075) Nuance Communications, Inc.               (349,506)
          (11,700) Omnicell, Inc.                            (235,169)
          (71,000) Parametric Technology Corp.             (1,134,580)
          (13,000) Phase Forward, Inc.                       (222,040)
          (56,491) Pitney Bowes, Inc.                      (1,978,315)
          (12,020) PMC - Sierra, Inc.                         (68,514)
          (52,600) Red Hat, Inc.                             (967,313)
           (8,800) Salesforce.com, Inc.                      (509,256)
          (23,560) Seagate Technology                        (493,346)
          (20,300) Sigma Designs, Inc.                       (460,201)
          (19,046) Skyworks Solutions, Inc.                  (138,655)
          (29,080) SPSS, Inc.                              (1,127,722)
          (15,400) Synaptics, Inc.                           (367,752)
          (15,600) THQ, Inc.                                 (340,080)
           (3,100) Ultimate Software Group, Inc.              (93,186)
                                                         ------------
                                                          (27,745,539)
                                                         ------------
          MATERIALS - (1.4)%
           (9,200) Albemarle Corp.                           (335,984)
          (11,200) Allegheny Technologies, Inc.              (799,232)
           (4,296) Cabot Corp.                               (120,288)
           (6,900) Cameco Corp.                              (227,286)
           (4,500) Century Aluminum Co.                      (298,080)

See Notes to Financial Statements.    29              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2008

         SHARES   SECURITY DESCRIPTION                         VALUE
        --------  --------------------                     ------------
          (2,837) EI Du Pont de Nemours & Co.              $   (132,658)
         (55,300) Hercules, Inc.                             (1,011,437)
         (33,200) International Flavors & Fragrances, Inc.   (1,462,460)
         (67,600) Ivanhoe Mines, Ltd.                          (697,632)
         (61,911) Kinross Gold Corp.                         (1,368,852)
          (5,700) MeadWestvaco Corp.                           (155,154)
          (9,400) Mosaic Co.                                   (964,440)
         (10,407) Newmont Mining Corp.                         (471,437)
          (6,000) Potash Corp. of Saskatchewan                 (931,260)
         (16,397) PPG Industries, Inc.                         (992,182)
         (19,400) Sherwin-Williams Co.                         (990,175)
         (14,900) Sigma-Aldrich Corp.                          (888,785)
         (38,900) Titanium Metals Corp.                        (585,445)
        (124,928) USEC, Inc.                                   (462,234)
          (1,570) Vulcan Materials Co.                         (104,248)
                                                           ------------
                                                            (12,999,269)
                                                           ------------
        TELECOMMUNICATION SERVICES - (2.4)%
          (5,577) ADC Telecommunications, Inc.                  (67,370)
         (51,400) Adtran, Inc.                                 (950,900)
         (26,600) Akamai Technologies, Inc.                    (749,056)
         (15,156) Central European Media Enterprises,
                  Ltd.                                       (1,291,746)
          (3,045) CenturyTel, Inc.                             (101,216)
         (11,231) Ciena Corp.                                  (346,252)
          (2,625) Citizens Communications Co.                   (27,536)
          (6,900) CommScope, Inc.                              (240,327)
          (1,850) DISH Network Corp., Class A                   (53,151)
        (221,081) Earthlink, Inc.                            (1,669,162)
         (21,800) Embarq Corp.                                 (874,180)
         (31,073) Equinix, Inc.                              (2,066,044)
          (3,880) F5 Networks, Inc.                             (70,500)
          (3,350) Gaiam, Inc., Class A                          (58,022)
         (20,600) Gannett Co., Inc.                            (598,430)
         (15,505) Global Crossing, Ltd.                        (235,056)
         (51,900) Harte-Hanks, Inc.                            (709,473)
         (41,500) Hearst-Argyle Television, Inc.               (856,144)
          (7,508) HLTH Corp.                                    (71,626)
        (127,126) Interpublic Group of Cos., Inc.            (1,069,129)
         (11,200) inVentiv Health, Inc.                        (322,672)
         (11,600) Knot, Inc.                                   (136,300)
         (26,245) Lamar Advertising Co.                        (942,983)
        (287,060) Level 3 Communications, Inc.                 (608,567)
        (103,240) Network Equipment Technologies, Inc.         (678,287)
         (40,663) NII Holdings, Inc., Class B                (1,292,270)
        (200,224) ON Semiconductor Corp.                     (1,137,272)
         (15,275) PAETEC Holding Corp.                         (101,732)
          (3,000) priceline.com, Inc.                          (362,580)
          (2,220) QUALCOMM, Inc.                                (91,020)
        (143,500) RH Donnelley Corp.                           (726,110)
         (41,100) SAVVIS, Inc.                                 (668,697)
         (13,745) Symmetricom, Inc.                             (47,970)
          (5,600) Telefonaktiebolaget LM Ericsson, ADR         (110,040)
         (34,350) Time Warner Telecom, Inc., Class A           (532,081)

          SHARES   SECURITY DESCRIPTION                     VALUE
         --------  --------------------                 -------------
          (49,500) Valueclick, Inc.                     $    (853,875)
          (19,338) VeriSign, Inc.                            (642,795)
          (22,800) Vocus, Inc.                               (601,920)
                                                        -------------
                                                          (21,962,491)
                                                        -------------
         UTILITIES - (0.5)%
           (2,375) Ameren Corp.                              (104,594)
           (9,120) Aqua America, Inc.                        (171,274)
           (8,700) California Water Service Group            (331,905)
           (2,675) Cleco Corp.                                (59,332)
          (13,600) Consolidated Edison, Inc.                 (539,920)
           (9,630) Great Plains Energy, Inc.                 (237,380)
           (6,200) Hawaiian Electric Industries, Inc.        (147,994)
           (2,825) Idacorp, Inc.                              (90,711)
           (2,600) Nicor, Inc.                                (87,126)
           (6,520) NiSource, Inc.                            (112,405)
           (7,700) Ormat Technologies, Inc.                  (331,177)
           (1,750) Pepco Holdings, Inc.                       (43,260)
           (2,585) PG&E Corp.                                 (95,180)
           (2,900) Pico Holdings, Inc.                        (87,667)
           (2,740) Pinnacle West Capital Corp.                (96,119)
           (1,600) Progress Energy, Inc.                      (66,719)
          (26,325) Southern Co.                              (937,433)
           (3,750) TECO Energy, Inc.                          (59,813)
          (22,700) Vectren Corp.                             (609,041)
           (4,050) Westar Energy, Inc.                        (92,219)
          (23,700) Xcel Energy, Inc.                         (472,815)
                                                        -------------
                                                           (4,774,084)
                                                        -------------
         Total Common Stock (Cost $(318,966,070))        (283,770,434)
                                                        -------------
         MUTUAL FUNDS - (4.5)%
          (12,160) Consumer Discretionary Select Sector
                   SPDR Fund                                 (375,987)
           (9,775) Consumer Staples Select Sector
                   SPDR Fund                                 (273,700)
          (21,650) DIAMONDS Trust Series I                 (2,651,475)
           (1,800) Energy Select Sector SPDR Fund            (132,660)
           (7,500) Health Care Select Sector SPDR Fund       (232,800)
          (10,849) Industrial Select Sector SPDR Fund        (403,691)
           (1,045) iShares Dow Jones US Energy Sector
                   Index Fund                                (134,377)
           (2,295) iShares Dow Jones US Oil & Gas
                   Exploration & Production Index Fund       (158,378)
           (5,295) iShares Dow Jones US
                   Telecommunications Sector Index
                   Fund                                      (123,744)
          (24,300) iShares MSCI Emerging Markets
                   Index Fund                              (3,265,434)
         (133,250) iShares Russell 2000 Index Fund         (9,128,958)
          (77,750) KBW Regional Banking ETF                (2,730,580)
          (48,100) Materials Select Sector SPDR Fund       (1,941,316)
          (37,975) Midcap SPDR Trust Series 1              (5,378,019)
          (68,089) Powershares QQQ                         (2,976,851)

See Notes to Financial Statements.    30              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2008

            SHARES    SECURITY DESCRIPTION                  VALUE
         -----------  --------------------              -------------
              (3,400) SPDR S&P Homebuilders ETF         $     (73,746)
             (27,075) SPDR S&P Retail ETF                    (865,046)
             (60,535) SPDR Trust Series 1                  (7,972,460)
              (4,625) Technology Select Sector SPDR
                      Fund                                   (104,294)
             (39,275) Utilities Select Sector SPDR Fund    (1,489,308)
                                                        -------------
         TOTAL MUTUAL FUNDS (COST $(44,078,513))          (40,412,824)
                                                        -------------
         US TREASURY SECURITIES - (0.1)%
         (1,000,000)  U.S. Treasury Note
                      (Cost $(1,141,016))                  (1,139,219)
                                                        -------------
         TOTAL SECURITIES SOLD SHORT - (35.9)%
         (COST $(364,185,599))                          $(325,322,477)
                                                        =============

See Notes to Financial Statements.    31              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2008

         NUMBER OF SECURITY                STRIKE EXPIRATION
         CONTRACTS DESCRIPTION             PRICE     DATE      VALUE
         --------- -----------             ------ ---------- ---------
         OPTIONS WRITTEN - (0.2)%
         CALL OPTIONS WRITTEN - (0.2)%
            (20)   Advanced Micro
                   Devices                  20.00  01/21/09  $    (140)
            (20)   Amazon.com, Inc.         30.00  01/21/09    (84,350)
            (12)   Amgen, Inc.              60.00  01/21/09       (798)
            (12)   Amgen, Inc.              70.00  01/21/09       (228)
            (20)   Anadarko Petroleum
                   Corp.                    40.00  01/21/09    (49,100)
            (12)   Apache Corp.             60.00  01/21/09    (73,200)
            (10)   Apple, Inc.              50.00  01/21/09    (95,000)
            (40)   Applied Materials,
                   Inc.                     15.00  01/21/09    (22,800)
            (12)   Bank of America
                   Corp.                    40.00  01/21/09     (5,076)
            (10)   Bear Stearns Co.,
                   Inc. (g)                130.00  01/21/09        (90)
            (30)   Bed Bath & Beyond,
                   Inc.                     30.00  01/21/09    (13,200)
           (100)   Bed Bath & Beyond,
                   Inc.                     25.00  05/21/08    (52,000)
            (12)   Caterpillar, Inc.        60.00  01/21/09    (24,870)
            (12)   Centex Corp.             40.00  01/21/09     (2,130)
            (20)   Circuit City Stores,
                   Inc. (g)                 30.00  01/21/09     (1,630)
            (40)   Cisco Systems, Inc.      15.00  01/21/09    (38,900)
            (20)   Comcast Corp.            20.00  01/21/09     (6,750)
            (20)   Countrywide
                   Financial Corp. (g)      25.00  01/21/09        (80)
            (20)   Countrywide
                   Financial Corp. (g)      30.00  01/21/09        (80)
           (250)   eBay, Inc.               32.50  07/23/08    (40,625)
            (15)   FedEx Corp.             110.00  01/21/09     (5,400)
            (62)   Furniture Brands
                   International, Inc. (g)  15.00  04/23/08       (527)
            (20)   Halliburton Co.          30.00  01/21/09    (21,450)
           (147)   ITT Educational
                   Services, Inc.           70.00  01/20/10   (117,600)
            (72)   Joy Global, Inc.         70.00  07/23/08    (39,600)
           (220)   Joy Global, Inc.         65.00  04/23/08    (68,200)
            (12)   Kohl's Corp.             50.00  01/21/09     (5,328)
            (24)   Lowe's Cos., Inc.        30.00  01/21/09     (2,640)
            (30)   Lowe's Cos., Inc.        25.00  01/21/09     (7,350)
            (12)   Merrill Lynch & Co.,
                   Inc.                     55.00  01/21/09     (4,020)
            (20)   Microsoft Corp.          20.00  01/21/09    (18,200)
            (12)   Morgan Stanley           50.00  01/21/09    (13,920)
            (20)   Nike, Inc.               40.00  01/21/09    (57,400)
            (12)   Procter & Gamble
                   Co.                      50.00  01/21/09    (24,480)
            (32)   Pulte Homes, Inc.        25.00  01/21/09     (2,720)
            (55)   Pulte Homes, Inc.        20.00  01/20/10    (19,250)

           NUMBER OF  SECURITY         STRIKE   EXPIRATION
           CONTRACTS  DESCRIPTION      PRICE       DATE       VALUE
           ---------    -----------   --------  ---------- -----------
              (82)    Pulte Homes,
                      Inc. (g)           17.50   04/23/08  $    (2,050)
             (225)    Pulte Homes,
                      Inc.               10.00   07/23/08     (123,750)
             (288)    Pulte Homes,
                      Inc.               15.00   01/21/09     (105,120)
             (300)    Retail Holders
                      Trust             110.00   01/21/09      (81,000)
             (602)    Retail Holders
                      Trust             105.00   01/21/09     (246,820)
              (10)    Ryland Group,
                      Inc.               30.00   01/21/09       (9,200)
              (12)    Ryland Group,
                      Inc.               40.00   01/21/09       (6,060)
              (65)    S&P 500 Index   1,480.00   04/23/08         (812)
              (65)    S&P 500 Index   1,490.00   04/23/08         (813)
              (10)    Schlumberger,
                      Ltd.               60.00   01/21/09      (29,700)
             (300)    SLM Corp.          15.00   04/23/08      (46,500)
             (450)    SLM Corp.          17.50   07/23/08      (90,000)
              (12)    Target Corp.       40.00   01/21/09      (17,250)
              (12)    United
                      Technologies
                      Corp.              50.00   01/21/09      (24,120)
                                                           -----------
           TOTAL CALL OPTIONS WRITTEN - (0.2)%
           (PREMIUMS RECEIVED $(1,810,017))                 (1,702,327)
                                                           -----------
           PUT OPTIONS WRITTEN - 0.0% (K)
              (90)    iShares MSCI
                      Index              80.00   01/21/09      (23,400)
             (900)    Retail Holders
                      Trust              75.00   01/21/09     (324,000)
              (65)    S&P 500 Index   1,170.00   04/23/08       (8,840)
              (65)    S&P 500 Index   1,175.00   04/23/08      (12,025)
              (98)    S&P 500 Index   1,180.00   04/23/08      (19,110)
                                                           -----------
           TOTAL PUT OPTIONS WRITTEN - 0.0% (K)
           (PREMIUMS RECEIVED $(430,281))                     (387,375)
                                                           -----------
           TOTAL OPTIONS WRITTEN - (0.2)%
           (PREMIUMS RECEIVED $(2,240,298))                $(2,089,702)
                                                           ===========

See Notes to Financial Statements.    32              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008


ADR American Depositary Receipt
ETF Exchange Traded Fund
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
IO Interest Only
NV Non-voting
PLC Public Limited Company
PO Principal Only
REIT Real Estate Investment Trust
SPDR Standard & Poor's Depositary Receipts
(a)Non-income producing security.
(b)Security exempt from registration under Rule 144A under the Securities Act of 1933. At March 31, 2008, the value of these securities amounted to $26,431,467 or 2.9% of net assets.
(c)Variable rate security.
(d)Security is currently in default and are on scheduled interest or principal payment.
(e)Zero coupon bond. Interest rate presented is yield to maturity.
(f)All or a portion of this security is held as collateral for securities sold short.
(g)Security fair valued in accordance with procedures adopted by the Board of Trustees. At March 31, 2008, the value of these securities amounted to $10,683,229 or 1.2% of net assets.
(h)Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specific date. The rate shown is the rate at year end.
(i)Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.
(j)Security subject to call option written by the Fund.
(k)Less than 0.1%.

At March 31, 2008, the Fund held the following futures contract:

                                            NOTIONAL         NET
                               EXPIRATION   CONTRACT     APPRECIATION
          CONTRACT TYPE           DATE       VALUE      (DEPRECIATION)
          -------- ----        ---------- ------------  --------------
            (500)  S&P 500 E-
                   Mini Future  06/20/08  $(33,100,000)  $(1,111,250)
             (50)  U.S. 5-year
                   Note
                   (CBOT)
                   Future       06/30/08    (5,711,719)      (50,601)
             (10)  U.S. 2-year
                   Note
                   (CBOT)
                   Future       06/30/08    (2,146,562)       (6,250)
             (10)  U.S. 10-
                   year Note
                   (CBOT)
                   Future       06/30/08    (1,189,531)      (24,328)
             (10)  U.S. Long
                   Bond
                   (CBOT)
                   Future       06/30/08    (1,187,969)      (16,602)
                                          ------------   -----------
                                          $(43,335,781)  $(1,209,031)
                                          ============   ===========

*Cost for Federal income tax purposes is $397,525,194 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 76,257,318
            Gross Unrealized Depreciation               (83,698,754)
                                                       ------------
            Net Unrealized Appreciation (Depreciation) $ (7,441,436)
                                                       ============

See Notes to Financial Statements.    33              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY
MARCH 31, 2008

Portfolio Breakdown (% of Net Assets)
Long Positions
-------------------------------------------------------------------
  Equity Securities                                          53.3%
-------------------------------------------------------------------
  Asset Backed Obligations                                    3.1%
-------------------------------------------------------------------
  Corporate Convertible Bonds                                11.9%
-------------------------------------------------------------------
  Corporate Non-Convertible Bonds                             1.6%
-------------------------------------------------------------------
  Municipal Bonds                                             0.1%
-------------------------------------------------------------------
  Syndicated Loans                                            0.3%
-------------------------------------------------------------------
  US Government and Agency Obligations                        5.9%
-------------------------------------------------------------------
  Mutual Funds                                                0.8%
-------------------------------------------------------------------
  Options                                                     1.7%
-------------------------------------------------------------------
  Short-Term Investments                                      0.4%
-------------------------------------------------------------------
Short Positions
-------------------------------------------------------------------
  Equity Securities                                         -31.3%
-------------------------------------------------------------------
  Mutual Funds                                               -4.5%
-------------------------------------------------------------------
  US Treasury Securities                                     -0.1%
-------------------------------------------------------------------
  Options                                                    -0.2%
-------------------------------------------------------------------
Other Assets less Liabilities*                               57.0%*
-------------------------------------------------------------------
                                                            100.0%
-------------------------------------------------------------------

*Consists of deposits with the custodian for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian for securities sold short represents 38.0% of net assets. See Note 2.

                                                           (% of Equity Holdings)
Sector Breakdown                                            Long       Short
Consumer Discretionary                                      14.8%       15.9%
---------------------------------------------------------------------------------
Consumer Staples                                            12.0%       13.4%
---------------------------------------------------------------------------------
Energy                                                       8.7%       10.3%
---------------------------------------------------------------------------------
Financials                                                  25.7%       12.9%
---------------------------------------------------------------------------------
Health Care                                                  5.9%        9.5%
---------------------------------------------------------------------------------
Industrials                                                 12.4%       14.2%
---------------------------------------------------------------------------------
Information Technology                                       5.8%        9.8%
---------------------------------------------------------------------------------
Materials                                                    5.0%        4.6%
---------------------------------------------------------------------------------
Telecommunications                                           5.5%        7.7%
---------------------------------------------------------------------------------
Utilities                                                    4.2%        1.7%
---------------------------------------------------------------------------------
                                                           100.0%      100.0%
---------------------------------------------------------------------------------

See Notes to Financial Statements.    34              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008

ASSETS
   Total investments, at value (Cost $752,086,711)                                        $  717,524,227
   Deposits with custodian for securities sold short                                         344,521,446
   Cash                                                                                      175,604,752
   Foreign currency (Cost $355,329)                                                              362,243
   Receivables:
     Fund shares sold                                                                          8,782,001
     Investment securities sold                                                                4,215,050
     Interest and dividends                                                                    2,546,369
   Prepaid expenses                                                                                8,481
                                                                                          --------------

Total Assets                                                                               1,253,564,569
                                                                                          --------------

LIABILITIES
   Payables:
     Securities sold short, at value (Cost $364,185,599)                                     325,322,477
     Call options written, at value (Premiums received $1,810,017)                             1,702,327
     Put options written, at value (Premiums received $430,281)                                  387,375
     Investment securities purchased                                                          11,177,521
     Fund shares redeemed                                                                      6,004,371
     Variation margin                                                                            144,711
     Dividends on securities sold short                                                          293,351
     Other payables                                                                                9,742
   Accrued liabilities:
     Investment adviser fees                                                                   1,224,560
     Trustees' fees and expenses                                                                     124
     Compliance services fees                                                                      8,855
     Other expenses                                                                              368,874
                                                                                          --------------

Total Liabilities                                                                            346,644,288
                                                                                          --------------

NET ASSETS                                                                                $  906,920,281
                                                                                          ==============

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                        $  918,801,926
   Accumulated undistributed (distributions in excess of) net investment income                2,316,529
   Accumulated net realized gain (loss)                                                      (17,447,844)
   Net unrealized appreciation (depreciation)                                                  3,249,670
                                                                                          --------------

NET ASSETS                                                                                $  906,920,281
                                                                                          ==============

SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
   Institutional Shares                                                                       81,439,137
   A Shares                                                                                    3,043,186
   C Shares                                                                                    1,753,266

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Institutional Shares (based on net assets of $856,441,064)                             $        10.52
                                                                                          --------------
   A Shares (based on net assets of $32,105,617)                                          $        10.55
                                                                                          --------------
   A Shares Maximum Public Offering Price Per Share (net asset value per share / 95.50%)  $        11.05
                                                                                          --------------
   C Shares (based on net assets of $18,373,600)                                          $        10.48
                                                                                          --------------


See Notes to Financial Statements.    35              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME
    Interest income                                                $ 16,279,161
    Dividend income (net foreign withholding taxes of $753,308)       4,520,441
    Dividend income from affiliated investment                           96,307
                                                                   ------------
Total Investment Income                                              20,895,909
                                                                   ------------

EXPENSES
    Investment adviser fees                                           8,628,821
    Investment adviser expense reimbursements recouped                   92,289
    Administrator fees                                                  407,741
    Distribution fees:
     A Shares                                                            85,919
     C Shares                                                           166,475
    Transfer agency fees:
     Institutional Shares                                               201,203
     A Shares                                                            43,900
     C Shares                                                            14,238
    Custodian fees                                                      157,244
    Accountant fees                                                     122,924
    Registration fees                                                    78,075
    Professional fees                                                   165,130
    Trustees' fees and expenses                                          20,043
    Compliance services fees                                            102,977
    Dividend expenses on securities sold short                        2,668,430
    Miscellaneous expenses                                              174,948
                                                                   ------------
Total Expenses                                                       13,130,357
    Fees waived and expenses reimbursed                                 (39,930)
                                                                   ------------
Net Expenses                                                         13,090,427
                                                                   ------------

NET INVESTMENT INCOME (LOSS)                                          7,805,482
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net realized gain (loss) on:
     Investments                                                    (18,053,593)
     Affiliated fund                                                     48,907
     Foreign currency transactions                                      (23,489)
     Futures                                                          8,701,930
     Securities sold short                                           (1,993,951)
     Written options                                                   (868,214)
                                                                   ------------
    Net realized gain (loss)                                        (12,188,410)
                                                                   ------------
    Net unrealized gain (loss) on:
     Investments                                                     48,533,490
     Foreign currency translations                                        7,745
     Futures                                                           (863,281)
     Securities sold short                                           40,167,043
     Written options                                                     60,250
                                                                   ------------
    Net change in unrealized appreciation (depreciation)             (9,161,733)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             (21,350,143)
                                                                   ------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                  $(13,544,661)
                                                                   ============


See Notes to Financial Statements.    36              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED     YEAR ENDED
                                                                                  MARCH 31, 2008 MARCH 31, 2007
                                                                                  -------------- --------------
OPERATIONS
   Net investment income (loss)                                                   $   7,805,482   $  3,800,443
   Net realized gain (loss)                                                         (12,188,410)    (3,754,614)
   Net change in unrealized appreciation (depreciation)                              (9,161,733)     8,936,206
                                                                                  -------------   ------------
Increase (Decrease) in Net Assets from Operations                                   (13,544,661)     8,982,035
                                                                                  -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income:
      Institutional Shares                                                           (6,678,510)    (2,358,385)
      A Shares                                                                         (269,904)      (652,150)
      C Shares                                                                          (34,231)      (109,781)
   Net realized gain on investments sold:
      Institutional Shares                                                                    -         (1,951)
      A Shares                                                                                -           (577)
      C Shares                                                                                -           (158)
                                                                                  -------------   ------------
Total Distributions to Shareholders                                                  (6,982,645)    (3,123,002)
                                                                                  -------------   ------------

CAPITAL SHARE TRANSACTIONS
   Sale of shares:
      Institutional Shares                                                          801,449,919    145,536,577
      A Shares                                                                       11,684,161      9,428,066
      C Shares                                                                        7,900,305     10,781,208
   Reinvestment of distributions:
      Institutional Shares                                                            4,851,757      2,014,942
      A Shares                                                                          218,795        525,469
      C Shares                                                                           33,139        107,949
   Redemption of shares:
      Institutional Shares                                                         (126,417,988)   (22,151,545)
      A Shares                                                                      (16,171,593)   (17,342,242)
      C Shares                                                                       (2,999,072)      (566,599)
   Redemption fees                                                                            -         14,735
                                                                                  -------------   ------------
Increase (Decrease) from Capital Share Transactions                                 680,549,423    128,348,560
                                                                                  -------------   ------------
Increase (Decrease) in Net Assets                                                   660,050,407    134,207,593

NET ASSETS
   Beginning of period                                                              246,898,164    112,690,571
                                                                                  -------------   ------------
   End of period (a)                                                              $ 906,920,281   $246,898,164
                                                                                  =============   ============

SHARE TRANSACTIONS
   Sale of shares:
      Institutional Shares                                                           74,259,846     13,935,995
      A Shares                                                                        1,084,973        906,997
      C Shares                                                                          737,152      1,040,068
   Reinvestment of distributions:
      Institutional Shares                                                              449,364        194,374
      A Shares                                                                           20,301         50,643
      C Shares                                                                            3,100         10,417
   Redemption of shares:
      Institutional Shares                                                          (11,780,484)    (2,122,612)
      A Shares                                                                       (1,506,233)    (1,671,433)
      C Shares                                                                         (280,129)       (54,142)
                                                                                  -------------   ------------
Increase (Decrease) in Shares                                                        62,987,890     12,290,307
                                                                                  =============   ============
----------------------------------------
(a) Accumulated undistributed (distributions in excess of) net investment income. $   2,316,529   $  1,148,834
                                                                                  -------------   ------------

See Notes to Financial Statements.    37              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                 FOR THE YEAR   FOR THE YEAR  JULY 11, 2005 (A)
                                                    ENDED          ENDED           THROUGH
                                                MARCH 31, 2008 MARCH 31, 2007  MARCH 31, 2006
                                                -------------- -------------- -----------------
INSTITUTIONAL SHARES
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.62       $  10.29         $ 10.00
                                                   --------       --------         -------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                    0.16           0.26            0.14
   Net realized and unrealized gain (loss)            (0.11)          0.29            0.22
                                                   --------       --------         -------
Total from Investment Operations                       0.05           0.55            0.36
                                                   --------       --------         -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                              (0.15)         (0.22)          (0.07)
   Net realized investment gains                          -             - (c)           - (c)
                                                   --------       --------         -------
Total Distributions to Shareholders                   (0.15)         (0.22)          (0.07)
                                                   --------       --------         -------

REDEMPTION FEES (b)                                       -             - (c)           - (c)
                                                   --------       --------         -------

NET ASSET VALUE, END OF PERIOD                     $  10.52       $  10.62         $ 10.29
                                                   ========       ========         =======

TOTAL RETURN                                           0.41%          5.38%           3.60%(d)

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)     $856,441       $196,602         $66,888
   Ratios to Average Net Assets:
     Net investment income (loss)                      1.50%          2.46%           1.91%(f)

     Net expense (i)                                   1.88%          1.95%           1.95%(f)

     Dividend expense                                  0.50%          0.43%           0.38%(f)
Gross Expense (g)                                      2.38%          2.44%           2.59%(f)

PORTFOLIO TURNOVER RATE                                 553%           424%            405%(d)(h)

See Notes to Financial Statements.    38              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

                                                 FOR THE YEAR   FOR THE YEAR  JULY 11, 2005 (A)
                                                    ENDED          ENDED           THROUGH
                                                MARCH 31, 2008 MARCH 31, 2007  MARCH 31, 2006
                                                -------------- -------------- -----------------
A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.63        $ 10.28          $ 10.00
                                                   -------        -------          -------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                   0.13           0.22             0.10
   Net realized and unrealized gain (loss)           (0.13)          0.30             0.22
                                                   -------        -------          -------
Total from Investment Operations                      0.00           0.52             0.32
                                                   -------        -------          -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                             (0.08)         (0.17)           (0.04)
   Net realized investment gains                         -             - (c)            - (c)
                                                   -------        -------          -------
Total Distributions to Shareholders                  (0.08)         (0.17)           (0.04)
                                                   -------        -------          -------

REDEMPTION FEES (b)                                      -             - (c)            - (c)
                                                   -------        -------          -------

NET ASSET VALUE, END OF PERIOD                     $ 10.55        $ 10.63          $ 10.28
                                                   =======        =======          =======

TOTAL RETURN (e)                                      0.01%          5.12%            3.24%(d)

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)     $32,106        $36,613          $42,755
   Ratios to Average Net Assets:
     Net investment income (loss)                     1.17%          2.07%            1.42%(f)

     Net expense (i)                                  2.25%          2.25%            2.24%(f)

     Dividend expense                                 0.48%          0.41%            0.35%(f)
Gross Expense (g)                                     2.76%          2.78%            3.07%(f)

PORTFOLIO TURNOVER RATE                                553%           424%             405%(d)(h)

See Notes to Financial Statements.    39              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

                                                 FOR THE YEAR   FOR THE YEAR  JANUARY 13, 2006 (A)
                                                    ENDED          ENDED            THROUGH
                                                MARCH 31, 2008 MARCH 31, 2007    MARCH 31, 2006
                                                -------------- -------------- --------------------
C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.58        $ 10.27            $10.08
                                                   -------        -------            ------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                   0.05           0.15              0.02
   Net realized and unrealized gain (loss)           (0.13)          0.29              0.17
                                                   -------        -------            ------
Total from Investment Operations                     (0.08)          0.44              0.19
                                                   -------        -------            ------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                             (0.02)         (0.13)                -
   Net realized investment gains                         -             - (c)              -
                                                   -------        -------            ------
Total Distributions to Shareholders                  (0.02)         (0.13)                -
                                                   -------        -------            ------

REDEMPTION FEES (b)                                      -             - (c)             - (c)
                                                   -------        -------            ------

NET ASSET VALUE, END OF PERIOD                     $ 10.48        $ 10.58            $10.27
                                                   =======        =======            ======

TOTAL RETURN                                         (0.72)%         4.31%             1.88%(d)

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)     $18,374        $13,683            $3,048
   Ratios to Average Net Assets:
     Net investment income (loss)                     0.43%          1.43%             0.90%(f)

     Net expense (i)                                  3.00%          3.00%             3.00%(f)

     Dividend expense                                 0.49%          0.42%             0.46%(f)
Gross Expense (g)                                     3.50%          3.65%             5.86%(f)

PORTFOLIO TURNOVER RATE                                553%           424%              405%(d)(h)

----------------------------------------
(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Less than $0.01 per share.
(d) Not annualized for periods less than one year.
(e) Total return excludes the effect of the applicable sales load.
(f) Annualized for period less than one year.
(g) Reflects the expense ratio excluding any waivers and/or reimbursements.
(h) As revised, to reflect a computational error. Such amount was previously reported as 95%.
(i) Excludes dividend expense.

See Notes to Financial Statements.    40              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 1. ORGANIZATION

The Absolute Strategies Fund (the "Fund"), is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Institutional Shares, A Shares and C Shares. Institutional and A Shares commenced operations on July 11, 2005. C Shares commenced operations on January 13, 2006. The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

                                      41              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008


SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. The Fund estimates components of distribution from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

FOREIGN CURRENCY - Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

FUTURES CONTRACTS - The Fund may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

                                      42              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008


SECURITIES SOLD SHORT - The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with custodian for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends paid on securities sold short are recorded as an expense on the Fund's Income Statement.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

                                      43              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008


WHEN-ISSUED TRANSACTIONS - The Fund may purchase securities on a forward commitment or 'when-issued' basis. The Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

The Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - Effective January 19, 2007, the Fund no longer imposes a redemption fee on redemptions of Fund shares and the Fund no longer imposes an exchange fee on exchanges of Fund shares.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of March 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's Federal tax returns filed in the 3-year period ended March 31, 2008 remains subject to examination by the Internal Revenue Service.

                                      44              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008


In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 161"), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Absolute Investment Advisers LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.60% of the Fund's average daily net assets.

Each sub-advisory fee, calculated as a percentage of the Fund's average daily net assets, is paid by the Adviser.

DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citi Fund Services, LLC ("Citi") or its affiliated companies. The Fund has adopted a distribution plan for A Shares and C Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the plan, Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% and 1.00% of the average daily net assets of A Shares and C Shares, respectively.

For the year ended March 31, 2008, the Distributor employed $7,891 of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from contingent deferred sales charges assessed on purchases of $1 million or more of A Shares that are liquidated in whole or in part within one year of purchase. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares, purchased and redeemed during the period beginning in the 13/th/ month and ending in the 24/th/ month of purchase on purchase amounts greater than $5 million.

OTHER SERVICES - Citi provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as

                                      45              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

Pursuant to Board approval, beginning on June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic Fund Administration, LLC ("Atlantic") will replace Citi as the provider of those services to the Fund. Beginning June 1, 2008, Atlantic will replace FCS as a provider of officers and compliance support services to the Fund. In connection with these changes in service providers, resignations of the Trust's existing officers, who have been provided to the Trust pursuant to agreements with Citi and FCS, will become effective and the existing officers will be replaced by officers provided by Atlantic.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

The Adviser contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) of Institutional Shares, A Shares and C Shares to 1.95%, 2.25% and 3.00%, respectively, of each class' average daily net assets through July 31, 2008. During the period other fund service providers have voluntarily agreed to waive and/or reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended March 31, 2008, fees waived were as follows:

                         FCS    OTHER  TOTAL FEES WAIVED
                         ---   ------- -----------------
                       $12,653 $27,277      $39,930

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; and (2) such payment is approved by the Board, and the resulting class expenses do not exceed 1.95% for Institutional Shares, 2.25% for A Shares and 3.00% for C Shares. For the period July 11, 2005 (commencement of operations) through each of March 31, 2006 and March 31, 2007, the Adviser waived and/or reimbursed fees as follows:

                AMOUNT OF FEES WAIVED  EXPIRATION DATE TO RECOUP
                   AND/OR EXPENSES    FEES WAIVED AND/OR EXPENSES
                     REIMBURSED               REIMBURSED          FEES RECOUPED
                --------------------- --------------------------- -------------
 March 31, 2006       $174,568              March 31, 2009           $92,289
 March 31, 2007         74,871              March 31, 2010                 0

                                      46              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, respectively, for the year ended March 31, 2008, were as follows:

                  NON-US GOVERNMENT           US GOVERNMENT
                     OBLIGATIONS               OBLIGATIONS
              ------------------------- -------------------------
               PURCHASES      SALES      PURCHASES      SALES
              ------------ ------------ ------------ ------------
              $934,111,176 $704,122,415 $466,819,417 $427,364,212

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                               2008       2007
                                            ---------- ----------
              Ordinary Income               $6,982,645 $3,120,347
              Long-Term Capital Gain (Loss)          -      2,655
                                            ---------- ----------
              Total                         $6,982,645 $3,123,002
                                            ========== ==========

As of March 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

              Undistributed Ordinary Income          $ 2,354,130
              Unrealized Appreciation (Depreciation)  (7,446,124)
              Capital and Other Losses                (2,905,946)
                                                     -----------
              Total                                  $(7,997,940)
                                                     ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of passive foreign investment holdings, loss deferrals, and capital loss carryovers.

As of March 31, 2008 the Fund has capital loss carryovers to offset future capital gains of $2,247,062 and $637,459, expiring in 2015 and 2016, respectively.

For tax purposes, the current year post-October loss was $21,425. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2008. The following reclassification was the result of REITs, paydowns, partnerships and currency reclassifications, and has no impact on the net assets of the Fund.

              Accumulated Net Investment Income (Loss) $ 344,858
              Undistributed Net Realized Gain (Loss)    (333,650)
              Paid-in Capital                            (11,208)

                                      47              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008


NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the year ended March 31, 2008 were as follows:

                                                           CALLS
                                                   --------------------
                                                   NUMBER OF
                                                   CONTRACTS  PREMIUMS
                                                   --------- ----------
        OPTIONS OUTSTANDING, MARCH 31, 2007            777   $  990,246
        Options written                              5,896    1,696,230
        Options terminated in closing transactions  (1,540)    (432,130)
        Options exercised                             (140)     (91,558)
        Options expired                             (1,103)    (352,771)
                                                    ------   ----------
        OPTIONS OUTSTANDING, MARCH 31, 2008          3,890    1,810,017
                                                    ======   ==========

                                                           PUTS
                                                   -------------------
                                                   NUMBER OF
                                                   CONTRACTS  PREMIUMS
                                                   --------- ---------
        OPTIONS OUTSTANDING, MARCH 31, 2007              -   $       -
        Options written                              2,503     794,362
        Options terminated in closing transactions  (1,258)   (349,525)
        Options exercised                              (27)    (14,556)
        Options expired                                  -           -
                                                    ------   ---------
        OPTIONS OUTSTANDING, MARCH 31, 2008          1,218     430,281
                                                    ======   =========

NOTE 8. OTHER INFORMATION

On March 31, 2008, three shareholders held approximately 76% of the outstanding Institutional Shares of the Fund, two shareholder held approximately 52% of the outstanding A Shares of the Fund and one shareholder held approximately 71% of the outstanding C Shares of the Fund. All of these shareholders are omnibus accounts, which are held on behalf of several thousand underlying shareholders.

                                      48              ABSOLUTE STRATEGIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of Absolute Strategies
Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Absolute Strategies Fund (the "Fund"), a series of Forum Funds (the "Trust"), as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from July 11, 2005 (commencement of operations) through March 31, 2006. These financial statements and financial highlights are the responsibility of Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian; where replies were not received from the custodian, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Absolute Strategies Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from July 11, 2005 (commencement of operations) through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 28, 2008

                                      49              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the period of July 1, 2006 through June 30, 2007 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

ACTUAL EXPENSES - The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                      50              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008


Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                               BEGINNING        ENDING
                             ACCOUNT VALUE  ACCOUNT VALUE  EXPENSES PAID    ANNUALIZED
                            OCTOBER 1, 2007 MARCH 31, 2008 DURING PERIOD* EXPENSE RATIO*
                            --------------- -------------- -------------- --------------
INSTITUTIONAL SHARES
Actual Return                  $1,000.00      $  974.31        $11.45          2.32%
Hypothetical Return
(5% return before expenses)    $1,000.00      $1,013.40        $11.68          2.32%
A SHARES
Actual Return                  $1,000.00      $  972.11        $13.36          2.71%
Hypothetical Return
(5% return before expenses)    $1,000.00      $1,011.45        $13.63          2.71%
C SHARES
Actual Return                  $1,000.00      $  968.57        $17.08          3.47%
Hypothetical Return
(5% return before expenses)    $1,000.00      $1,007.65        $17.42          3.47%

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 44.21% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 49.51% for the qualified dividend rate
(QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 87.84% as qualified net investment income dividends exempt from U.S. tax for foreign shareholders (QII.)

TRUSTEES AND OFFICERS OF THE TRUST - The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds.

                                      51              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008

Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.

                       POSITION       LENGTH                          PRINCIPAL
       NAME            WITH THE       OF TIME                       OCCUPATION(S)
 AND YEAR OF BIRTH      TRUST         SERVED                     DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish    Chairman of   Trustee since Retired; Partner, Wolf, Block, Schorr and Solis-
Born: 1943           the Board;    1989          Cohen, LLP (law firm) 2002-2003; Partner, Thelen
                     Trustee;      (Chairman     Reid & Priest LLP (law firm) 1995-2002.
                     Chairman,     since 2004)
                     Compliance
                     Committee,
                     Nominating
                     Committee
                     and Qualified
                     Legal
                     Compliance
                     Committee
-----------------------------------------------------------------------------------------------------
Costas Azariadis     Trustee;      Since 1989    Professor of Economics, Washington
Born: 1943           Chairman,                   University (effective 2006); Professor of
                     Valuation                   Economics, University of California-Los Angeles
                     Committee                   1992-2006.
-----------------------------------------------------------------------------------------------------
James C. Cheng       Trustee;      Since 1989    President, Technology Marketing Associates
Born: 1942           Chairman,                   (marketing company for small- and medium sized
                     Audit                       businesses in New England).
                     Committee
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer       Trustee;      Since 1989    President, Forum Foundation (a charitable
Born: 1942           Chairman,                   organization) since 2005; President, Forum Trust,
                     Contracts                   LLC (a non-depository trust company) since 1997;
                     Committee                   President, Citi Fund Services, LLC (Citi) 2003-2005;
                                                 President, Forum Financial Group, LLC ("Forum") (a
                                                 fund services company acquired by Citibank, N.A.)
                                                 1999-2003.
-----------------------------------------------------------------------------------------------------

                                      52              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008

                       POSITION       LENGTH                           PRINCIPAL
       NAME            WITH THE       OF TIME                        OCCUPATION(S)
 AND YEAR OF BIRTH      TRUST         SERVED                      DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier    President;     Since 2005    President of Foreside Financial Group LLC ("FFG"),
Born: 1961          Principal                    (financial services firm), the parent of the
                    Executive                    Distributor, and holds various officer positions of
                    Officer                      FFG subsidiaries, 2005 to present; President,
                                                 Foreside Services, Inc. (staffing services firm), an
                                                 affiliate of the Distributor, 2006 to present; Chief
                                                 Operating Officer and Managing Director, Global
                                                 Fund Services, Citigroup 2003-2005; Managing
                                                 Director, Global Securities Services for Investors,
                                                 Citibank, N.A. 1999-2003. Mr. Collier serves as an
                                                 officer to other unaffiliated mutual funds or closed-
                                                 end funds for which the Distributor or its affiliates,
                                                 act as distributor or provider of other services.
-------------------------------------------------------------------------------------------------------
Trudance L.C. Bakke Treasurer;     Since 2005    Director, Foreside Compliance Service, LLC since
Born: 1971          Principal      (Principal    2006; Product Manager, Citigroup 2003-2006;
                    Financial      Financial     Senior Manager of Corporate Finance, Forum
                    Officer        Officer since 1999-2003. Ms. Bakke serves as an officer to
                                   August 2006)  other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as
                                                 distributor or provider of other services.
-------------------------------------------------------------------------------------------------------
Sara M. Morris      Vice President Since 2007    Director and Relationship Manager, Citigroup since
Born: 1963                                       2004; Chief Financial Officer, The VIA Group, LLC
                                                 (strategic marketing company) 2000-2003.
-------------------------------------------------------------------------------------------------------
Velvet R. Regan     Secretary      Since 2007    Assistant Counsel, Citi Fund Services Ohio, Inc.
Born: 1978                                       (f/k/a BISYS Fund Services Ohio, Inc.) since
                                                 September 2006; Associate Attorney, Gilmartin
                                                 Magence Camiel & Ross, LLP (law firm) February
                                                 2006 through September 2006; Tax Administrator,
                                                 State Street Corporation 2000-2002.
-------------------------------------------------------------------------------------------------------

                                      53              ABSOLUTE STRATEGIES FUND

[LOGO] ABSOLUTE Strategies
-----------------FUND

                                P.O. BOX 182218
                           COLUMBUS, OHIO 43218-2218
                          (888) 992-2765 (TOLL FREE)
                         (888) 99-ABSOLUTE (TOLL FREE)

                              INVESTMENT ADVISER

                       Absolute Investment Advisers LLC
                         350 Lincoln Street, Suite 216
                         Hingham, Massachusetts 02043
                           www.absoluteadvisers.com

                                TRANSFER AGENT

                         Citigroup Fund Services, LLC
                                P.O. Box 182218
                           Columbus, Ohio 43218-2218
                          (888) 992-2765 (Toll Free)
                         (888) 99-ABSOLUTE (Toll Free)

                                  DISTRIBUTOR

                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

                                                                    112-AR-0308

                         [Logo]
Austin Global Equity Fund

                           AUSTIN GLOBAL EQUITY FUND

                                 ANNUAL REPORT

                                MARCH 31, 2008

                      AUSTIN INVESTMENT MANAGEMENT, INC.

                               TABLE OF CONTENTS

          A Message to Our Shareholders                            1

          Comparison of Change in Value of $10,000 Investment      4

          Portfolio Profile                                        5

          Schedule of Investments                                  6

          Statement of Assets and Liabilities                      9

          Statement of Operations                                 10

          Statements of Changes in Net Assets                     11

          Financial Highlights                                    12

          Notes to Financial Statements                           13

          Report of Independent Registered Public Accounting Firm 18

          Additional Information (Unaudited)                      19

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2008

Dear Fellow Shareholder:

The Austin Global Equity Fund (the "Fund") ended its fiscal year on March 31, 2008, with a net asset value of $20.34 per share, achieving a return of -3.32% for the twelve-month period and representing a decrease from its December 31, 2007, net asset value of $22.17 per share. The Fund's fiscal return compares with a return of -3.25% for the Fund's benchmark, the Morgan Stanley Capital International World Index ("MSCI")/1/, and a -5.08% return for the S&P 500 Index ("S&P 500")/2/. The 2007 calendar year-end return for the Fund was 9.22% compared to a calendar year-end return of 9.04% for the MSCI and 5.49% for the S&P 500. For a longer term perspective, the Fund's 3-, 5-, and 10-year average annual total returns for the period ended March 31st were 10.44%, 19.68%, and 6.72%, respectively, versus MSCI returns of 9.64%, 15.96%, and 4.58%, respectively, and S&P 500 returns of 5.85%, 11.32%, and 3.50%, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN 60 DAYS OF PURCHASE WILL BE CHARGED A 2.00% REDEMPTION FEE. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 2.21%. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.75%, WHICH IS IN EFFECT UNTIL JULY 31, 2008. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL
(800) 754-8759.)

The Fund concluded its fiscal year with moderate performance against the MSCI. This performance was bifurcated as there were standouts on the positive side while select stocks owned by the Fund detracted from short-term performance. As noted above, the Fund's 5-year return stood at 19.70% at the end of the annual period; we believe this to be a good timeframe over which to judge performance of the Fund given its long-term investment orientation.

Despite a volatile marketplace and uncertain economic conditions in the U.S. due to the credit crisis stemming from the substantial decline in the U.S. housing market (together with accelerating mortgage defaults), natural resource-related companies proved standout performers for the Fund during the reporting period. Demand from the rest of the world's emerging and faster growing economies such as China has remained remarkably strong. The world outside the U.S. continues its march toward a higher standard of living, reflected in everything from construction of infrastructure necessary to support growing economies (roads, buildings, utilities) to the consumption of goods spanning life's necessities like food to indulgence in luxury goods such as watches and jewelry. Much of the world's resources are in tight supply resulting in high prices. It is tough to say when and if demand for such resources will make a marked turn downward, but given what is currently transpiring in emerging economies, it is a reasonable probability that current conditions will continue. This should benefit many of the Fund's investments.

EnCana Corp. ("EnCana") remained the Fund's largest holding over the fiscal year. EnCana was purchased by the Fund at its inception as a new stand-alone entity following the spin-off of Canadian Pacific Limited's many businesses. The Fund
----------------------------------------------
/1/ The Morgan Stanley Capital International World Index (MSCI World Index) is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the United States. AGEQX returns include operating expenses and reinvested distributions. MSCI World Index and S&P 500 Index returns do not include expenses.
/2/ The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2008

acquired more shares during the reporting period when natural gas prices were temporarily weak and the valuation of EnCana was, in our opinion, not overly demanding, especially given the positive fundamental backdrop discussed above. Over the years, former CEO Gwyn Morgan did a good job building the business, making acquisitions and divestitures of assets at opportune times to focus the company. We have confidence in current CEO Randall Eresman who continues to build on the strength of the company and manages growth in an environment where cost pressures continue to rise. EnCana and the Fund's other investments in resource companies such as Rio Tinto plc and Fording Canadian Coal Trust were all contributors to Fund performance.

The volatile equity market condition under which the Fund has been operating since the summer 2007 has presented many investment opportunities as it has in numerous similar declines in the past. We believe investment opportunities have existed among companies that have been damaged by the foregoing events but whose businesses have not been permanently impaired and whose stocks are selling at attractive prices. Opportunities have also existed among the securities of companies whose healthy progress has been sustained throughout the decline but whose stock prices have suffered a decline nevertheless. Consequently much work has been done on the construction of the Fund's portfolio in recent months. Without commenting on each individual portfolio change, we believe the Fund's new holdings (e.g., Brookfield Asset Management Inc., Anglo American plc, Fomento Economico Mexicano, SAB de CV, ADR) have put the portfolio in a favorable position. Most of the new additions to the Fund have been on our "wish list" for a long time and during the last year fell to valuation ranges we believe should produce favorable outcomes over time. Much of the Fund's recent activity has been based on the above and we believe stands to benefit from a global rise in living standards from Latin America to Eastern Europe to Asia.

Variable market conditions also contributed to the short-term underperformance of certain stocks held by the Fund particularly in the real estate, financial services, and pharmaceuticals industries as well as media. While real estate holding companies such as St. Joe Co. and Tejon Ranch Co. sold-off significantly amid the credit crisis, the Fund continues to hold these securities based on strength of company fundamentals and potential returns over the long-term. Schering-Plough Corp. and Time Warner, Inc. also detracted from performance. We continue to stay with Schering-Plough Corp. given our confidence in Fred Hassan's proven ability to create value over time. While we continue to believe Time Warner is a cheap stock, the Fund's position was liquidated in favor of other stocks currently presenting more attractive investing opportunities amid the market sell-off.

In certain cases, existing positions in the portfolio were increased where companies' stock prices were under pressure due to market uncertainty and the economy; such was the case with Compagnie Financiere Richemont SA (Richemont). Richemont is a conservatively managed, Switzerland based company that owns one-of-a-kind luxury brands such as Cartier. One might question whether, if we are descending into a prolonged recession, luxury goods will suffer heavily. Richemont's luxury businesses may in fact face some headwinds in coming quarters, though this does not bother us as patient long-term investors. Demand from faster growing regions such as Asia could provide a bolster to performance. Another intriguing element to Richemont is its holding in British American Tobacco Plc (BAT) which Richemont has recently committed to spinning-off to shareholders. BAT is a company familiar to the Fund with favorable business characteristics and growth potential in emerging markets. We are pleased with this potential for unlocking value for Richemont shareholders. Richemont also enjoys a strong balance sheet with substantial cash holdings. This is something we like to see, especially in uncertain economic environments such as today.

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2008


To facilitate new investments and additions to existing positions, the Fund disposed of certain assets that had successfully achieved their investment objectives as well as select assets that constituted misses for the Fund. For the most part the Fund avoided those areas hardest hit by the current credit crisis such as regional U.S. banks and brokers. We are confident that changes made to the Fund's portfolio over the last twelve months upgraded its quality and potential long-term return profile. We believe the Fund is set-up to profit from worldwide growth via a portfolio of companies with talented managers who are invested alongside us without taking excessive risk, which we define as the permanent impairment of capital (versus current market "quotational" risk).

It is a fascinating time to be investing in world markets. If past is prologue, it is a time for long-term investors to take to optimism. We remain vigilant with respect to the market and our holdings as we work through a challenging period that could last for some time. To echo a rule of thumb stated recently by J. Bruce Flatt, Managing Partner and CEO of Brookfield Asset Management Inc., "never become too positive and never get too negative in the markets..."/3/ Achieving balance as such is our goal in the stewardship of our investors', and our own, capital.

Thank you for your investment in the Fund.

/s/ David E. Rappa

/s/ Peter A. Vlachos

David E. Rappa
Peter A. Vlachos

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILITY OF CURRENCY EXCHANGE RATES AND, IN SOME CASES, LIMITED GEOGRAPHIC FOCUS, POLITICAL AND ECONOMIC INSTABILITY, AND RELATIVELY ILLIQUID MARKETS. THE FUND MAY INVEST IN SMALL- AND MID-CAP COMPANIES WHICH CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCKS.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGERS AS OF MARCH 31, 2008 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

BEFORE INVESTING, YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS CONTAINED IN THE PROSPECTUS, A COPY OF WHICH CAN BE OBTAINED BY CALLING (800) 754-8759. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.
----------------------------------------------
/3/ Flatt, J. Bruce, Fifth Annual Whitman Day Keynote Address, Whitman School of Management, Syracuse University, April 2, 2008.

AUSTIN GLOBAL EQUITY FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 2008

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Austin Global Equity Fund (the "Fund") compared with the performance of the Morgan Stanley Capital International World Index ("MSCI"), over the past ten fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. During the period, certain fees were waived and/or reimbursed, otherwise returns would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 2.21%. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.75%, WHICH IS IN EFFECT UNTIL JULY 31, 2008. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month-end performance, please call (800) 754-8759.

                                    [CHART]

                      Austin Global
       Date             Equity Fund             MSCI
       ----             -----------             ----
     3/31/1998           10,000               10,000
     4/30/1998           10,356               10,096
     5/31/1998           10,184                9,968
     6/30/1998           10,602               10,203
     7/31/1998           10,873               10,185
     8/31/1998            8,986                8,826
     9/30/1998            9,158                8,980
    10/31/1998            9,705                9,790
    11/30/1998           10,289               10,371
    12/31/1998           10,991               10,876
     1/31/1999           11,182               11,113
     2/28/1999           10,661               10,816
     3/31/1999           10,951               11,264
     4/30/1999           11,281               11,707
     5/31/1999           10,773               11,277
     6/30/1999           11,532               11,802
     7/31/1999           11,440               11,765
     8/31/1999           11,783               11,742
     9/30/1999           11,737               11,627
    10/31/1999           12,741               12,230
    11/30/1999           14,247               12,572
    12/31/1999           17,134               13,588
     1/31/2000           16,440               12,808
     2/29/2000           18,540               12,841
     3/31/2000           18,468               13,727
     4/30/2000           16,400               13,145
     5/31/2000           15,456               12,811
     6/30/2000           16,592               13,241
     7/31/2000           15,925               12,867
     8/31/2000           16,876               13,283
     9/30/2000           15,515               12,576
    10/31/2000           14,802               12,363
    11/30/2000           13,362               11,611
    12/31/2000           13,351               11,797
     1/31/2001           13,491               12,025
     2/28/2001           11,851               11,007
     3/31/2001           11,053               10,282
     4/30/2001           11,719               11,040
     5/31/2001           11,639               10,896
     6/30/2001           11,375               10,553
     7/31/2001           11,148               10,412
     8/31/2001           10,702                9,911
     9/30/2001            9,589                9,036
    10/31/2001            9,772                9,209
    11/30/2001           10,321                9,752
    12/31/2001           10,443                9,813
     1/31/2002           10,193                9,514
     2/28/2002           10,082                9,431
     3/31/2002           10,628                9,846
     4/30/2002           10,421                9,511
     5/31/2002           10,289                9,527
     6/30/2002            9,839                8,948
     7/31/2002            8,815                8,193
     8/31/2002            8,896                8,207
     9/30/2002            8,144                7,303
    10/31/2002            8,350                7,841
    11/30/2002            8,623                8,263
    12/31/2002            8,535                7,861
     1/31/2003            8,188                7,622
     2/28/2003            7,857                7,488
     3/31/2003            7,805                7,464
     4/30/2003            8,402                8,125
     5/31/2003            9,036                8,588
     6/30/2003            8,984                8,735
     7/31/2003            9,272                8,912
     8/31/2003            9,566                9,103
     9/30/2003            9,699                9,158
    10/31/2003           10,392                9,700
    11/30/2003           10,856                9,847
    12/31/2003           11,460               10,464
     1/31/2004           11,991               10,632
     2/29/2004           12,102               10,810
     3/31/2004           12,146               10,738
     4/30/2004           11,881               10,518
     5/31/2004           11,652               10,614
     6/30/2004           12,168               10,832
     7/31/2004           11,814               10,478
     8/31/2004           11,873               10,524
     9/30/2004           12,205               10,723
    10/31/2004           12,293               10,986
    11/30/2004           13,318               11,563
    12/31/2004           13,840               12,004
     1/31/2005           13,528               11,734
     2/28/2005           14,285               12,106
     3/31/2005           14,226               11,872
     4/30/2005           13,750               11,612
     5/31/2005           14,114               11,818
     6/30/2005           14,449               11,921
     7/31/2005           15,117               12,337
     8/31/2005           15,251               12,430
     9/30/2005           15,704               12,753
    10/31/2005           15,065               12,444
    11/30/2005           15,221               12,858
    12/31/2005           15,719               13,143
     1/31/2006           16,683               13,730
     2/28/2006           16,962               13,709
     3/31/2006           17,504               14,011
     4/30/2006           18,230               14,436
     5/31/2006           17,209               13,943
     6/30/2006           17,098               13,939
     7/31/2006           17,082               14,026
     8/31/2006           17,560               14,390
     9/30/2006           17,759               14,562
    10/31/2006           18,094               15,096
    11/30/2006           18,652               15,466
    12/31/2006           19,122               15,780
     1/31/2007           19,496               15,967
     2/28/2007           19,409               15,884
     3/31/2007           19,818               16,174
     4/30/2007           20,801               16,888
     5/31/2007           21,314               17,361
     6/30/2007           21,358               17,227
     7/31/2007           21,271               16,845
     8/31/2007           20,819               16,833
     9/30/2007           21,654               17,633
    10/31/2007           22,167               18,174
    11/30/2007           21,167               17,431
    12/31/2007           20,885               17,206
     1/31/2008           19,330               15,891
     2/29/2008           19,500               15,799
     3/31/2008           19,161               15,648



                     INVESTMENT VALUE ON 03/31/08:
                     -----------------------------
                       Austin Global Equity Fund   $19,161
                       MSCI                         15,648

   AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/08: ONE YEAR FIVE YEARS TEN YEARS
   ------------------------------------------- -------- ---------- ---------
            Austin Global Equity Fund           (3.32%)   19.68%     6.72%
            MSCI                                (3.25%)   15.96%     4.58%

AUSTIN GLOBAL EQUITY FUND
PORTFOLIO PROFILE
MARCH 31, 2008

% OF TOTAL INVESTMENTS

                                    [CHART]

United States           21.9%
Hong Kong               15.3%
Canada                  13.2%
Other Countries         10.5%
Switzerland             10.2%
Japan                    8.6%
Netherlands              5.3%
United Kingdom           4.9%
France                   3.1%
Belgium                  3.0%
Short-Term Investments   4.0%


                   % OF TOTAL INVESTMENTS
                   Holding and Diversified Companies    23.0%
                   Food and Beverage                    12.6%
                   Oil and Gas Production and Services   8.3%
                   Insurance                             6.4%
                   Pharmaceuticals                       5.1%
                   Real Estate Operating Companies       4.9%
                   Banks and Financial Services          4.1%
                   Retail                                3.4%
                   Metals & Mining                       3.3%
                   Short-term Investments                4.0%
                   Other                                24.9%
                                                       -----
                                                       100.0%
                                                       =====

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008


          SHARES          SECURITY DESCRIPTION               VALUE
          ------ ---------------------------------------  ------------

          COMMON STOCK -- 96.3%

                 AUSTRALIA -- 0.1%
           2,000 ASX, Ltd.                                $     68,360
                                                          ------------

                 BELGIUM -- 3.0%
          16,000 Nationale A Portefeuille                    1,218,915
          38,309 RHJ International(a)                          433,082
                                                          ------------
                                                             1,651,997
                                                          ------------

                 BERMUDA -- 0.8%
          25,000 Golar LNG, Ltd.                               456,750
                                                          ------------

                 CANADA -- 13.3%
          15,000 BCE, Inc.                                     505,950
          20,000 Brookfield Asset Management, Inc.,
                   Class A                                     536,600
          65,000 Canfor Corp.(a)                               509,059
          33,000 EnCana Corp.                                2,499,750
           3,200 Fairfax Financial Holdings, Ltd.              918,720
          29,500 Fording Canadian Coal Trust                 1,539,900
           9,000 Suncor Energy, Inc.                           867,150
                                                          ------------
                                                             7,377,129
                                                          ------------

                 FRANCE -- 3.1%
           2,500 CNP Assurances                                308,202
           5,000 Eurazeo                                       639,457
           3,000 L'Oreal SA                                    381,021
           4,016 Remy Cointreau SA                             270,122
           1,000 Schneider Electric SA                         129,407
                                                          ------------
                                                             1,728,209
                                                          ------------

                 GERMANY -- 0.4%
           1,500 Deutsche Boerse AG                            243,159
                                                          ------------

         SHARES           SECURITY DESCRIPTION               VALUE
         ------- ---------------------------------------  ------------

                 GREECE -- 0.8%
           7,500 Coca-Cola Hellenic Bottling Co. SA       $    349,333
          76,000 Sciens International Investments and
                   Holdings SA                                 121,197
                                                          ------------
                                                               470,530
                                                          ------------

                 HONG KONG -- 15.4%
         155,000 Cheung Kong Holdings, Ltd.                  2,200,686
          55,000 Guoco Group, Ltd.                             538,142
         125,000 Hang Lung Properties, Ltd.                    442,482
         190,000 Henderson Land Development Co., Ltd.        1,350,028
          80,000 Hutchison Whampoa, Ltd.                       757,054
          53,372 Jardine Matheson Holdings, Ltd.             1,685,488
         200,000 Liu Chong Hing Investment                     236,419
          25,000 Orient Overseas International, Ltd.           146,316
         250,000 Swire Pacific, Ltd., Class B                  556,997
         226,000 Wheelock & Co., Ltd.                          633,037
                                                          ------------
                                                             8,546,649
                                                          ------------

                 ITALY -- 0.5%
          29,958 Davide Campari-Milano SpA                     290,664
                                                          ------------

                 JAPAN -- 8.7%
          10,000 Chudenko Corp.                                157,303
             130 Japan Tobacco, Inc.                           650,783
          34,000 Millea Holdings, Inc.                       1,255,217
          60,000 Mitsui Sumitomo Insurance Co., Ltd.(b)        606,140
         200,000 Nippon Sheet Glass Co., Ltd.                  884,831
          35,000 Toyota Industries Corp.                     1,242,978
                                                          ------------
                                                             4,797,252
                                                          ------------

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

         SHARES            SECURITY DESCRIPTION               VALUE
        --------- ---------------------------------------  ------------

                  MEXICO -- 2.5%
           15,000 Cemex SAB de CV, ADR(a)                  $    391,800
          150,000 Embotelladoras Arca SAB de CV                 579,254
           10,000 Fomento Economico Mexicano SAB de CV,
                    ADR                                         417,800
                                                           ------------
                                                              1,388,854
                                                           ------------

                  NETHERLANDS -- 5.4%
            9,000 Akzo Nobel NV                                 722,160
           15,000 Chicago Bridge & Iron Co. NV                  588,600
           33,000 Heineken Holding NV                         1,659,509
                                                           ------------
                                                              2,970,269
                                                           ------------

                  NORWAY -- 1.0%
           20,800 Farstad Shipping A/S                          567,715
                                                           ------------

                  SOUTH KOREA -- 1.2%
            3,500 SK Telecom Co., Ltd.                          659,044
                                                           ------------

                  SWEDEN -- 2.4%
           61,000 Investor AB, Class A                        1,334,478
                                                           ------------

                  SWITZERLAND -- 10.3%
           17,000 Compagnie Financiere Richemont SA,
                    Class A                                     953,287
            3,000 Medisize Holding AG                           265,630
            4,700 Nestle SA                                   2,348,107
           25,000 Novartis AG                                 1,281,083
            7,507 Pargesa Holding SA                            836,630
                                                           ------------
                                                              5,684,737
                                                           ------------

                  TAIWAN -- 0.7%
        2,397,000 Hotung Investment Holdings, Ltd.              359,550
                                                           ------------

         SHARES           SECURITY DESCRIPTION               VALUE
         ------- ---------------------------------------  ------------

                 UNITED KINGDOM -- 4.9%
          10,000 Anglo American PLC, ADR                  $    297,700
         101,000 Brit Insurance Holdings PLC                   485,413
           9,069 British Land Co. PLC                          165,079
          14,000 Diageo PLC, ADR                             1,138,480
           1,500 Rio Tinto PLC, ADR                            617,760
                                                          ------------
                                                             2,704,432
                                                          ------------

                 UNITED STATES -- 21.8%
          40,000 Applied Materials, Inc.                       780,400
          12,000 Bank of New York Mellon Corp.                 500,760
           5,340 Brookfield Infrastructure Partners LP          90,513
           6,500 Burlington Northern Santa Fe Corp.            599,430
          10,000 Charles Schwab Corp.                          188,300
           8,000 Covidien, Ltd.                                354,000
          22,000 General Electric Co.                          814,220
          15,000 Intel Corp.                                   317,700
          15,500 Johnson & Johnson                           1,005,485
           2,000 Leucadia National Corp.                        90,440
          10,000 Liberty Media Corp. -- Interactive,
                   Class A(a)                                  161,400
          20,000 Mueller Water Products, Inc., Class A         163,600
          24,000 Nasdaq OMX Group (a)                          927,840
          20,000 Newmont Mining Corp.                          906,000
          35,000 News Corp., Class A                           656,250
           3,000 NYSE Euronext                                 185,130
           5,000 Philip Morris International, Inc.(a)          252,900
          40,000 Schering-Plough Corp.                         576,400
          30,000 Spectra Energy Corp.                          682,500
           5,000 St. Joe Co.                                   214,650

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

          SHARES          SECURITY DESCRIPTION               VALUE
          ------ ---------------------------------------  ------------

                 UNITED STATES (CONTINUED)
           9,000 Tejon Ranch Co.(a)                       $    335,880
           5,000 United Parcel Service, Inc., Class B          365,100
          18,000 Wal-Mart Stores, Inc.                         948,240
           5,000 Watts Water Technologies, Inc., Class A       140,150
           6,500 Wynn Resorts, Ltd.                            654,160
          11,876 Xerox Corp.                                   177,784
                                                          ------------
                                                            12,089,232
                                                          ------------

          Total Common Stock (Cost $43,984,458)             53,389,010
                                                          ------------

          PREFERRED STOCK -- 0.3%

                 UNITED STATES -- 0.3%
           3,650 Tri-Continental Corp., 0.63% (Cost
                   $162,258)                                   154,870
                                                          ------------

       PRINCIPAL/
         SHARES            SECURITY DESCRIPTION                VALUE
       ---------- ---------------------------------------  ------------

       SHORT-TERM INVESTMENTS -- 4.1%

                  MONEY MARKET FUND -- 4.1%
       2,250,812  Citi/SM/ Institutional Trust Liquid
                    Reserves, Class A, 3.32% (Cost
                    $2,250,812)                            $  2,250,812
                                                           ------------

       Total Investments -- 100.7%
         (Cost $46,397,528)*                               $ 55,794,692
                                                           ------------

       Other Asset and Liabilities, Net -- (0.7%)              (358,107)
                                                           ------------

       NET ASSETS -- 100.0%                                $ 55,436,585
                                                           ============

--------------------------------------------------------------------------------
ADR  American Depositary Receipt.
PLC  Public Limited Company

(a)Non-income producing security.
(b)Security fair valued in accordance with procedures adopted by the Board of Trustees. At March 31, 2008, the value of this security amounted to $606,140 or 1.1% of net assets.
* Cost for Federal income tax purposes is $48,768,672 and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $ 9,433,025
                   Gross Unrealized Depreciation  (2,407,005)
                                                 -----------
                   Net Unrealized Appreciation
                     (Depreciation)              $ 7,026,020
                                                 ===========

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008

ASSETS
     Total investments, at value (Cost $46,397,528)                                               $55,794,692
     Unrealized gain on forward foreign currency contracts                                              5,602
     Cash                                                                                             225,699
     Receivables:
        Fund shares sold                                                                                  250
        Interest and dividends                                                                        231,332
     Prepaid expenses                                                                                   9,423
                                                                                                  -----------
Total Assets                                                                                       56,266,998
                                                                                                  -----------
LIABILITIES
     Unrealized loss on forward foreign currency contracts                                            282,671
     Payables:
        Investment securities purchased                                                               438,802
        Fund shares redeemed                                                                            2,947
     Accrued liabilities:
        Investment adviser fees                                                                        56,590
        Compliance services fees                                                                        2,494
        Other expenses                                                                                 46,909
                                                                                                  -----------
Total Liabilities                                                                                     830,413
                                                                                                  -----------
NET ASSETS                                                                                        $55,436,585
                                                                                                  ===========
COMPONENTS OF NET ASSETS
     Paid-in capital                                                                              $48,539,691
     Accumulated undistributed (distributions in excess of) net investment income                  (3,198,069)
     Accumulated undistributed net realized gain (loss)                                               966,823
     Unrealized appreciation (depreciation)                                                         9,128,140
                                                                                                  -----------
NET ASSETS                                                                                        $55,436,585
                                                                                                  ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Based on net assets of $55,436,585 and 2,725,869 shares outstanding (unlimited shares authorized) $     20.34
                                                                                                  -----------

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME
     Dividend income (net of foreign withholding taxes of $86,272)    $ 1,196,256
     Interest income                                                        2,687
                                                                      -----------
Total Investment Income                                                 1,198,943
                                                                      -----------
EXPENSES
     Investment adviser fees                                              879,722
     Administrator fees                                                   136,241
     Transfer agent fees                                                   12,851
     Custodian fees                                                        35,387
     Accountant fees                                                       24,655
     Registration fees                                                     17,053
     Professional fees                                                     43,879
     Trustees' fees and expenses                                            2,297
     Compliance services fees                                              29,603
     Miscellaneous expenses                                                29,908
                                                                      -----------
Total Expenses                                                          1,211,596
     Fees waived and/or reimbursed                                       (185,256)
                                                                      -----------
Net Expenses                                                            1,026,340
                                                                      -----------
NET INVESTMENT INCOME (LOSS)                                              172,603
                                                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
     Net realized gain (loss) on:
        Investments                                                     3,192,419
        Foreign currency transactions                                    (384,531)
                                                                      -----------
     Net Realized Gain (Loss)                                           2,807,888
                                                                      -----------
     Net change in unrealized appreciation (depreciation) on:
        Investments                                                    (4,949,841)
        Foreign currency translations                                     (82,859)
                                                                      -----------
     Net Change in Unrealized Appreciation (Depreciation)              (5,032,700)
                                                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                (2,224,812)
                                                                      -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     $(2,052,209)
                                                                      ===========

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Year Ended     Year Ended
                                                                                 March 31, 2008 March 31, 2007
                                                                                 -------------- --------------
OPERATIONS
   Net investment income (loss)                                                   $   172,603    $   220,417
   Net realized gain (loss)                                                         2,807,888      2,608,374
   Net change in unrealized appreciation (depreciation)                            (5,032,700)     3,081,031
                                                                                  -----------    -----------
Increase (Decrease) in Net Assets from Operations                                  (2,052,209)     5,909,822
                                                                                  -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                           (1,378,823)      (967,600)
   Net realized gain on investments sold                                           (3,334,374)    (3,034,543)
                                                                                  -----------    -----------
Total Distributions to Shareholders                                                (4,713,197)    (4,002,143)
                                                                                  -----------    -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                                   6,469,506      9,913,618
   Reinvestment of distributions                                                    4,709,037      3,998,058
   Redemption of shares                                                            (3,258,749)    (1,757,420)
   Redemption fees                                                                      1,815          3,690
                                                                                  -----------    -----------
Increase (Decrease) from Capital Share Transactions                                 7,921,609     12,157,946
                                                                                  -----------    -----------
Increase (Decrease) in Net Assets                                                   1,156,203     14,065,625
NET ASSETS
   Beginning of year                                                               54,280,382     40,214,757
                                                                                  -----------    -----------
   End of year (a)                                                                $55,436,585    $54,280,382
                                                                                  ===========    ===========
SHARE TRANSACTIONS
   Sale of shares                                                                     285,837        450,393
   Reinvestment of distributions                                                      205,303        180,899
   Redemption of shares                                                              (147,785)       (79,554)
                                                                                  -----------    -----------
Increase in Shares                                                                    343,355        551,738
                                                                                  ===========    ===========
(a) Accumulated undistributed (distributions in excess of) net investment income  $(3,198,069)   $(2,148,225)
                                                                                  -----------    -----------

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                             Years Ended March 31,
                                            ----------------------------------------------------
                                               2008       2007       2006       2005        2004
                                            -------    -------    -------    -------     -------
NET ASSET VALUE, BEGINNING OF YEAR          $ 22.78    $ 21.97    $ 19.15    $ 16.48     $ 10.59
                                            -------    -------    -------    -------     -------
INVESTMENT OPERATIONS
 Net investment income (loss)                  0.07(a)    0.11(a)    0.10(a)   (0.13)      (0.08)
 Net realized and unrealized gain (loss)      (0.64)      2.69       4.17       2.95        5.92
                                            -------    -------    -------    -------     -------
Total from Investment Operations              (0.57)      2.80       4.27       2.82        5.84
                                            -------    -------    -------    -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income (loss)                 (0.53)     (0.46)     (0.49)     (0.15)         --
 Net realized gain (loss)                     (1.34)     (1.53)     (0.96)        --          --
                                            -------    -------    -------    -------     -------
Total Distributions to Shareholders           (1.87)     (1.99)     (1.45)     (0.15)         --
                                            -------    -------    -------    -------     -------
 Redemption fee(a)                               --(b)      --(b)      --(b)      --(b)     0.05
                                            -------    -------    -------    -------     -------
NET ASSET VALUE, END OF YEAR                $ 20.34    $ 22.78    $ 21.97    $ 19.15     $ 16.48
                                            =======    =======    =======    =======     =======
TOTAL RETURN                                  (3.32)%    13.22%     23.10%     17.13%(c)   55.62%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted) $55,437    $54,280    $40,215    $30,965     $26,617
Ratios to Average Net Assets:
 Net investment income (loss)                  0.29%      0.49%      0.47%     (0.76)%     (0.65)%
 Net expenses                                  1.75%      1.90%      2.41%      2.51%       2.55%
 Gross expenses(e)                             2.07%      2.28%      2.43%      2.52%       2.55%
PORTFOLIO TURNOVER RATE                          51%        26%        56%        85%         72%

----------------------------------------------
(a)Calculated based on average shares outstanding during the period.
(b)Less than $0.01 per share.
(c)The Fund's total return calculation includes Adviser reimbursements and gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of the net reimbursements from the Fund's ending net asset value per share, total return for the year ended March 31, 2005, would have been 17.06%.
(d)The Fund's total return calculation includes proceeds received on November 26, 2003, from a non-recurring litigation settlement recorded as a realized gain on investment transactions. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004, would have been 54.20%. The Fund's total return calculation includes gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004, would have been 55.43%.
(e)Reflects the expense ratio excluding any waivers and/or reimbursements.

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 1. ORGANIZATION

The Austin Global Equity Fund (the "Fund") is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993. The Fund seeks capital appreciation by investing primarily in common stock and securities convertible into common stock.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION -- Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS -- Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCY -- Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES -- The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION -- The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

REDEMPTION FEES -- A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. Purchases prior to August 1, 2007, were subject to a 2.00% fee for shares redeemed or exchanged within 180 days of purchase. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS -- In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of March 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

Fund's Federal tax returns filed in the 3-year period ended March 31, 2008 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 161"), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER -- Austin Investment Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the Fund's average daily net assets.

DISTRIBUTION -- Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citi Fund Services, LLC ("Citi") or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICE PROVIDERS -- Citi provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

Pursuant to Board approval, beginning on June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic Fund Administration, LLC ("Atlantic") will replace Citi as the provider of those services to the Fund. Beginning June 1, 2008, Atlantic will replace FCS as a provider of officers and compliance support services to the Fund. In connection with these changes in service providers, resignations of the Trust's existing officers, who have been provided to the Trust pursuant to agreements with Citi and FCS, will become effective and the existing officers will be replaced by officers provided by Atlantic.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008


NOTE 4. WAIVER OF FEES

During the year, the Adviser contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.75% of average daily net assets. Other fund service providers voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2008, fees waived were as follows:

                       Investment Adviser Other  Total
                       ------------------ ----- --------
                            $184,835      $421  $185,256

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended March 31, 2008, were $31,632,616 and $29,895,501, respectively.

NOTE 6. CURRENCY CONTRACTS

                                                            Net Unrealized
       Contracts to   Settlement  Settlement  Market Value   Appreciation
      Purchase/(Sell)    Date       Value     at 03/31/2008 (Depreciation)
      --------------- ---------- -----------  ------------- --------------
      (1,000,000) EUR  05/08/08  $(1,371,800)  $(1,577,371)   $(205,571)
      (500,000) GBP    05/08/08     (990,500)     (989,617)         883
       330,000 GBP     05/08/08      330,000       334,719        4,719
      (715,200) EUR    12/22/08     (715,200)     (792,300)     (77,100)

EUR European Union Euro
GBP Pounds Sterling

NOTE 7. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                               2008       2007
                                            ---------- ----------
              Ordinary Income               $1,609,508 $1,164,669
              Long-Term Capital Gain (Loss)  3,103,689  2,837,474
                                            ---------- ----------
              Total                         $4,713,197 $4,002,143
                                            ========== ==========

As of March 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

              Undistributed Long-Term Gain           $ 1,034,277
              Unrealized Appreciation (Depreciation)   6,961,684
              Capital and Other Losses                (1,099,069)
                                                     -----------
              Total                                  $ 6,896,892
                                                     ===========

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008


The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of passive foreign investment holdings and wash sales.

For tax purposes, the current year post-October currency loss was $1,099,069. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2008. The following reclassification was the result of currency losses and passive foreign investment company adjustments, and has no impact on the net assets of the Fund.

         Accumulated Net Investment Income (Loss)           $ 156,376
         Accumulated Undistributed Net Realized Gain (Loss)  (156,376)

NOTE 8. OTHER INFORMATION

On March 31, 2008, one shareholder held approximately 85% of the outstanding shares of the Fund. This shareholder is an omnibus account, which is held on behalf of several individual shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of Austin Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Austin Global Equity Fund (the "Fund"), a series of Forum Funds (the "Trust"), as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian; where replies were not received from the custodian, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Austin Global Equity Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 28, 2008

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 754-8759 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the period of July 1, 2006 through June 30, 2007 is available, without charge and upon request, by calling (800) 754-8759 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

ACTUAL EXPENSES -- The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES -- The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008

                               Beginning        Ending      Expenses
                             Account Value  Account Value  Paid During   Annualized
                            October 1, 2007 March 31, 2008   Period*   Expense Ratio*
                            --------------- -------------- ----------- --------------
Actual Return                  $1,000.00      $  884.89       $8.25         1.75%
Hypothetical Return
(5% return before expenses)    $1,000.00      $1,016.25       $8.82         1.75%

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

CAPITAL GAIN DIVIDENDS -- The Fund paid long-term capital gain dividends of $3,103,689 for the tax year ended March 31, 2008.

INCOME DIVIDENDS -- For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 18.14% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 82.39% for the qualified dividend rate
(QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund designates 63.47% as qualified short-term capital gain (QSD) and 0.19% of its income dividends as qualified interest income (QII.)

SPECIAL 2008 TAX INFORMATION

The Fund elects in accordance with Section 853 of the Internal Revenue code to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended March 31, 2008. In accordance with the current tax laws, the foreign source income and foreign taxes are $1,046,165 and $74,879, respectively.

TRUSTEES AND OFFICERS OF THE TRUST -- The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee of all funds in the Fund Complex due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Mr. Keffer is also an Interested Trustee/ Director of Wintergreen Fund, Inc. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 754-8759.

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008


                            POSITION           LENGTH
                            WITH THE           OF TIME                    PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH       TRUST             SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish      Chairman of the    Trustee since 1989 Retired; Partner, Wolf, Block, Schorr and Solis-
Born: 1943             Board; Trustee;    (Chairman since    Cohen, LLP (law firm) 2002-2003; Partner, Thelen
                       Chairman,          2004)              Reid & Priest LLP (law firm) 1995-2002.
                       Compliance
                       Committee,
                       Nominating
                       Committee and
                       Qualified Legal
                       Compliance
                       Committee
--------------------------------------------------------------------------------------------------------------
Costas Azariadis       Trustee; Chairman, Since 1989         Professor of Economics, Washington
Born: 1943             Valuation                             University (effective 2006); Professor of
                       Committee                             Economics, University of California-Los Angeles
                                                             1992-2006.
--------------------------------------------------------------------------------------------------------------
James C. Cheng         Trustee; Chairman, Since 1989         President, Technology Marketing Associates
Born: 1942             Audit Committee                       (marketing company for small- and medium sized
                                                             businesses in New England).
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer         Trustee; Chairman, Since 1989         President, Forum Foundation (a charitable
Born: 1942             Contracts                             organization) since 2005; President, Forum Trust,
                       Committee                             LLC (a non-depository trust company) since 1997;
                                                             President, Citi Fund Services, LLC (Citi) 2003-
                                                             2005; President, Forum Financial Group, LLC
                                                             ("Forum") (a fund services company acquired by
                                                             Citibank, N.A.) 1999-2003.
--------------------------------------------------------------------------------------------------------------

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008

                             POSITION             LENGTH
                             WITH THE             OF TIME                       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH        TRUST               SERVED                          DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier       President; Principal Since 2005           President of Foreside Financial Group LLC
Born: 1961             Executive Officer                         ("FFG"), (financial services firm), the parent of the
                                                                 Distributor, and holds various officer positions of
                                                                 FFG subsidiaries, 2005 to present; President,
                                                                 Foreside Services, Inc. (staffing services firm), an
                                                                 affiliate of the Distributor, 2006 to present; Chief
                                                                 Operating Officer and Managing Director, Global
                                                                 Fund Services, Citigroup 2003-2005; Managing
                                                                 Director, Global Securities Services for Investors,
                                                                 Citibank, N.A. 1999-2003. Mr. Collier serves as an
                                                                 officer to other unaffiliated mutual funds or closed-
                                                                 end funds for which the Distributor or its affiliates,
                                                                 act as distributor or provider of other services.
-----------------------------------------------------------------------------------------------------------------------
Trudance L.C. Bakke    Treasurer; Principal Since 2005           Director, Foreside Compliance Service, LLC since
Born: 1971             Financial Officer    (Principal Financial 2006; Product Manager, Citigroup 2003-2006;
                                            Officer since August Senior Manager of Corporate Finance, Forum
                                            2006)                1999-2003. Ms. Bakke serves as an officer to other
                                                                 unaffiliated mutual funds or closed-end funds for
                                                                 which the Distributor or its affiliates, act as
                                                                 distributor or provider of other services.
-----------------------------------------------------------------------------------------------------------------------
Sara M. Morris         Vice President       Since 2007           Director and Relationship Manager, Citigroup since
Born: 1963                                                       2004; Chief Financial Officer, The VIA Group,
                                                                 LLC (strategic marketing company) 2000-2003.
-----------------------------------------------------------------------------------------------------------------------
Velvet R. Regan        Secretary            Since 2007           Assistant Counsel, Citi Fund Services Ohio, Inc.
Born: 1978                                                       (f/k/a BISYS Fund Services Ohio, Inc.) since
                                                                 September 2006; Associate Attorney, Gilmartin
                                                                 Magence Camiel & Ross, LLP (law firm) February
                                                                 2006 through September 2006; Tax Administrator,
                                                                 State Street Corporation 2000-2002.
-----------------------------------------------------------------------------------------------------------------------

                             FOR MORE INFORMATION

                              INVESTMENT ADVISER
                      Austin Investment Management, Inc.
                        520 Madison Avenue, 28th Floor
                           New York, New York 10022
                             www.austininvest.com

                                TRANSFER AGENT
                            Citi Fund Services, LLC
                                P.O. Box 182218
                            Columbus, OH 43218-2218

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                             Portland, Maine 04101
                               www.foresides.com

                           AUSTIN GLOBAL EQUITY FUND
                                P.O. Box 182218
                            Columbus, OH 43218-2218
                                (800) 754-8759
                             www.austininvest.com

129-AR-0308

                 HARD
[LOGO]  MERK(R)  CURRENCY
                 FUND

          INVESTOR SHARES

                                                 ANNUAL REPORT   MARCH 31, 2008

TABLE OF CONTENTS

A Message to Our Shareholders                                                2
Performance Chart & Analysis                                                 4
Schedule of Investments                                                      5
Statement of Assets and Liabilities                                          8
Statement of Operations                                                      9
Statements of Changes in Net Assets                                         10
Financial Highlights                                                        11
Notes to Financial Statements                                               12
Report of Independent Registered Public Accounting Firm                     15
Additional Information (Unaudited)                                          16

                                                         HARD
                                       1 [LOGO]  MERK(R) CURRENCY
                                                         FUND

A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2008


Dear Shareholder,

We are pleased to bring you the Merk Hard Currency Fund's annual report for the fiscal year ended March 31, 2008.

The Fund's objective is to seek to protect against the depreciation of the U.S. dollar relative to other currencies.

Merk Hard Currency Fund Investor Class shares posted a return of +21.02% for the fiscal year ended March 31, 2008 ("reference period"). In comparison, the JP Morgan 3-Month Global Cash Index ("reference basket") increased +20.17% during the reference period. Since inception on May 10, 2005, the Fund had an annualized return of +10.75% compared to +9.44% for the reference basket. THE FUND'S PERFORMANCE REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR MORE RECENT PERFORMANCE PLEASE VISIT THE FUND'S WEBSITE AT WWW.MERKFUND.COM. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S GROSS OPERATING EXPENSE RATIO IS 1.31%. THE FUND'S ADVISER HAS AGREED CONTRACTUALLY TO WAIVE A PORTION OF ITS FEE AND/OR REIMBURSE EXPENSES THROUGH JULY 31, 2008 SUCH THAT THE TOTAL OPERATING EXPENSE RATIO DOES NOT EXCEED 1.30%.

The results are not directly comparable, as the Fund does not try to match the composition of the reference basket. A notable difference in the composition of the reference basket and the Fund is the inclusion of exposure to the price of gold in the Fund. The Fund's performance is foremost influenced by changes in exchange rates of currencies the Fund has exposure to. The Fund had its largest exposure with 39.1% of Net Assets on March 31, 2008, to the euro, which rose by 18.35% from 1.3354 to 1.5804 versus the dollar during the reference period.* The Fund had a 16.9% exposure to the Canadian dollar, which rose by 12.4% from
0.8661 to 0.9735 versus the dollar during the reference period. The Fund had a 15.8% exposure to the Swiss franc, which rose 21.35% versus the dollar from
0.8305 to 1.0078 during the reference period. The Fund had its fourth largest exposure with 7.7% to the price of gold, which rose 39.39% from $663.10 per troy ounce to $924.30 per troy ounce during the reference period.

We adapt the currency allocations as our analysis of monetary policies and economic environments evolve. To give you an indication of the evolution of the Fund's currency exposure, the Fund's top exposure on March 31, 2007 was to the euro with 44.2%; to the Canadian Dollar with 14.0%; to the Australian dollar with 10.2%; to the Swiss franc with 9.0% ; and to gold with 8.6%;.

The Fund seeks exposure to gold, as it is the only currency with intrinsic value, and as such the ultimate "hard currency." Tax rules limit the amount of gross income a mutual fund may derive from commodities such as gold, so that during periods of prolonged out-performance of gold versus other Fund securities, the Fund may adjust its gold holdings to comply with applicable rules.

Global imbalances that have caused the U.S. dollar to decline in recent years continue to be at what we deem to be unsustainable levels. As the current account deficit reached $738.6 billion in 2007, it needs to be financed by close to $3 billion U.S. dollar denominated inflows by investors from abroad each business day, just to keep the dollar from falling. The rate of change at which the current account deficit is worsening has shown signs of abating as a slower U.S. economy may reduce imports while exports benefit from a weak dollar. However, while fewer units may be imported, the cost of imports has been rising. Differently said, we are importing inflation. This does not only apply to the cost of commodities, such as oil, but also to consumer goods imported from Asia. This is a new trend as, in our analysis, Asia had been exporting deflation until the summer of 2006; since then, we have seen increased pricing power by Asian exporters.

Inflation is not just a U.S. phenomenon; as Asian economies are far more dependent on agricultural and industrial commodities, rising inflation may become a serious concern in the region. The Fund has no exposure to Asian currencies because of the risk that Asian central banks may try to mitigate the impact of a slowdown in U.S. economic activity by pursuing what we may consider unsound monetary policy. Having said that, the stronger and more prudent Asian central banks may realize that allowing their currencies to float higher versus the U.S. dollar may be the most effective way to combat inflationary pressures. To address this opportunity, we have decided to launch a separate mutual fund on April 1, 2008, the Merk Asian Currency Fund (ticker MEAFX). The fund seeks to protect against a decline of the U.S. dollar versus Asian currencies including the Chinese yuan. Investors interested in evaluating whether an investment in the new fund may help them further diversify their portfolio and protect themselves against a decline of the U.S. dollar versus Asian currencies, may want to visit www.merkfund.com or call (866)MERK FUND to learn more about the new fund and obtain a prospectus.

In our previous reports to shareholders, we have discussed how the lack of volatility and the lack of fear may have contributed to an excessive credit expansion. Because the excesses have been market driven, the contraction that began in early 2007 has also been market driven; it may also mean that the Federal Reserve may not be powerful enough to stem against market forces. It is now much more difficult to obtain a mortgage; banks are reluctant to provide loans - not just to consumers, but also to one another; private equity funds and hedge funds also have a more difficult time accessing credit. The reluctance to lend causes an unwinding of the credit expansion. In our assessment, this process is far from over as it has only started to go beyond subprime borrowers and financial institutions. At this stage, the general public still believes the credit crisis is a problem affecting only a small segment of the population and financial services industry. We believe the credit contraction is a global phenomenon and will spread to other areas of the U.S. economy and beyond.

In a move former Federal Reserve ("Fed") Chairman Paul Volcker referred to as being at "the very edge" of the Fed's legal authority, the Fed engineered a bailout plan to avoid bankruptcy for Bear Stearns, up until recently a major investment bank. It was followed by moves to allow investment banks not regulated by the Fed to swap 'investment grade securities' with Treasury securities. Basically, this allows financial institutions to turn illiquid reserves into liquid ones to survive. However, because the Treasury securities are merely loans against the collateral provided, banks continue to own a lot of securities that - in our assessment - should rather not be used as reserve capital. As a result, banks may be reluctant to extend credit out of fear that their balance sheets continue to be weak. Similarly, banks may continue to be reluctant to extend overnight loans to one another. In our assessment, these emergency measures by the Fed prolong the credit contraction. To get through the credit crisis, we believe regulators should

                                                         HARD
                                       2 [LOGO]  MERK(R) CURRENCY
                                                         FUND

A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2008

apply far more pressure on financial institutions to find substantially new capital, replacing questionable reserves with good ones. While a lot of progress has been made, the terms of any capital infusions that we have seen suggest to us that a lot more work is ahead for the banks.

Once again, this is relevant for the U.S. dollar because the lack of available credit is a negative for economic growth; because of the U.S. current account deficit, the U.S. dollar is particularly vulnerable to an economic slowdown. This is in contrast to Europe, where an economic slowdown may not be a positive for the currency, but because the current account is reasonably balanced within, say, the euro-zone, an economic slowdown need not directly translate into a weaker euro. More importantly in the euro-zone is the monetary policy by the European Central Bank ("ECB"); ECB president Trichet has said that during times of turbulence, it is imperative that inflationary expectations remain firmly anchored. Just as importantly, his words have been followed by action, namely by not cutting interest rates as a result of the global credit crisis. We have been a vocal critic of interest rate cuts in the U.S. because, in our assessment, they do much more harm than good: subprime borrowers or holders of illiquid debt instruments are shunned from the markets in the current environment because of general risk aversion, not because of the level of interest rates. Lower interest rates, however, may cause inflationary pressures to build further and may cause further downward pressure on the dollar.

In this context, we conclude that it may well be in the Fed's interest to have a weak dollar. This is consistent with what we interpret to be Fed chairman Ben Bernanke's disliking of the gold standard. In his book "Essays on the Great Depression", Bernanke argues that countries that abandoned the gold standard recovered from the Depression more quickly. Similarly, based on our analysis of his academic publications before becoming Fed chairman, we believe that Bernanke may actively work to weaken the U.S. dollar in what he may consider an effort to alleviate hardship on the people. The Fed may be encouraged to pursue a weaker dollar because, in the past, a weaker dollar did not necessarily result in higher inflation. However, this does not mean that actively pursuing a weaker dollar will not cause significantly higher inflation. We are seeing signs that the weaker dollar is taking a heavy toll on inflation as import prices are up about 15% in the 12 months ending March 31, 2008; while high oil prices are contributing to inflationary pressures, prices are higher across goods, services and geographies.

As inflationary pressures increase, the Fed may not be able to tighten monetary policy out of fear that the fragile financial system may be unable to cope with a restrictive monetary policy. Indeed, we believe the Fed seems to encourage inflation to allow financial institutions to repair their balance sheets. In our assessment, the Fed would welcome inflation in the current environment, despite their public pronouncements to the contrary, as long as it was uniform, i.e. if there was also wage inflation.

In this context, the Fund will continue to seek to profit from a decline in the U.S. dollar by investing in a basket of hard currencies. Countries pursuing sound monetary policy may be better equipped than the U.S. to fend off inflation.

We invite you to read more about our "Merk Insights" at www.merkfund.com.

Sincerely,

Axel G. Merk

[LOGO]

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, FEES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY VISITING THE FUND'S WEBSITE AT WWW.MERKFUND.COM OR BY CALLING 1-866-MERK FUND. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The views in this Report were those of the Fund Manager as of April 11, 2008 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Since the Fund primarily invests in foreign currencies, changes in currency exchange rates will affect the value of what the Fund owns and the price of the Fund's shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Fund may also invest in derivative securities which can be volatile and involve various types and degrees of risk.

The J.P. Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the J.P. Morgan 3 Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan Index to track general bond market performance.

* Source for exchange rates listed in this letter: www.xe.com/ict.

                                                         HARD
                                       3 [LOGO]  MERK(R) CURRENCY
                                                         FUND

PERFORMANCE CHART & ANALYSIS
MARCH 31, 2008


The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the "Fund") compared with the performance of the J.P. Morgan Global 3-Month Cash Index, since inception. The J.P. Morgan Global 3-Month Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. THE FUND'S PERFORMANCE REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (866) 637-5386

       MERK HARD CURRENCY FUND VS. J.P. MORGAN GLOBAL 3-MONTH CASH INDEX

                   300702               JPM3MOCASHUSD
           MERK HARD CURRENCY FUND     JP MORGAN GLOBAL
   DATE        INVESTOR SHARES     3 MONTH CASH INDEX (USD)
   ----    ----------------------- ------------------------
 5/10/2005         10000                    10000
 5/31/2005          9640                      696
 6/30/2005          9620                     9563
 7/31/2005          9610                     9576
 8/31/2005          9720                     9713
 9/30/2005          9780                     9618
10/31/2005          9700                     9534
11/30/2005          9690                     9424
12/31/2005          9760                     9455
 1/31/2006         10110                     9729
 2/28/2006          9930                     9611
 3/31/2006          9960                     9652
 4/30/2006         10500                    10066
 5/31/2006         10610                    10264
 6/30/2006         10524                    10220
 7/31/2006         10594                    10253
 8/31/2006         10645                    10304
 9/30/2006         10487                    10220
10/31/2006         10618                    10352
11/30/2006         10960                    10677
12/31/2006         10899                    10632
 1/31/2007         10827                    10531
 2/28/2007         10991                    10686
 3/31/2007         11101                    10801
 4/30/2007         11391                    11090
 5/31/2007         11297                    11015
 6/30/2007         11445                    11104
 7/31/2007         11581                    11287
 8/31/2007         11549                    11255
 9/30/2007         12228                    11763
10/31/2007         12573                    12046
11/30/2007         12479                    12112
12/31/2007         12553                    12098
 1/31/2008         12890                    12288
 2/29/2008         13259                    12624
 3/31/2008         13434                    12980

                                                                SINCE INCEPTION
INVESTMENT VALUE ON 03/31/08:                                      (5/10/05)
-----------------------------                                   ---------------
Merk Hard Currency Fund                                             $13,434
J.P. Morgan Global 3-Month Cash Index                                12,980

                                                                SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/08:            ONE YEAR    (5/10/05)
-------------------------------------------            -------- ---------------
Merk Hard Currency Fund                                 21.02%        10.75%
J.P. Morgan Global 3-Month Cash Index                   20.17%         9.44%

                                                         HARD
                                       4 [LOGO]  MERK(R) CURRENCY
                                                         FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 2008


PRINCIPAL    SECURITY DESCRIPTION          CURRENCY RATE  MATURITY VALUE IN USD
---------    --------------------          -------- ----  -------- ------------
FOREIGN BONDS - 20.8%

AUTO - 0.4%
 1,000,000   Toyota Credit Canada, Inc.
               Series EMTN                   EUR    3.00% 06/24/08 $ 1,572,680
                                                                   -----------
MUNICIPAL COUNTY GERMANY - 3.5%
 9,000,000   Land Rheinland-Pfalz            EUR    3.63  07/15/08  14,166,087
                                                                   -----------
NON-US AGENCY - 0.8%
 3,300,000   Bank Nederlandse Gemeenten
               Series EMTN                   AUD    4.75  06/17/08   2,994,718
                                                                   -----------
NON-US GOVERNMENT - AUSTRALIA - 3.3%
14,500,000   Australia Government Bond
               Series 808                    AUD    8.75  08/15/08  13,352,695
                                                                   -----------
NON-US GOVERNMENT - BELGIUM - 2.4%
 6,000,000   Belgium Government Bond
               Series 16                     EUR    7.50  07/29/08   9,573,294
                                                                   -----------
NON-US GOVERNMENT - FINLAND - 4.5%
11,500,000   Finland Government Bond         EUR    3.00  07/04/08  18,107,720
                                                                   -----------
NON-US GOVERNMENT - NEW ZEALAND - 1.2%
 6,000,000   New Zealand Government Bond
               Series 708                    NZD    6.00  07/15/08   4,695,176
                                                                   -----------
NON-US GOVERNMENT - SWEDEN - 0.4%
 9,000,000   Sweden Government Bond
               Series 1040                   SEK    6.50  05/05/08   1,517,320
                                                                   -----------
SOVEREIGN - 1.0%
 4,100,000   Kommunekredit Series EMTN       CHF    3.00  11/19/08   4,130,743
                                                                   -----------
TRANSPORT - RAIL - 1.5%
 6,000,000   Reseau Ferre de France          CHF    3.25  09/12/08   6,051,972
                                                                   -----------
UTILITIES - 1.8%
 8,000,000   Electricite de France Series
               EMTN                          AUD    6.00  05/06/08   7,292,875
                                                                   -----------
Total Foreign Bonds (Cost $79,652,450)                              83,455,280
                                                                   -----------
FOREIGN TREASURY SECURITIES - 57.5%

NON-US GOVERNMENT - BELGIUM - 1.8%
 2,500,000   Belgium Treasury Bill (a)       EUR    3.89  04/17/08   3,940,443
 2,000,000   Belgium Treasury Bill (a)       EUR    3.83  07/17/08   3,121,933
                                                                   -----------
                                                                     7,062,376
                                                                   -----------
NON-US GOVERNMENT - CANADA - 15.2%
23,000,000   Canadian Treasury Bill (a)      CAD    3.62  04/03/08  22,397,772
40,000,000   Canadian Treasury Bill (a)      CAD    1.92  08/07/08  38,685,759
                                                                   -----------
                                                                    61,083,531
                                                                   -----------
NON-US GOVERNMENT - FRANCE - 4.3%
 2,500,000   France Treasury Bill (a)        EUR    3.88  04/24/08   3,937,511
 2,600,000   France Treasury Bill (a)        EUR    3.87  07/31/08   4,052,527
 6,000,000   French Treasury Note            EUR    3.00  07/12/08   9,443,916
                                                                   -----------
                                                                    17,433,954
                                                                   -----------

                                                         HARD
See Notes to Financial Statements      5 [LOGO]  MERK(R) CURRENCY
                                                         FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 2008


PRINCIPAL  SECURITY DESCRIPTION           CURRENCY    RATE    MATURITY VALUE IN USD
---------  --------------------           -------- ---------  -------- ------------
NON-US GOVERNMENT - GERMANY - 9.7%
 9,000,000 German Treasury Bill Series
             1007 (a)                       EUR         3.94% 04/16/08 $ 14,187,863
16,000,000 German Treasury Bill (a)         EUR         3.92  07/16/08   24,995,216
                                                                       ------------
                                                                         39,183,079
                                                                       ------------
NON-US GOVERNMENT - NETHERLANDS - 3.4%
 4,800,000 Dutch Treasury Certificate (a)   EUR         3.95  04/30/08    7,556,086
 4,000,000 Dutch Treasury Certificate (a)   EUR         3.74  06/30/08    6,258,846
                                                                       ------------
                                                                         13,814,932
                                                                       ------------
NON-US GOVERNMENT - NORWAY - 4.6%
95,500,000 Norway Treasury Bill (a)         NOK    4.56-5.19  06/18/08   18,566,684
                                                                       ------------
NON-US GOVERNMENT - SWEDEN - 2.9%
71,000,000 Sweden Treasury Bill (a)         SEK    4.09-4.24  06/18/08   11,844,087
                                                                       ------------
NON-US GOVERNMENT - SWITZERLAND - 12.2%
34,000,000 Switzerland Treasury Bill
             Series 3944 (a)                CHF         1.99  04/24/08   34,184,043
15,000,000 Switzerland Treasury Bill
             Series 3952 (a) (b)            CHF         1.79  06/19/08   15,040,486
                                                                       ------------
                                                                         49,224,529
                                                                       ------------
NON-US GOVERNMENT - UNITED KINGDOM - 3.4%
 7,000,000 United Kingdom Treasury
             Bill (a)                       GBP         4.71  07/07/08   13,704,057
                                                                       ------------
Total Foreign Treasury Securities
  (Cost $223,381,736)                                                   231,917,229
                                                                       ------------
SHARES
EXCHANGE TRADED FUND - 7.7%
   342,400 streetTRACKS Gold Trust
             (Cost $28,992,083)                                          30,946,112
                                                                       ------------
PRINCIPAL
TIME DEPOSITS - 1.7%
 4,220,401 Euro Time Deposit
             (Cost $5,761,396)              EUR         3.90  04/04/08    6,663,616
                                                                       ------------
Total Investments - 87.7%
  (Cost $337,787,665)*                                                 $352,982,237
                                                                       ------------
FOREIGN CURRENCIES - 10.6%:
   Australian Dollar - 0.0%                                                     635
   British Sterling Pound - 0.0%                                             35,491
   Canadian Dollar - 1.7%                                                 7,013,181
   Euro - 7.0%                                                           28,348,418
   New Zealand Dollar - 0.1%                                                208,140
   Norwegian Krone - 0.1%                                                   446,707
   Swedish Krona - 0.7%                                                   2,918,877
   Swiss Franc - 1.0%                                                     3,895,931
                                                                       ------------
Total Foreign Currencies
  (Cost $42,561,491)                                                     42,867,380
                                                                       ------------
Other Assets and Liabilities, Net - 1.7%                                  6,966,314
                                                                       ------------
NET ASSETS - 100.0%                                                    $402,815,931
                                                                       ============

(a) Rates shown are annualized yields at time of purchase.

(b) Security fair valued in accordance with procedures adopted by the Board of Trustees.

    At March 31, 2008, the value of this security amounted to $15,040,486 or 3.7% of net assets.

                                                         HARD
See Notes to Financial Statements      6 [LOGO]  MERK(R) CURRENCY
                                                         FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 2008


AUD  Australian Dollar
CAD  Canadian Dollar
CHF  Swiss Franc
EUR  Euro
GBP  British Sterling Pound
NOK  Norwegian Krona
NZD  New Zealand Dollar
SEK  Swedish Krona

EMTN European Medium Term Note

PORTFOLIO HOLDINGS

% of Total Investments and Foreign Currencies

Foreign Bonds                                                             21.1%
Treasury Securities                                                       58.6%
Exchange Traded Fund                                                       7.8%
Time Deposits                                                              1.7%
Foreign Currencies                                                        10.8%
                                                                          ----
Total                                                                      100%
                                                                          ====

* Cost for Federal income tax purposes is $337,787,665 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation                                      $17,389,167
Gross Unrealized Depreciation                                       (2,194,595)
                                                                   -----------
Net Unrealized Appreciation (Depreciation)                         $15,194,572
                                                                   -----------

                                                         HARD
See Notes to Financial Statements      7 [LOGO]  MERK(R) CURRENCY
                                                         FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008



ASSETS
   Total investments, at value (Cost $337,787,665)                 $352,982,237
   Foreign currency (Cost $42,561,491)                               42,867,380
   Cash                                                                 828,274
   Unrealized gain on spot contracts                                     10,470
   Deposits with brokers for margin on futures contracts                  1,384
   Receivables:
       Fund shares sold                                               5,039,368
       Interest and dividends                                         3,157,495
                                                                   ------------
Total Assets                                                        404,886,608
                                                                   ------------
LIABILITIES
   Payables:
       Fund shares redeemed                                           1,688,765
   Accrued liabilities:
       Investment adviser fees                                          290,340
       Distribution fees                                                 76,248
       Trustees' fees and expenses                                           74
       Other expenses                                                    15,250
                                                                   ------------
Total Liabilities                                                     2,070,677
                                                                   ------------
NET ASSETS                                                         $402,815,931
                                                                   ============
COMPONENTS OF NET ASSETS
Paid-in capital                                                    $381,961,481
Accumulated undistributed (distributions in excess of) net
  investment income                                                   2,892,940
Net realized gain (loss)                                              2,272,347
Unrealized appreciation (depreciation)                               15,689,163
                                                                   ------------
NET ASSETS                                                         $402,815,931
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $402,815,931 and shares outstanding
     of 33,114,503 (unlimited shares authorized)                   $      12.16
                                                                   ------------

                                                         HARD
See Notes to Financial Statements      8 [LOGO]  MERK(R) CURRENCY
                                                         FUND

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008


INVESTMENT INCOME
   Interest income                                                 $ 6,877,523
                                                                   -----------
EXPENSES
   Investment adviser fees                                           1,860,073
   Transfer agency fees                                                 93,005
   Distribution fees                                                   465,018
   Trustees' fees and expenses                                           6,600
                                                                   -----------
Total Expenses                                                       2,424,696
   Fees waived or reimbursed                                            (6,600)
                                                                   -----------
Net Expenses                                                         2,418,096
                                                                   -----------
NET INVESTMENT INCOME (LOSS)                                         4,459,427
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments                                                  13,098,147
       Futures                                                         773,113
       Foreign currency transactions                                 3,497,289
                                                                   -----------
   Net Realized Gain (Loss)                                         17,368,549
                                                                   -----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                  13,908,428
       Foreign currency translations                                   454,714
                                                                   -----------
   Net Change in Unrealized Appreciation (Depreciation)             14,363,142
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                             31,731,691
                                                                   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                  $36,191,118
                                                                   ===========

                                                         HARD
See Notes to Financial Statements      9 [LOGO]  MERK(R) CURRENCY
                                                         FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED     YEAR ENDED
                                                  MARCH 31, 2008 MARCH 31, 2007
                                                  -------------- --------------
OPERATIONS
   Net investment income (loss)                   $   4,459,427   $    794,811
   Net realized gain (loss)                          17,368,549      1,353,467
   Net change in unrealized appreciation
     (depreciation)                                  14,363,142      1,140,555
                                                  -------------   ------------
Increase (Decrease) in Net Assets from Operations    36,191,118      3,288,833
                                                  -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                            (16,258,100)    (1,891,114)
   Net realized gain on investments                    (662,137)       (10,676)
                                                  -------------   ------------
Total Distributions to Shareholders                 (16,920,237)    (1,901,790)
                                                  -------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                   429,736,423     85,269,113
   Reinvestment of distributions                     16,072,772      1,813,322
   Redemption of shares                            (137,713,220)   (23,663,865)
                                                  -------------   ------------
Increase (Decrease) from Capital Share
  Transactions                                      308,095,975     63,418,570
                                                  -------------   ------------
Increase (Decrease) in Net Assets                   327,366,856     64,805,613

NET ASSETS
   Beginning of year                                 75,449,075     10,643,462
                                                  -------------   ------------
   End of year (includes accumulated
     undistributed (distributions in excess of)
     net investment income of $2,892,940 and
     $12,381, respectively)                       $ 402,815,931   $ 75,449,075
                                                  =============   ============
SHARE TRANSACTIONS
   Sale of shares                                    36,486,417      8,045,899
   Reinvestment of distributions                      1,362,756        170,703
   Redemption of shares                             (11,770,844)    (2,250,494)
                                                  -------------   ------------
Increase in Shares                                   26,078,329      5,966,108
                                                  =============   ============

                                                          HARD
See Notes to Financial Statements      10 [LOGO]  MERK(R) CURRENCY
                                                          FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                              MAY 10, 2005 (A)
                             YEAR ENDED          YEAR ENDED       THROUGH
                           MARCH 31, 2008      MARCH 31, 2007  MARCH 31, 2006
                           --------------      -------------- ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $  10.72               $  9.95         $ 10.00
INVESTMENT OPERATIONS
                              --------            -------         -------
   Net investment income
     (loss) (b)                   0.28               0.20            0.09
   Net realized and
     unrealized gain
     (loss)                       1.92               0.93           (0.13)(c)
                              --------            -------         -------
Total from Investment
  Operations                      2.20               1.13           (0.04)
                              --------            -------         -------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
   Net investment income         (0.73)             (0.36)             --
   Net realized gain             (0.03)               -- (d)        (0.01)
                              --------            -------         -------
NET ASSET VALUE, END OF
  PERIOD                      $  12.16            $ 10.72         $  9.95
                              ========            =======         =======
TOTAL RETURN                     21.02%             11.45%          (0.40)%(e)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of
  Period (000's omitted)      $402,816            $75,449         $10,643
Ratios to Average Net
  Assets :
   Net Expenses                   1.30%              1.30%           1.30%(f)
   Gross Expenses (g)             1.31%              1.31%           1.31%(f)
   Net investment income
     (loss)                       2.40%              1.93%           1.04%(f)
PORTFOLIO TURNOVER RATE             51%                29%              0%
--------
(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d) Less than $0.01 per share.

(e) Not annualized.

(f) Annualized.

(g) Reflects the expense ratio excluding any waivers and/or reimbursements.

                                                          HARD
See Notes to Financial Statements      11 [LOGO]  MERK(R) CURRENCY
                                                          FUND

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008


NOTE 1. ORGANIZATION

The Merk Hard Currency Fund (the "Fund"), is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, (the "Act") as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers Investor Shares. Investor Shares commenced operations on May 10, 2005. The Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premiums and discounts are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCY TRANSLATIONS - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

                                                          HARD
                                       12 [LOGO]  MERK(R) CURRENCY
                                                          FUND

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008


FUTURES CONTRACTS - The Fund may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments, if applicable.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly and distributions to shareholder of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of March 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund's Federal tax returns filed in the 3-year period ended March 31, 2008 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 161"), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Merk Investments, LLC, (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, the transfer agent's basis point fees, and extraordinary and non-recurring expenses.

                                                          HARD
                                       13 [LOGO]  MERK(R) CURRENCY
                                                          FUND

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008


DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citi Fund Services, LLC ("Citi") or its affiliated companies. The Fund has adopted a distribution plan for Investor shares of the Fund in accordance with Rule 12b-1 of the Act. Under the plan, the Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of Investor shares.

OTHER SERVICE PROVIDERS - Citi provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti - Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor. For the year ended March 31, 2008, the Adviser paid compliance service fees of $42,914, from fees collected under the Investment Advisory Agreement.

Pursuant to Board approval, beginning on June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic Fund Administration, LLC ("Atlantic") will replace Citi as the provider of those services to the Fund. Beginning June 1, 2008, Atlantic will replace FCS as a provider of officers and compliance support services to the Fund. In connection with these changes in service providers, resignations of the Trust's existing officers, who have been provided to the Trust pursuant to agreements with Citi and FCS, will become effective and the existing officers will be replaced by officers provided by Atlantic.

NOTE 4. WAIVER OF FEES

During the year the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through July 31, 2008 to limit total annual operating expenses to 1.30%. For the year ended March 31, 2008, fees waived and reimbursed were $6,600.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2008, were $27,630,784 and $6,728,341, respectively.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                                            2008        2007
                                                         ----------- ----------
Ordinary Income                                          $16,352,836 $1,891,114
Long-term Capital Gain                                       567,401     10,676
                                                         ----------- ----------
Total                                                    $16,920,237 $1,901,790
                                                         =========== ==========

As of March 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income                                       $ 3,114,601
Undistributed Long-Term Gain                                          2,061,155
Unrealized Appreciation (Depreciation)                               15,678,693
                                                                    -----------
Total                                                               $20,854,449
                                                                    ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to forward currency contracts.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2008. The following reclassification was the result of foreign currency gains, and has no impact on the net assets of the Fund.

Accumulated Undistributed Net Investment Income (Loss)            $ 14,679,232
Undistributed Net Realized Gain (Loss)                             (14,679,232)

NOTE 7. OTHER INFORMATION

On March 31, 2008, three shareholders held approximately 76% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

                                                          HARD
                                       14 [LOGO]  MERK(R) CURRENCY
                                                          FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM


To the Board of Trustees of Forum Funds and Shareholders of Merk Hard Currency
Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merk Hard Currency Fund (the "Fund"), a series of Forum Funds (the "Trust"), as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from May 10, 2005 (commencement of operations) through March 31, 2006. These financial statements and financial highlights are the responsibility of Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merk Hard Currency Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from May 10, 2005 (commencement of operations) through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 28, 2008

                                                          HARD
                                       15 [LOGO]  MERK(R) CURRENCY
                                                          FUND

ADDITIONAL INFORMATION (UNAUDITED)
MARCH 31, 2008


PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the period of July 1, 2006 through June 30, 2007 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only, and the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                      BEGINNING        ENDING
                    ACCOUNT VALUE  ACCOUNT VALUE  EXPENSES PAID    ANNUALIZED
                   OCTOBER 1, 2007 MARCH 31, 2008 DURING PERIOD* EXPENSE RATIO*
                   --------------- -------------- -------------- --------------
MERK HARD
  CURRENCY FUND
   Actual Return      $1,000.00      $1,098.60        $6.82           1.30%
   Hypothetical
     Return           $1,000.00      $1,018.50        $6.56           1.30%

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

                                                          HARD
                                       16 [LOGO]  MERK(R) CURRENCY
                                                          FUND

ADDITIONAL INFORMATION (UNAUDITED)
MARCH 31, 2008


FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $567,401 for the tax year ended March 31, 2008.

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 8.56% of its income dividends as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 100.00% of its short-term capital gain dividends as exempt from U.S. tax for foreign shareholders (QSD).

TRUSTEES AND OFFICERS OF THE TRUST - The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee of all funds in the Fund Complex, due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Mr. Keffer is also an Interested Trustee/ Director of Wintergreen Fund, Inc. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.

                                                          HARD
                                       17 [LOGO]  MERK(R) CURRENCY
                                                          FUND

ADDITIONAL INFORMATION (UNAUDITED)
MARCH 31, 2008


                     POSITION WITH THE LENGTH OF TIME PRINCIPAL OCCUPATION(S)
NAME AND BIRTH YEAR        TRUST           SERVED       DURING PAST 5 YEARS
-------------------  ----------------- -------------- ------------------------
INDEPENDENT TRUSTEES

J. Michael Parish      Chairman of     Trustee        Retired; Partner, Wolf,
Born: 1943             the Board;      since 1989     Block, Schorr and
                       Trustee;        (Chairman      Solis-Cohen, LLP (law
                       Chairman,       since 2004)    firm) 2002 - 2003;
                       Compliance                     Partner, Thelen Reid &
                       Committee,                     Priest LLP (law firm)
                       Nominating                     1995 - 2002.
                       Committee
                       and Qualified
                       Legal
                       Compliance
                       Committee

Costas Azariadis       Trustee;        Since 1989     Professor of Economics,
Born: 1943             Chairman,                      Washington University
                       Valuation                      (effective 2006);
                       Committee                      Professor of Economics,
                                                      University of
                                                      California-Los Angeles
                                                      1992 - 2006.

James C. Cheng         Trustee;        Since 1989     President, Technology
Born: 1942             Chairman,                      Marketing Associates
                       Audit                          (marketing company for
                       Committee                      small- and medium sized
                                                      businesses in New
                                                      England).

INTERESTED TRUSTEE

John Y. Keffer         Trustee;        Since 1989     President, Forum
Born: 1942             Chairman,                      Foundation (a charitable
                       Contracts                      organization) since
                       Committee                      2005; President, Forum
                                                      Trust, LLC (a
                                                      non-depository trust
                                                      company) since 1997;
                                                      President, Citi Fund
                                                      Services, LLC (Citi)
                                                      2003 - 2005; President,
                                                      Forum Financial Group,
                                                      LLC ("Forum") (a fund
                                                      services company
                                                      acquired by Citibank,
                                                      N.A.) 1999 - 2003.

OFFICERS

Simon D. Collier       President;      Since 2005     President of Foreside
Born: 1961             Principal                      Financial Group LLC
                       Executive                      ("FFG"), (financial
                       Officer                        services firm), the
                                                      parent of the
                                                      Distributor, and holds
                                                      various officer
                                                      positions of FFG
                                                      subsidiaries, 2005 to
                                                      present; President,
                                                      Foreside Services, Inc.
                                                      (staffing services
                                                      firm), an affiliate of
                                                      the Distributor, 2006 to
                                                      present; Chief Operating
                                                      Officer and Managing
                                                      Director, Global Fund
                                                      Services, Citigroup 2003
                                                      - 2005; Managing
                                                      Director, Global
                                                      Securities Services for
                                                      Investors, Citibank,
                                                      N.A. 1999 - 2003. Mr.
                                                      Collier serves as an
                                                      officer to other
                                                      unaffiliated mutual
                                                      funds or closed-end
                                                      funds for which the
                                                      Distributor or its
                                                      affiliates, act as
                                                      distributor or provider
                                                      of other services.

Trudance L.C. Bakke    Treasurer;      Since 2005     Director, Foreside
Born: 1971             Principal       (Principal     Compliance Service, LLC
                       Financial       Financial      since 2006; Product
                       Officer         Officer since  Manager, Citigroup 2003
                                       August         - 2006; Senior Manager
                                       2006)          of Corporate Finance,
                                                      Forum 1999 - 2003. Ms.
                                                      Bakke serves as an
                                                      officer to other
                                                      unaffiliated mutual
                                                      funds or closed-end
                                                      funds for which the
                                                      Distributor or its
                                                      affiliates, act as
                                                      distributor or provider
                                                      of other services.

Sara M. Morris         Vice            Since 2007     Director and
Born: 1963             President                      Relationship Manager,
                                                      Citigroup since 2004;
                                                      Chief Financial Officer,
                                                      The VIA Group, LLC
                                                      (strategic marketing
                                                      company) 2000 - 2003.

Velvet R. Regan        Secretary       Since 2007     Assistant Counsel, Citi
Born: 1978                                            Fund Services Ohio, Inc.
                                                      (f/k/a BISYS Fund
                                                      Services Ohio, Inc.)
                                                      since September 2006;
                                                      Associate Attorney,
                                                      Gilmartin Magence Camiel
                                                      & Ross, LLP (law firm)
                                                      February 2006 through
                                                      September 2006; Tax
                                                      Administrator, State
                                                      Street Corporation
                                                      2000 - 2002.


                                                          HARD
                                       18 [LOGO]  MERK(R) CURRENCY
                                                          FUND

                                                               HARD
   FOR MORE INFORMATION                        [LOGO]  MERK(R) CURRENCY
                                                               FUND

                                                     INVESTOR SHARES


          INVESTMENT ADVISER
        Merk Investments, LLC
        555 Bryant Street #455
         Palo Alto, CA 94301
           www.merkfund.com

            TRANSFER AGENT
     Citigroup Fund Services, LLC
           P.O. Box 182218
       Columbus, OH 43218-2218

             DISTRIBUTOR
     Foreside Fund Services, LLC
    Two Portland Square, 1st Floor
          Portland, ME 04101
          www.foresides.com

                                                   P.O. Box 182218
                                               Columbus, OH. 43218-2218

                                                   108 - AR - 0308

[LOGO]

MARCH 31, 2008

PAYSON TOTAL RETURN FUND

ANNUAL REPORT

                                    [GRAPHIC]

--------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                                 MARCH 31, 2008

--------------------------------------------------------------------------------

          A Message to Our Shareholders                            1

          Performance Chart and Analysis                           4

          Schedule of Investments                                  5

          Statement of Assets and Liabilities                      7

          Statement of Operations                                  8

          Statements of Changes in Net Assets                      9

          Financial Highlights                                    10

          Notes to Financial Statements                           11

          Report of Independent Registered Public Accounting Firm 15

          Additional Information (Unaudited)                      16

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------

                                                                 March 31, 2008

Dear Payson Total Return Fund Shareholder:

   The domestic equity markets experienced negative investment returns for the fiscal year ending March 31, 2008, following four consecutive years of positive returns. The S&P 500(R) Index produced a total return of -5.1% for this period. Returns were positive for the first half of the fiscal year, with the S&P 500 producing a total return of 11.2% from April 1, 2007 through its peak return on October 9, 2007. In the face of the severe housing downturn, resulting mortgage and credit markets crisis, and concerns about rising inflation and a possible recession, stocks fell sharply during the fourth quarter of 2007 and most of the first quarter of 2008. The S&P 500 experienced a -17.9% total return for the period beginning October 9, 2007 and ending March 10, 2008. A modest rebound occurred during the last days of March, with the S&P 500 producing a 4.0% total return from its low price on March 10, 2008 through the end of the fiscal year on March 31, 2008.

   Not surprisingly, the worst performance in the S&P 500 Index came from the financial services sector, followed by economically sensitive sectors. For the year ending March 31, 2008, the financial services sector and consumer discretionary sector experienced a total return of -27.4% and -17.6%, respectively. Negative total returns were also experienced in other sectors such as -9.6% for Telecommunications, -6.0%, for health care, -1.5% for utilities and -0.4% for information technology. On the positive side, the rising demand for oil and gas and other materials pushed commodity prices higher, and the energy and materials sectors enjoyed positive total returns of 22.0% and 8.9%, respectively. Investors also sought to mitigate risk in the consumer staple sector, which produced a total return of 9.2%. The industrial sector also fared well, with a 6.5% positive total return, and the weak dollar seemed to promote foreign demand for our exports, as well as improving the U.S. dollar profitability of foreign operations.

   THE FUND'S 1-YEAR, 5-YEAR AND 10-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2008 WERE -5.06%, 7.60% AND 2.29% RESPECTIVELY. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S RETURNS INCLUDE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. FOR THE PERIODS REPORTED, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED, OTHERWISE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS STATED IN THE CURRENT PROSPECTUS DATED AUGUST 1, 2007, THE FUND'S ANNUAL GROSS OPERATING EXPENSE RATIO IS 1.44%. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL
(800)805-8258.

   In the fixed income markets, the credit crisis served to revalue riskier assets, and the spread between the yields of investment grade and high yield bonds as compared to U.S. treasuries widened. The flight to safety produced strong returns for U.S. treasuries and pushed their interest rates down, with the yield on the 10-year U.S. treasury declining from 4.6% at the beginning of the fiscal year to 3.4% at the end of the year, March 31, 2008. The Fund did not have any significant exposure to fixed income investments during its recently completed fiscal year.

   While we did not anticipate the severity of the mortgage and credit crisis, we did in last year's shareholder letter to you express our concern that economic conditions could deteriorate and investment returns might turn negative. We have felt for some time that valuations for the stocks of many quality, large-capitalization companies, were the most attractive they had been in several years. In the management of the Payson Total Return Fund's portfolio, we have focused on stocks of many of these quality, large capitalization companies. For the fiscal year ended March 31, 2008, the Fund produced a total return of -5.06%, just slightly lower than the return of the S&P 500. Still, our focus on the quality companies helped minimize the damage. The S&P 100 Index, consisting of the 100 largest stocks of the S&P 500 Index, produced a total return for the year ended March 31, 2008 of -3.4%, while the Russell 2000 Index of smaller stocks produced a total return of -13.0% for this same timeframe. We continue to believe that the earnings of many of the larger companies will be less affected than smaller companies by a down turn in the economy, and that large company valuations remain relatively attractive.

   During the fiscal year just concluded, the Fund benefitted from a modest over weighting in the energy sector, with Fund holdings including Chesapeake Energy (50.3% total return for the fiscal year), Anardarko Petroleum (47.5%), Chevron (18.6%), Conoco Philips (14.0%) and Exxon-Mobil (14.0%) all producing strong positive returns. Other stocks in the Fund that provided double digit positive total returns were Nokia (41.3%), TJX Companies (24.0%), IBM (23.8%), WalMart (14.1%), Intel (13.1%), General Dynamics (10.6%), and Johnson & Johnson (10.4%).

   The Fund's performance was negatively affected by its lack of exposure to the materials sector and low exposure to consumer staples. The Fund also suffered significantly in the fourth quarter of 2007, as its investments in certain financial stocks experienced sharp declines in prices. For the fiscal year ended March 31, 2008, Washington Mutual, Citigroup, and First Marblehead all declined by more than 50% and these companies cut their dividends. These three companies have been sold out of the Fund's portfolio, and we have invested in what we believe to be quality companies in the financial services sector, namely JP Morgan Chase, Wells Fargo, American International Group, and Bank of America. Still, these companies are not without issues, and we continue to underweight the financial services sector. Other stocks held in the Fund for all or most of the fiscal year that produced double digit negative total returns included Harley Davidson with -34.2%, Home Depot with -21.4%, and Pfizer' total return of -12.4%.


   Overall, based upon historical valuations relative to earnings, equities are by no means cheap, especially the smaller and mid-sized company stocks. The economy appears to be in a recession, and the dramatic decline in the housing industry and resulting mortgage and credit crisis remains a big concern. Coupled with high energy and commodity prices, large budget and trade deficits, rising inflation, a weak U.S. dollar, and the apparent recession, we believe investors may realize modest returns from equities that may be negative in the short run, and that volatility may continue to be high.

   We continue to believe that the quality, large capitalization stocks are the most attractive segment of the domestic market for long term investments. We will continue to focus on quality companies with good financial strength and strong competitive positions in their respective industries. We also prefer companies with a demonstrated ability to grow their dividends. Although our outlook for stock market returns in general is modest, we believe our ongoing attention to valuations has potential to improve our shareholders' chances of success in the long run.

   As always, we thank you for your continued confidence in H.M. Payson & Co.

H.M. Payson & Co.
Investment Adviser

A YIELD SPREAD IS THE DIFFERENCE BETWEEN YIELDS OF DIFFERING DEBT INSTRUMENTS. WHEN THE YIELD SPREAD WIDENS IT IMPLIES THAT THE MARKET ANTICIPATES A POSSIBLE INCREASE IN THE RISK OF DEFAULT ON LOWER GRADE BONDS. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. RUSSELL 2000(R) INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX(R). ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (800) 805-8258. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

THE VIEWS IN THIS REPORT ARE THOSE OF THE FUND'S INVESTMENT ADVISER, H.M. PAYSON & CO. AS OF MARCH 31, 2008 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THERE AFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

--------------------------------------------------------------------------------

PERFORMANCE CHART AND ANALYSIS

--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in Payson Total Return Fund (the "Fund"), including reinvestment of dividends and distributions, to the Fund's related securities index, over the past 10 fiscal years. The Standard and Poor's 500 Composite Index (''S&P 500 Index") is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE FUND'S CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO IS 1.44%. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR MOST RECENT MONTH END PERFORMANCE PLEASE CALL (800) 805-8258.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                           PAYSON TOTAL RETURN FUND
                               VS. S&P 500 INDEX

                       AVERAGE ANNUAL TOTAL RETURN
                       ON 3/31/08
                       ---------------------------
                       One Year:                 (5.06%)
                       Five Year:                 7.60%
                       Ten Year:                  2.29%

                       INVESTMENT VALUE ON 3/31/08
                       ---------------------------
                       Payson Total Return Fund: $12,534
                       S&P 500 Index:            $14,111

                                    [CHART]
                       Payson Total
                       Return Fund                 S&P 500 Index
                       -----------                 -------------
     3/31/1998            10,000                      10,000
     4/30/1998            10,014                      10,101
     5/31/1998            9,648                       9,927
     6/30/1998            9,419                       10,330
     7/31/1998            9,011                       10,220
     8/31/1998            7,896                       8,743
     9/30/1998            8,265                       9,303
    10/31/1998            8,922                       10,059
    11/30/1998            9,271                       10,669
    12/31/1998            9,571                       11,284
     1/31/1999            9,491                       11,756
     2/28/1999            8,972                       11,390
     3/31/1999            9,180                       11,846
     4/30/1999            9,702                       12,305
     5/31/1999            9,658                       12,014
     6/30/1999            9,845                       12,681
     7/31/1999            9,608                       12,285
     8/31/1999            9,571                       12,224
     9/30/1999            9,096                       11,889
    10/31/1999            9,245                       12,641
    11/30/1999            9,186                       12,898
    12/31/1999            9,287                       13,658
     1/31/2000            8,919                       12,972
     2/29/2000            8,796                       12,726
     3/31/2000            9,596                       13,971
     4/30/2000            9,619                       13,551
     5/31/2000            9,797                       13,273
     6/30/2000            9,728                       13,600
     7/31/2000            9,790                       13,388
     8/31/2000            10,381                      14,219
     9/30/2000            10,376                      13,468
    10/31/2000            10,602                      13,412
    11/30/2000            10,227                      12,354
    12/31/2000            10,463                      12,415
     1/31/2001            11,313                      12,855
     2/28/2001            10,696                      11,683
     3/31/2001            10,459                      10,943
     4/30/2001            11,197                      11,793
     5/31/2001            11,272                      11,872
     6/30/2001            11,166                      11,583
     7/31/2001            11,234                      11,469
     8/31/2001            10,939                      10,751
     9/30/2001            9,943                       9,883
    10/31/2001            10,341                      10,074
    11/30/2001            10,934                      10,844
    12/31/2001            11,222                      10,939
     1/31/2002            11,030                      10,779
     2/28/2002            10,916                      10,574
     3/31/2002            11,412                      10,973
     4/30/2002            11,086                      10,304
     5/31/2002            11,033                      10,228
     6/30/2002            10,177                      9,500
     7/31/2002            9,426                       8,759
     8/31/2002            9,452                       8,817
     9/30/2002            8,651                       7,858
    10/31/2002            8,874                       8,553
    11/30/2002            9,239                       9,053
    12/31/2002            9,084                       8,525
     1/31/2003            8,903                       8,300
     2/28/2003            8,776                       8,179
     3/31/2003            8,691                       8,253
     4/30/2003            9,121                       8,933
     5/31/2003            9,578                       9,409
     6/30/2003            9,759                       9,524
     7/31/2003            9,815                       9,691
     8/31/2003            9,906                       9,889
     9/30/2003            9,937                       9,776
    10/31/2003            10,186                      10,332
    11/30/2003            10,297                      10,429
    12/31/2003            10,667                      10,964
     1/31/2004            10,880                      11,173
     2/29/2004            11,001                      11,326
     3/31/2004            10,944                      11,148
     4/30/2004            10,647                      10,976
     5/31/2004            10,730                      11,137
     6/30/2004            10,867                      11,343
     7/31/2004            10,560                      10,968
     8/31/2004            10,616                      11,012
     9/30/2004            10,682                      11,132
    10/31/2004            10,823                      11,311
    11/30/2004            11,197                      11,759
    12/31/2004            11,660                      12,159
     1/31/2005            11,378                      11,863
     2/28/2005            11,641                      12,112
     3/31/2005            11,372                      11,898
     4/30/2005            11,107                      11,672
     5/31/2005            11,428                      12,044
     6/30/2005            11,625                      12,061
     7/31/2005            11,890                      12,509
     8/31/2005            11,796                      12,395
     9/30/2005            11,760                      12,496
    10/31/2005            11,533                      12,287
    11/30/2005            11,874                      12,752
    12/31/2005            11,871                      12,756
     1/31/2006            12,052                      13,094
     2/28/2006            12,042                      13,130
     3/31/2006            12,226                      13,293
     4/30/2006            12,293                      13,472
     5/31/2006            11,980                      13,084
     6/30/2006            11,875                      13,102
     7/31/2006            11,856                      13,182
     8/31/2006            12,150                      13,496
     9/30/2006            12,422                      13,844
    10/31/2006            12,812                      14,295
    11/30/2006            13,259                      14,567
    12/31/2006            13,280                      14,771
     1/31/2007            13,470                      14,995
     2/28/2007            13,232                      14,701
     3/31/2007            13,221                      14,866
     4/30/2007            13,844                      15,524
     5/31/2007            14,321                      16,066
     6/30/2007            14,269                      15,799
     7/31/2007            13,859                      15,309
     8/31/2007            14,230                      15,539
     9/30/2007            14,644                      16,120
    10/31/2007            14,595                      16,376
    11/30/2007            13,705                      15,692
    12/31/2007            13,388                      15,583
     1/31/2008            12,856                      14,648
     2/29/2008            12,484                      14,172
     3/31/2008            12,534                      14,111

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

--------------------------------------------------------------------------------

                                 SECURITY
             SHARES             DESCRIPTION                VALUE
             ------- ---------------------------------- -----------
             COMMON STOCK -- 98.3%
             COMMUNICATIONS -- 2.7%
              25,000 eBay, Inc.(a)                      $   746,000
                                                        -----------

             CONSUMER CYCLICAL -- 14.7%
              12,000 Best Buy Co., Inc.                     497,520
              20,000 Harley-Davidson, Inc.                  750,000
              25,000 Home Depot, Inc.                       699,250
              25,000 Johnson Controls, Inc.                 845,000
               7,000 Thor Industries, Inc.                  208,390
              31,500 TJX Cos., Inc.                       1,041,705
                                                        -----------
                                                          4,041,865
                                                        -----------

             CONSUMER STAPLES -- 9.2%
              17,000 Cadbury Schweppes PLC                  751,740
               9,000 Diageo PLC                             731,880
              20,000 Wal-Mart Stores, Inc.                1,053,600
                                                        -----------
                                                          2,537,220
                                                        -----------

             ENERGY -- 15.0%
              10,000 Anadarko Petroleum Corp.               630,300
              25,000 Chesapeake Energy Corp.              1,153,750
              11,000 Chevron Corp.                          938,960
              12,000 ConocoPhillips                         914,520
               6,000 Exxon Mobil Corp.                      507,480
                                                        -----------
                                                          4,145,010
                                                        -----------

             FINANCIAL -- 12.0%
              11,100 American International Group, Inc.     480,075
              14,000 Bank of America Corp.                  530,740
              16,000 Duke Realty Corp. REIT                 364,960
              10,000 Hospitality Properties Trust REIT      340,200
              20,000 JPMorgan Chase & Co.                   859,000
              25,000 Wells Fargo & Co.                      727,500
                                                        -----------
                                                          3,302,475
                                                        -----------

                                 SECURITY
             SHARES             DESCRIPTION               VALUE
             ------- --------------------------------- -----------

             HEALTH CARE -- 14.6%
              20,000 Covidien, Ltd.                    $   885,000
              24,000 Johnson & Johnson                   1,556,880
              17,000 Medtronic, Inc.                       822,290
              10,000 Zimmer Holdings, Inc.(a)              778,600
                                                       -----------
                                                         4,042,770
                                                       -----------

             INDUSTRIALS -- 14.4%
               8,000 3M Co.                                633,200
               9,000 General Dynamics Corp.                750,330
              30,000 Graco, Inc.                         1,087,800
              18,000 Ingersoll-Rand Co., Ltd., Class A     802,440
              10,000 United Technologies Corp.             688,200
                                                       -----------
                                                         3,961,970
                                                       -----------

             TECHNOLOGY -- 15.7%
              36,000 Cisco Systems, Inc.(a)                867,240
               8,000 IBM                                   921,120
              42,000 Intel Corp.                           889,560
              26,000 Nokia OYJ, ADR                        827,580
              42,000 Oracle Corp.(a)                       821,520
                                                       -----------
                                                         4,327,020
                                                       -----------
             Total Common Stock
              (Cost $22,761,947)                        27,104,330
                                                       -----------

              PRINCIPAL                RATE  MATURITY
              ---------                ----  --------
              MORTGAGE-BACKED SECURITIES -- 0.0%(B)
               $3,265 GNMA Pool 394795
                       (Cost $3,281)   7.50% 10/15/10       3,380
                                                      -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2008

--------------------------------------------------------------------------------

                                 SECURITY
             SHARES             DESCRIPTION                VALUE
             ------ ----------------------------------- -----------
             SHORT-TERM INVESTMENTS -- 0.0%(B)
             MONEY MARKET FUND -- 0.0%(B)
             5,717  Citi/SM/ Institutional Trust Liquid
                     Reserves, Class A, 3.32%           $     5,717
                                                        -----------
             Total Short-Term Investments
              (Cost $5,717)                                   5,717
                                                        -----------
             Total Investments -- 98.3%
              (Cost $22,770,945)*                       $27,113,427
             Other Assets and Liabilities, Net -- 1.7%      463,285
                                                        -----------
             NET ASSETS -- 100.0%                       $27,576,712
                                                        ===========

-----------------
ADR  American Depositary Receipt
GNMA Government National Mortgage Association
PLC  Public Limited Company
REIT Real Estate Investment Trust

(a)Non-income producing security
(b)Less than 0.1%.
* Cost for Federal income tax purposes is $22,750,119 and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $ 5,892,502
                   Gross Unrealized Depreciation  (1,529,194)
                                                 -----------
                   Net Unrealized Appreciation
                    (Depreciation)               $ 4,363,308
                                                 ===========

                       PORTFOLIO HOLDINGS
                       % OF TOTAL INVESTMENTS

                       Communications               2.7%
                       Consumer Cyclical           14.9%
                       Consumer Staples             9.4%
                       Energy                      15.3%
                       Financial                   12.2%
                       Health Care                 14.9%
                       Industrials                 14.6%
                       Technology                  16.0%
                       Mortgage-Backed Securities   0.0%
                                                  ------
                                                  100.0%
                                                  ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008

--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $22,770,945)                                 $27,113,427
   Cash                                                                               514,752
   Receivables:
    Fund shares sold                                                                    5,000
    Interest and dividends                                                             23,538
   Prepaid expenses                                                                     3,812
                                                                                  -----------
Total Assets                                                                       27,660,529
                                                                                  -----------
LIABILITIES
   Payables:
    Fund shares redeemed                                                                  843
   Accrued Liabilities:
    Investment adviser fees                                                            13,920
    Compliance services fees                                                            2,332
    Trustees' fees and expenses                                                            24
    Other                                                                              66,698
                                                                                  -----------
Total Liabilities                                                                      83,817
                                                                                  -----------
NET ASSETS                                                                        $27,576,712
                                                                                  ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                                $24,526,807
   Accumulated undistributed (distributions in excess of) net investment income        20,826
   Accumulated net realized gain (loss) on investments                             (1,313,403)
   Unrealized appreciation (depreciation) on investments                            4,342,482
                                                                                  -----------
NET ASSETS                                                                        $27,576,712
                                                                                  ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)                         2,210,517
                                                                                  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE                    $     12.48
                                                                                  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income (Net of foreign taxes withholding of $3,529)          $    671,265
   Interest income                                                             24,696
                                                                         ------------
Total Investment Income                                                       695,961
                                                                         ------------
EXPENSES
   Investment advisory fees                                                   185,633
   Administration fees                                                        114,578
   Transfer agent fees                                                         22,715
   Custody fees                                                                 9,333
   Accounting fees                                                             13,416
   Registration fees                                                           10,006
   Professional fees                                                           43,093
   Trustees' fees and expenses                                                  1,256
   Compliance services fees                                                    29,334
   Reporting fees                                                              14,090
   Miscellaneous expenses                                                       7,057
                                                                         ------------
Total Expenses                                                                450,511
                                                                         ------------
NET INVESTMENT INCOME (LOSS)                                                  245,450
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                   (578,773)
   Net change in unrealized appreciation (depreciation) on investments     (1,085,297)
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     (1,664,070)
                                                                         ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $ (1,418,620)
                                                                         ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                YEAR ENDED     YEAR ENDED
                                                                                              MARCH 31, 2008 MARCH 31, 2007
                                                                                              -------------- --------------
OPERATIONS:
  Net investment income (loss)                                                                 $   245,450    $    99,459
  Net realized gain (loss) on investments                                                         (578,773)       498,561
  Net change in unrealized appreciation (depreciation) on investments                           (1,085,297)       614,418
                                                                                               -----------    -----------
Increase (Decrease) in net assets resulting from Operations                                     (1,418,620)     1,212,438
                                                                                               -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                           (269,643)       (84,423)
  Net realized gain on investments                                                                (698,720)      (371,469)
                                                                                               -----------    -----------
Total Distributions to Shareholders                                                               (968,363)      (455,892)
                                                                                               -----------    -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                                                 1,222,648        835,485
  Transactions due to acquisitions                                                                      --     12,198,245
  Reinvestment of distributions                                                                    524,619        232,731
  Redemption of shares                                                                          (2,160,068)    (2,446,229)
                                                                                               -----------    -----------
Increase (Decrease) from Capital Share Transactions                                               (412,801)    10,820,232
                                                                                               -----------    -----------
Increase (Decrease) in Net Assets                                                               (2,799,784)    11,576,778
                                                                                               -----------    -----------
NET ASSETS:
  Beginning of year                                                                             30,376,496     18,799,718
                                                                                               -----------    -----------
  End of year (a)                                                                              $27,576,712    $30,376,496
                                                                                               ===========    ===========
SHARE TRANSACTIONS
  Sale of shares                                                                                    88,472         62,498
  Transactions due to acquisitions                                                                      --        886,497
  Reinvestment of distributions                                                                     38,164         16,882
  Redemption of shares                                                                            (153,860)      (187,277)
                                                                                               -----------    -----------
Increase (Decrease) in shares                                                                      (27,224)       778,600
                                                                                               -----------    -----------
 (a) Accumulated undistributed (distributions in excess of) net investment income included in
     net assets                                                                                $    20,826    $     2,454
                                                                                               ===========    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                        YEARS ENDED MARCH 31,
                                                          -------------------------------------------------
                                                             2008       2007       2006      2005     2004
                                                             ----       ----       ----      ----     ----
NET ASSET VALUE, BEGINNING OF YEAR                        $ 13.57    $ 12.88    $ 12.04    $ 11.77  $  9.51
                                                          -------    -------    -------    -------  -------
INVESTMENT OPERATIONS
  Net investment income (loss)                               0.11(a)    0.07(a)    0.08(a)    0.19     0.23
  Net realized and unrealized gain (loss) on investments    (0.76)      0.96       0.82       0.27     2.23
                                                          -------    -------    -------    -------  -------
Total from Investment Operations                            (0.65)      1.03       0.90       0.46     2.46
                                                          -------    -------    -------    -------  -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                     (0.12)     (0.06)     (0.06)     (0.18)   (0.19)
  Net realized investment gains                             (0.32)     (0.28)        --         --       --
  Return of capital                                            --         --         --      (0.01)   (0.01)
                                                          -------    -------    -------    -------  -------
Total Distributions to Shareholders                         (0.44)     (0.34)     (0.06)     (0.19)   (0.20)
                                                          -------    -------    -------    -------  -------
NET ASSET VALUE, END OF YEAR                              $ 12.48    $ 13.57    $ 12.88    $ 12.04  $ 11.77
                                                          =======    =======    =======    =======  =======
TOTAL RETURN                                                (5.06)%     7.98%      7.51%      3.91%   25.92%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)               $27,577    $30,376    $18,800    $18,187  $18,335
Ratios to Average Net Assets:
  Net investment income (loss)                               0.80%      0.54%      0.66%      1.56%    2.15%
  Net expenses                                               1.46%      1.36%      1.37%      1.31%    1.22%
  Gross expenses (b)                                         1.46%      1.85%      1.89%      1.81%    1.72%
PORTFOLIO TURNOVER RATE                                        57%        46%        85%        48%      33%

(a)Calculated based upon average shares outstanding during the period.
(b)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Payson Total Return Fund (the "Fund"), is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

On March 23, 2007 the Fund acquired all the net assets of the Payson Value Fund. The acquisition of net assets and unrealized gain from this tax-free transaction was as follows:

                    DATE OF                SHARES  UNREALIZED
                  CONTRIBUTION NET ASSETS  ISSUED     GAIN
                  ------------ ----------  ------  ----------
                   3/23/2007   $12,198,245 886,497 $3,150,150

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION-Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued at the last quoted sales price or in the absence of a sale at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

--------------------------------------------------------------------------------

is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premiums and discounts are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES-The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

NEW ACCOUNTING PRONOUNCEMENTS-In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of March 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's Federal tax returns filed in the 3-year period ended March 31, 2008 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

--------------------------------------------------------------------------------


In March 2008, Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 161"), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER-H.M. Payson & Co. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the average daily net assets.

DISTRIBUTION-Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citi Fund Services, LLC ("Citi") or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICES-Citi provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

Pursuant to Board approval, beginning on June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic Fund Administration, LLC ("Atlantic") will replace Citi as the provider of those services to the Fund. Beginning June 1, 2008, Atlantic will replace FCS as a provider of officers and compliance support services to the Fund. In connection with these changes in service providers, resignations of the Trust's existing officers, who have been provided to the Trust pursuant to agreements with Citi and FCS, will become effective and the existing officers will be replaced by officers provided by Atlantic.

NOTE 4. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2008, were as follows:

                            NON US           US GOVERNMENT
                    GOVERNMENT OBLIGATIONS    OBLIGATIONS
                    ----------------------- ----------------
                     PURCHASES     SALES    PURCHASES SALES
                     ---------     -----    --------- -----
                    $17,372,994 $18,352,695    $--    $1,182

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

--------------------------------------------------------------------------------


NOTE 5. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                                2008     2007
                                                ----     ----
                Ordinary Income               $226,533 $127,788
                Long-Term Capital Gain (Loss)  741,830  328,104
                                              -------- --------
                Total                         $968,363 $455,892
                                              ======== ========

As of March 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

              Undistributed Long-Term Gain           $   157,676
              Unrealized Appreciation (Depreciation)   4,363,308
              Capital and Other Losses                (1,471,079)
                                                     -----------
              Total                                  $ 3,049,905
                                                     ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to post October losses.

For tax purposes, the current year post-October loss was $1,471,079. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2008. The following reclassification was the result of REIT reclassifications, and has no impact on the net assets of the Fund.

           Accumulated Undistributed Net Investment Income $ 42,565
           Undistributed Net Realized Gain (Loss)           (33,092)
           Paid-in-Capital                                   (9,473)

NOTE 6. OTHER INFORMATION

On March 31, 2008, two shareholders held approximately 43% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of Payson Total Return
Fund:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Payson Total Return Fund (the "Fund"), a series of Forum Funds (the "Trust"), as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payson Total Return Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 28, 2008

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008

--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the period of July 1, 2006 through June 30, 2007 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008

--------------------------------------------------------------------------------


                              BEGINNING ACCOUNT ENDING ACCOUNT  EXPENSES   ANNUALIZED
                                    VALUE           VALUE      PAID DURING  EXPENSE
                               OCTOBER 1, 2007  MARCH 31, 2008   PERIOD*     RATIO*
                              ----------------- -------------- ----------- ----------
Actual Return                     $1,000.00       $  855.97       $6.87       1.48%
Hypothetical Return
  (5% return before expenses)     $1,000.00       $1,017.60       $7.47       1.48%

  * Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS-For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate
(QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund designates 1.51% of its income dividends as qualified interest income (QII.)

CAPITAL GAIN DIVIDENDS-The Fund paid long-term capital gain dividends of $741,830 for the tax year ended March 31, 2008.

TRUSTEES AND OFFICERS OF THE TRUST-The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee of each Fund in the Fund Complex due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Mr. Keffer is also an Interested Trustee/ Director of Wintergreen Fund, Inc. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008

--------------------------------------------------------------------------------


                          POSITION WITH           LENGTH OF                      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH      THE TRUST            TIME SERVED                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
 J. Michael Parish     Chairman of the      Trustee since 1989    Retired; Partner, Wolf, Block, Schorr and Solis-
 Born: 1943            Board; Trustee;      (Chairman since       Cohen, LLP (law firm) 2002-2003; Partner, Thelen
                       Chairman,            2004)                 Reid & Priest LLP (law firm) 1995-2002.
                       Compliance
                       Committee,
                       Nominating
                       Committee and
                       Qualified Legal
                       Compliance
                       Committee
------------------------------------------------------------------------------------------------------------------------
 Costas Azariadis      Trustee; Chairman,   Since 1989            Professor of Economics, Washington University
 Born: 1943            Valuation Committee                        (effective 2006); Professor of Economics,
                                                                  University of California-Los Angeles 1992-2006.
------------------------------------------------------------------------------------------------------------------------
 James C. Cheng        Trustee; Chairman,   Since 1989            President, Technology Marketing Associates
 Born: 1942            Audit Committee                            (marketing company for small- and medium sized
                                                                  businesses in New England).
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
 John Y. Keffer        Trustee; Chairman,   Since 1989            President, Forum Foundation (a charitable
 Born: 1942            Contracts Committee                        organization) since 2005; President, Forum Trust,
                                                                  LLC (a non-depository trust company) since 1997;
                                                                  President, Citi Fund Services, LLC (Citi) 2003-
                                                                  2005; President, Forum Financial Group, LLC
                                                                  ("Forum") (a fund services company acquired by
                                                                  Citibank, N.A.) 1999-2003.
------------------------------------------------------------------------------------------------------------------------
 OFFICERS
 Simon D. Collier      President; Principal Since 2005            President of Foreside Financial Group LLC
 Born: 1961            Executive Officer                          ("FFG"), (financial services firm), the parent of the
                                                                  Distributor, and holds various officer positions of
                                                                  FFG subsidiaries, 2005 to present; President,
                                                                  Foreside Services, Inc. (staffing services firm), an
                                                                  affiliate of the Distributor, 2006 to present; Chief
                                                                  Operating Officer and Managing Director, Global
                                                                  Fund Services, Citigroup 2003-2005; Managing
                                                                  Director, Global Securities Services for Investors,
                                                                  Citibank, N.A. 1999-2003. Mr. Collier serves as an
                                                                  officer to other unaffiliated mutual funds or closed-
                                                                  end funds for which the Distributor or its affiliates,
                                                                  act as distributor or provider of other services.
------------------------------------------------------------------------------------------------------------------------
 Trudance L.C. Bakke   Treasurer; Principal Since 2005 (Principal Director, Foreside Compliance Service, LLC since
 Born: 1971            Financial Officer    Financial Officer     2006; Product Manager, Citigroup 2003-2006;
                                            since August 2006)    Senior Manager of Corporate Finance, Forum
                                                                  1999-2003. Ms. Bakke serves as an officer to
                                                                  other unaffiliated mutual funds or closed-end funds
                                                                  for which the Distributor or its affiliates, act as
                                                                  distributor or provider of other services.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2008

--------------------------------------------------------------------------------

                       POSITION WITH   LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH   THE TRUST    TIME SERVED                DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
   Sara M. Morris      Vice President Since 2007  Director and Relationship Manager, Citigroup since
   Born: 1963                                     2004; Chief Financial Officer, The VIA Group, LLC
                                                  (strategic marketing company) 2000-2003.
----------------------------------------------------------------------------------------------------
   Velvet R. Regan     Secretary      Since 2007  Assistant Counsel, Citi Fund Services Ohio, Inc.
   Born: 1978                                     (f/k/a BISYS Fund Services Ohio, Inc.) since
                                                  September 2006; Associate Attorney. Gilmartin
                                                  Magence Camiel & Ross, LLP (law firm) February
                                                  2006 through September 2006; Tax Administrator,
                                                  State Street Corporation 2000-2002.
----------------------------------------------------------------------------------------------------

                                TRANSFER AGENT
                            Citi Fund Services, LLC
                                P.O. Box 182218
                            Columbus, OH 43218-2218

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.foresides.com

                                  130-AR-0308

FOR MORE INFORMATION
                           PAYSON TOTAL RETURN FUND

                                P.O. BOX 182218
                            COLUMBUS, OH 43218-2218
                                 800-805-8258
                               WWW.HMPAYSON.COM
         [LOGO]
      H.M. Payson & Co.
      Established 1854
  A Maine Trust Company &
Registered Investment Advisor

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $102,500 in 2007 and $164,000 in 2008.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $0 in 2008.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $15,400 in 2007 and $16,400 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $1,000 in 2008. These services consisted of consent for N-1A refiling.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series or an affiliate of such investment adviser that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $15,400 in 2007 and $16,400 in 2008. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Series' investment adviser or any Affiliate.

(h) If the Series' investment adviser or any Affiliate engages the Registrant's principal accountant for non-audit services and the services were not pre-approved as described in paragraph (e)(1) of this Item, the Audit Committee considers such engagement in evaluating the independence of the Registrant's principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds


By   /s/ Simon D. Collier
     ---------------------------------------------
     Simon D. Collier, Principal Executive Officer

Date 5-29-08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ Simon D. Collier
     ---------------------------------------------
     Simon D. Collier, Principal Executive Officer

Date 5-29-08


By   /s/ Trudance L.C. Bakke
     ------------------------------------------------
     Trudance L.C. Bakke, Principal Financial Officer

Date 5-29-08